UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

   Investment Company Act file number      811-03826

AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)  (Zip code)

Sheri Morris      11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

   Registrant’s telephone number, including area code:     (713) 626-1919

   Date of fiscal year end:     04/30

   Date of reporting period:     10/31/19

Item 1.	Reports to Stockholders.

Semiannual Report to Shareholders	October 31, 2019

Invesco American Value Fund
Nasdaq:
A: MSAVX ∎ C: MSVCX ∎ R: MSARX ∎ Y: MSAIX ∎ R5: MSAJX ∎ R6: MSAFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco American Value Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.91%
Class C Shares	-3.21
Class R Shares	-3.01
Class Y Shares	-2.77
Class R5 Shares	-2.74
Class R6 Shares	-2.71
S&P 500 Index▼ (Broad Market Index)	4.16
Russell Midcap Value Index▼ (Style-Specific Index)	1.66
Lipper Mid-Cap Value Funds Index∎ (Peer Group Index)	-0.76

Source(s): ▼RIMES Technologies Corp.;∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco American Value Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicables sales charges

Class A Shares
Inception (10/18/93)	8.63%
10 Years	9.59
5 Years	2.33
1 Year	-0.64

Class C Shares
Inception (10/18/93)	8.57%
10 Years	9.42
5 Years	2.75
1 Year	3.55

Class R Shares
Inception (3/20/07)	5.85%
10 Years	9.94
5 Years	3.24
1 Year	4.92

Class Y Shares
Inception (2/7/06)	7.26%
10 Years	10.49
5 Years	3.75
1 Year	5.43

Class R5 Shares
10 Years	10.60%
5 Years	3.86
1 Year	5.52

Class R6 Shares
10 Years	10.56%
5 Years	3.94
1 Year	5.59

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	8.65%
10 Years	9.14
5 Years	2.88
1 Year	-11.73

Class C Shares
Inception (10/18/93)	8.59%
10 Years	8.96
5 Years	3.30
1 Year	-8.04

Class R Shares
Inception (3/20/07)	5.88%
10 Years	9.48
5 Years	3.79
1 Year	-6.82

Class Y Shares
Inception (2/7/06)	7.29%
10 Years	10.03
5 Years	4.31
1 Year	-6.35

Class R5 Shares
10 Years	10.15%
5 Years	4.41
1 Year	-6.28

Class R6 Shares
10 Years	10.10%
5 Years	4.50
1 Year	-6.21

shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.19%, 1.91%, 1.44%, 0.94%, 0.86% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco American Value Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.31%

Aerospace & Defense–2.47%

Textron, Inc.	552,459	$25,462,835

Apparel, Accessories & Luxury Goods–2.00%

Tapestry, Inc.	798,019	20,636,771

Automotive Retail–2.10%

Advance Auto Parts, Inc.	132,771	21,572,632

Biotechnology–1.09%

Myriad Genetics, Inc.(b)	334,042	11,247,194

Building Products–2.66%

Johnson Controls International PLC	632,742	27,416,711

Communications Equipment–3.59%

Ciena Corp.(b)	685,611	25,449,880

Plantronics, Inc.	290,981	11,470,471

		36,920,351

Consumer Finance–1.88%

Santander Consumer USA Holdings, Inc.	772,253	19,368,105

Copper–1.52%

Freeport-McMoRan, Inc.	1,595,078	15,663,666

Distributors–2.31%

LKQ Corp.(b)	701,049	23,828,656

Diversified Chemicals–1.81%

Eastman Chemical Co.	245,751	18,686,906

Diversified REITs–3.16%

Liberty Property Trust	551,364	32,569,071

Electric Utilities–5.77%

Edison International	284,014	17,864,481

Evergy, Inc.	325,411	20,797,017

FirstEnergy Corp.	430,332	20,793,642

		59,455,140

Electronic Equipment & Instruments–2.81%

Keysight Technologies, Inc.(b)	286,996	28,960,766

Food Distributors–0.99%

Performance Food Group Co.(b)	238,470	10,161,207

Food Retail–2.48%

Kroger Co. (The)	1,036,799	25,546,727

Health Care Facilities–2.98%

Encompass Health Corp.	478,796	30,652,520

	Shares	Value

Health Care Services–1.93%

DaVita, Inc.(b)	339,181	$19,876,007

Hotels, Resorts & Cruise Lines–6.69%

Norwegian Cruise Line Holdings Ltd.(b)	477,093	24,217,241

Royal Caribbean Cruises Ltd.	210,298	22,886,731

Wyndham Hotels & Resorts, Inc.	403,275	21,764,752

		68,868,724

Industrial Machinery–1.74%

Kennametal, Inc.	578,861	17,915,748

Insurance Brokers–6.16%

Arthur J. Gallagher & Co.	357,152	32,579,406

Willis Towers Watson PLC	165,146	30,865,787

		63,445,193

Interactive Home Entertainment–1.54%

Take-Two Interactive Software, Inc.(b)	131,626	15,841,189

Investment Banking & Brokerage–1.83%

Stifel Financial Corp.	336,266	18,824,171

IT Consulting & Other Services–0.79%

DXC Technology Co.	292,433	8,091,621

Life & Health Insurance–1.85%

Athene Holding Ltd., Class A(b)	438,406	19,004,900

Managed Health Care–2.95%

Centene Corp.(b)	573,033	30,416,592

Marine–2.22%

Kirby Corp.(b)	288,343	22,825,232

Office REITs–2.58%

Hudson Pacific Properties, Inc.	740,398	26,595,096

Oil & Gas Equipment & Services–1.34%

TechnipFMC PLC (United Kingdom)	698,444	13,780,300

Oil & Gas Exploration & Production–3.29%

Marathon Oil Corp.	1,464,760	16,888,683

Noble Energy, Inc.	883,666	17,019,407

		33,908,090

Other Diversified Financial Services–2.12%

Voya Financial, Inc.	403,668	21,781,925

Regional Banks–9.41%

Comerica, Inc.	248,351	16,247,122

KeyCorp	1,286,340	23,115,530

TCF Financial Corp.	498,465	19,734,229

Wintrust Financial Corp.	293,224	18,713,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                      Invesco American Value Fund

	Shares	Value

Regional Banks–(continued)

Zions Bancorp. N.A.	394,442	$19,118,604

		96,929,041

Semiconductor Equipment–2.81%

KLA Corp.	171,069	28,917,504

Specialized REITs–2.32%

Life Storage, Inc.	219,315	23,887,790

Specialty Chemicals–2.42%

W.R. Grace & Co.	375,653	24,962,142

Systems Software–0.99%

Teradata Corp.(b)	340,038	10,177,337

Trucking–2.71%

Knight-Swift Transportation Holdings, Inc.	766,256	27,937,694

Total Common Stocks & Other Equity Interests (Cost $863,369,197)		1,002,135,554

	Shares	Value

Money Market Funds–2.81%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	10,115,655	$10,115,655

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	7,224,701	7,227,591

Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	11,560,748	11,560,748

Total Money Market Funds (Cost $28,902,014)		28,903,994

TOTAL INVESTMENTS IN SECURITIES–100.12% (Cost $892,271,211)		1,031,039,548

OTHER ASSETS LESS LIABILITIES–(0.12)%		(1,252,225)

NET ASSETS–100.00%		$1,029,787,323

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Financials	23.25%
Consumer Discretionary	13.10
Industrials	11.80
Information Technology	10.99
Health Care	8.95
Real Estate	8.06
Utilities	5.77
Materials	5.75
Energy	4.63
Consumer Staples	3.47
Communication Services	1.54
Money Market Funds Plus Other Assets Less Liabilities	2.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco American Value Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $863,369,197)	$1,002,135,554

Investments in affiliated money market funds, at value (Cost $28,902,014)	28,903,994

Receivable for:
Investments sold	3,030,591

Fund shares sold	292,026

Dividends	117,105

Investment for trustee deferred compensation and retirement plans	187,052

Other assets	58,307

Total assets	1,034,724,629

Liabilities:

Payable for:
Investments purchased	1,821,675

Fund shares reacquired	1,434,006

Accrued fees to affiliates	1,314,239

Accrued trustees’ and officers’ fees and benefits	2,366

Accrued other operating expenses	160,244

Trustee deferred compensation and retirement plans	204,776

Total liabilities	4,937,306

Net assets applicable to shares outstanding	$1,029,787,323

Net assets consist of:

Shares of beneficial interest	$862,434,801

Distributable earnings	167,352,522

$1,029,787,323

Net Assets:

Class A	$776,050,609

Class C	$22,203,740

Class R	$16,376,603

Class Y	$134,010,444

Class R5	$18,631,489

Class R6	$62,514,438

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	23,493,065

Class C	844,967

Class R	498,693

Class Y	4,020,652

Class R5	558,415

Class R6	1,872,574

Class A:
Net asset value per share	$33.03

Maximum offering price per share (Net asset value of $33.03 ÷ 94.50%)	$34.95

Class C:
Net asset value and offering price per share	$26.28

Class R:
Net asset value and offering price per share	$32.84

Class Y:
Net asset value and offering price per share	$33.33

Class R5:
Net asset value and offering price per share	$33.36

Class R6:
Net asset value and offering price per share	$33.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco American Value Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends	$9,605,975
Dividends from affiliated money market funds	252,216

Total investment income	9,858,191

Expenses:

Advisory fees	3,840,814

Administrative services fees	78,343

Custodian fees	7,745

Distribution fees:
Class A	1,001,577

Class C	119,810

Class R	44,756

Transfer agent fees – A, C, R and Y	957,907

Transfer agent fees – R5	12,280

Transfer agent fees – R6	9,344

Trustees’ and officers’ fees and benefits	14,106

Registration and filing fees	51,646

Reports to shareholders	67,609

Professional services fees	28,474

Other	21,597

Total expenses	6,256,008

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(17,396)

Net expenses	6,238,612

Net investment income	3,619,579

Realized and unrealized gain (loss) from:

Net realized gain from Investment securities	11,499,157

Change in net unrealized appreciation (depreciation) of Investment securities	(50,249,731)

Net realized and unrealized gain (loss)	(38,750,574)

Net increase (decrease) in net assets resulting from operations	$(35,130,995)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco American Value Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31,	April 30,
	2019	2019

Operations:

Net investment income	$3,619,579	$5,137,226

Net realized gain	11,499,157	71,007,064

Change in net unrealized appreciation (depreciation)	(50,249,731)	(80,784,485)

Net increase (decrease) in net assets resulting from operations	(35,130,995)	(4,640,195)

Distributions to shareholders from distributable earnings:

Class A	–	(89,083,319)

Class C	–	(8,383,288)

Class R	–	(2,150,588)

Class Y	–	(18,637,935)

Class R5	–	(3,019,574)

Class R6	–	(7,656,836)

Total distributions from distributable earnings	–	(128,931,540)

Share transactions–net:

Class A	(69,149,845)	23,943,978

Class C	(6,321,258)	(40,803,017)

Class R	(2,994,774)	(3,016,181)

Class Y	(16,608,858)	(31,945,480)

Class R5	(8,184,681)	(32,686,919)

Class R6	(4,122,296)	(66,839,564)

Net increase (decrease) in net assets resulting from share transactions	(107,381,712)	(151,347,183)

Net increase (decrease) in net assets	(142,512,707)	(284,918,918)

Net assets:

Beginning of period	1,172,300,030	1,457,218,948

End of period	$1,029,787,323	$1,172,300,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco American Value Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$34.02	$0.10	$(1.09)	$(0.99)	$–	$–	$–	$33.03	(2.91)%		$776,051	1.21	%(d)	1.21	%(d)	0.63	%(d)	12%
Year ended 04/30/19	38.47	0.13	(0.69)	(0.56)	(0.14)	(3.75)	(3.89)	34.02	(0.03)		871,220	1.19		1.19		0.37		38
Year ended 04/30/18	38.52	0.07	4.37	4.44	(0.24)	(4.25)	(4.49)	38.47	12.11		938,346	1.19		1.19		0.19		44
Year ended 04/30/17	34.01	0.20	4.70	4.90	(0.08)	(0.31)	(0.39)	38.52	14.40		1,031,600	1.21		1.21		0.53		42
Year ended 04/30/16	40.44	0.09	(4.06)	(3.97)	(0.01)	(2.45)	(2.46)	34.01	(9.62)		1,122,286	1.19		1.20		0.26		28
Year ended 04/30/15	40.11	0.00	4.23	4.23	(0.02)	(3.88)	(3.90)	40.44	11.27		1,242,480	1.19		1.20		0.01		34
Class C
Six months ended 10/31/19	27.15	(0.01)	(0.86)	(0.87)	–	–	–	26.28	(3.21	)(e)	22,204	1.91	(d)(e)	1.91	(d)(e)	(0.07	)(d)(e)	12
Year ended 04/30/19	31.66	(0.11)	(0.65)	(0.76)	–	(3.75)	(3.75)	27.15	(0.77	)(e)	29,562	1.91	(e)	1.91	(e)	(0.35	)(e)	38
Year ended 04/30/18	32.44	(0.17)	3.64	3.47	–	(4.25)	(4.25)	31.66	11.30	(e)	82,217	1.92	(e)	1.92	(e)	(0.54	)(e)	44
Year ended 04/30/17	28.83	(0.06)	3.98	3.92	–	(0.31)	(0.31)	32.44	13.59	(e)	98,096	1.94	(e)	1.94	(e)	(0.20	)(e)	42
Year ended 04/30/16	34.95	(0.15)	(3.52)	(3.67)	–	(2.45)	(2.45)	28.83	(10.28	)(e)	103,706	1.93	(e)	1.94	(e)	(0.48	)(e)	28
Year ended 04/30/15	35.41	(0.26)	3.68	3.42	–	(3.88)	(3.88)	34.95	10.44	(e)	125,201	1.92	(e)	1.93	(e)	(0.72	)(e)	34
Class R
Six months ended 10/31/19	33.86	0.06	(1.08)	(1.02)	–	–	–	32.84	(3.01)		16,377	1.46	(d)	1.46	(d)	0.38	(d)	12
Year ended 04/30/19	38.24	0.04	(0.67)	(0.63)	–	(3.75)	(3.75)	33.86	(0.28)		19,979	1.44		1.44		0.12		38
Year ended 04/30/18	38.26	(0.02)	4.33	4.31	(0.08)	(4.25)	(4.33)	38.24	11.81		25,189	1.44		1.44		(0.06)		44
Year ended 04/30/17	33.80	0.10	4.67	4.77	–	(0.31)	(0.31)	38.26	14.11		46,937	1.46		1.46		0.28		42
Year ended 04/30/16	40.29	0.00	(4.04)	(4.04)	–	(2.45)	(2.45)	33.80	(9.82)		66,207	1.44		1.45		0.01		28
Year ended 04/30/15	40.06	(0.10)	4.21	4.11	–	(3.88)	(3.88)	40.29	10.97		76,594	1.44		1.45		(0.24)		34
Class Y
Six months ended 10/31/19	34.28	0.15	(1.10)	(0.95)	–	–	–	33.33	(2.77)		134,010	0.96	(d)	0.96	(d)	0.88	(d)	12
Year ended 04/30/19	38.76	0.23	(0.71)	(0.48)	(0.25)	(3.75)	(4.00)	34.28	0.21		155,238	0.94		0.94		0.62		38
Year ended 04/30/18	38.80	0.17	4.40	4.57	(0.36)	(4.25)	(4.61)	38.76	12.38		208,223	0.94		0.94		0.44		44
Year ended 04/30/17	34.25	0.29	4.73	5.02	(0.16)	(0.31)	(0.47)	38.80	14.66		375,626	0.96		0.96		0.78		42
Year ended 04/30/16	40.62	0.18	(4.07)	(3.89)	(0.03)	(2.45)	(2.48)	34.25	(9.36)		452,703	0.94		0.95		0.51		28
Year ended 04/30/15	40.26	0.11	4.24	4.35	(0.11)	(3.88)	(3.99)	40.62	11.55		545,456	0.94		0.95		0.26		34
Class R5
Six months ended 10/31/19	34.30	0.16	(1.10)	(0.94)	–	–	–	33.36	(2.74)		18,631	0.87	(d)	0.87	(d)	0.97	(d)	12
Year ended 04/30/19	38.80	0.26	(0.73)	(0.47)	(0.28)	(3.75)	(4.03)	34.30	0.27		27,732	0.86		0.86		0.70		38
Year ended 04/30/18	38.84	0.20	4.43	4.63	(0.42)	(4.25)	(4.67)	38.80	12.53		62,354	0.86		0.86		0.52		44
Year ended 04/30/17	34.29	0.33	4.74	5.07	(0.21)	(0.31)	(0.52)	38.84	14.77		86,569	0.85		0.85		0.89		42
Year ended 04/30/16	40.63	0.22	(4.07)	(3.85)	(0.04)	(2.45)	(2.49)	34.29	(9.26)		128,357	0.82		0.83		0.63		28
Year ended 04/30/15	40.28	0.15	4.24	4.39	(0.16)	(3.88)	(4.04)	40.63	11.66		95,082	0.82		0.83		0.38		34
Class R6
Six months ended 10/31/19	34.31	0.17	(1.10)	(0.93)	–	–	–	33.38	(2.71)		62,514	0.79	(d)	0.79	(d)	1.05	(d)	12
Year ended 04/30/19	38.82	0.29	(0.73)	(0.44)	(0.32)	(3.75)	(4.07)	34.31	0.37		68,568	0.78		0.78		0.78		38
Year ended 04/30/18	38.88	0.24	4.42	4.66	(0.47)	(4.25)	(4.72)	38.82	12.59		140,889	0.77		0.77		0.61		44
Year ended 04/30/17	34.32	0.37	4.74	5.11	(0.24)	(0.31)	(0.55)	38.88	14.88		165,781	0.76		0.76		0.98		42
Year ended 04/30/16	40.64	0.25	(4.07)	(3.82)	(0.05)	(2.45)	(2.50)	34.32	(9.19)		143,003	0.73		0.74		0.72		28
Year ended 04/30/15	40.28	0.19	4.25	4.44	(0.20)	(3.88)	(4.08)	40.64	11.77		143,793	0.73		0.74		0.47		34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $797,024, $25,071, $17,808, $139,739, $24,428 and $63,950 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95%, 0.97%, 0.97%, 0.97%, 0.99% and 0.98% for the six months ended October 31, 2019 and the years ended April 30, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco American Value Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term capital appreciation. Prior to October 28, 2019, the Fund’s investment objective was total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco American Value Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

12                      Invesco American Value Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.720%
Next $535 million	0.715%
Next $31.965 billion	0.650%
Over $33 billion	0.640%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $13,485.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $50,509 in front-end sales commissions from the sale of Class A shares and $1,881 and $363 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $7,696 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

13                      Invesco American Value Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,911.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $127,406,522 and $236,798,271, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

14                      Invesco American Value Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$205,964,471

Aggregate unrealized (depreciation) of investments	(74,139,341)

Net unrealized appreciation of investments	$131,825,130

Cost of investments for tax purposes is $899,214,418.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	October 31, 2019(a)		April 30, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	674,585	$21,933,282	2,374,194	$84,237,878

Class C	41,011	1,056,088	143,531	4,246,582

Class R	55,987	1,787,893	146,104	5,203,373

Class Y	281,577	9,274,142	888,661	32,058,634

Class R5	45,511	1,495,582	170,349	6,146,454

Class R6	184,292	6,067,660	489,656	18,018,069

Issued as reinvestment of dividends:

Class A	-	-	2,825,470	84,340,635

Class C	-	-	330,584	7,897,661

Class R	-	-	72,283	2,149,682

Class Y	-	-	488,901	14,691,467

Class R5	-	-	99,659	2,995,763

Class R6	-	-	248,801	7,478,944

Automatic conversion of Class C shares to Class A shares:

Class A	57,637	1,888,060	1,046,064	33,068,721

Class C	(72,349)	(1,888,060)	(1,308,333)	(33,068,721)

Reacquired:

Class A	(2,851,275)	(92,971,187)	(5,025,225)	(177,703,256)

Class C	(212,368)	(5,489,286)	(674,289)	(19,878,539)

Class R	(147,374)	(4,782,667)	(287,002)	(10,369,236)

Class Y	(789,599)	(25,883,000)	(2,220,865)	(78,695,581)

Class R5	(295,650)	(9,680,263)	(1,068,701)	(41,829,136)

Class R6	(310,442)	(10,189,956)	(2,369,083)	(92,336,577)

Net increase (decrease) in share activity	(3,338,457)	$(107,381,712)	(3,629,241)	$(151,347,183)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Mid Cap Value Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

15                      Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$970.90	$5.99	$1,019.05	$6.14	1.21%
Class C	1,000.00	967.90	9.45	1,015.53	9.68	1.91
Class R	1,000.00	969.90	7.23	1,017.80	7.41	1.46
Class Y	1,000.00	972.30	4.76	1,020.31	4.88	0.96
Class R5	1,000.00	972.60	4.31	1,020.76	4.42	0.87
Class R6	1,000.00	972.90	3.92	1,021.17	4.01	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

16                      Invesco American Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco American Value Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

17                      Invesco American Value Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

    D. Economies of Scale and Breakpoints

    The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

    E. Profitability and Financial Resources

    The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

    F. Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

18                      Invesco American Value Fund

19

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-AMVA-SAR-1

Semiannual Report to Shareholders	October 31, 2019

Invesco Comstock Fund
Nasdaq:
A: ACSTX ∎ C: ACSYX ∎ R: ACSRX ∎ Y: ACSDX ∎ R5: ACSHX ∎ R6: ICSFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
20	Fund Expenses
21	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                                Invesco Comstock Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–0.90%
Class C Shares	–1.16
Class R Shares	–0.97
Class Y Shares	–0.74
Class R5 Shares	–0.71
Class R6 Shares	–0.67
S&P 500 Index▼ (Broad Market Index)	4.16
Russell 1000 Value Index▼ (Style-Specific Index)	3.07
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	2.58

Source(s): ▼RIMES Technologies Corp.;⬛ Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                                Invesco Comstock Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.56%
10 Years	10.37
5 Years	5.11
1 Year	–0.30

Class C Shares
Inception (10/26/93)	9.28%
10 Years	10.17
5 Years	5.54
1 Year	3.82

Class R Shares
Inception (10/1/02)	8.73%
10 Years	10.71
5 Years	6.05
1 Year	5.24

Class Y Shares
Inception (10/29/04)	7.44%
10 Years	11.27
5 Years	6.58
1 Year	5.76

Class R5 Shares
10 Years	11.35%
5 Years	6.66
1 Year	5.83

Class R6 Shares
10 Years	11.33%
5 Years	6.76
1 Year	5.93

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Com-stock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.54%
10 Years	10.00
5 Years	4.86
1 Year	–9.23

Class C Shares
Inception (10/26/93)	9.26%
10 Years	9.80
5 Years	5.28
1 Year	–5.52%

Class R Shares
Inception (10/1/02)	8.69%
10 Years	10.34
5 Years	5.79
1 Year	–4.20

Class Y Shares
Inception (10/29/04)	7.39%
10 Years	10.90
5 Years	6.32
1 Year	–3.72

Class R5 Shares
10 Years	10.98%
5 Years	6.40
1 Year	–3.67

Class R6 Shares
10 Years	10.95%
5 Years	6.50
1 Year	–3.58

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.55%, 1.06%, 0.56%, 0.49% and 0.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.56%, 1.07%, 0.57%, 0.50% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

4                                Invesco Comstock Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–94.77%

Aerospace & Defense–1.10%

Textron, Inc.	2,686,611	$123,825,901

Agricultural Products–1.35%

Archer-Daniels-Midland Co.	3,598,147	151,266,100

Apparel Retail–0.41%

Gap, Inc. (The)	2,813,273	45,743,819

Asset Management & Custody Banks–2.82%

Bank of New York Mellon Corp. (The)	3,222,174	150,636,634
State Street Corp.	2,509,713	165,816,738
		316,453,372

Automobile Manufacturers–2.05%

General Motors Co.	6,201,120	230,433,619

Automotive Retail–0.32%

Advance Auto Parts, Inc.	219,005	35,583,932

Biotechnology–1.14%

Gilead Sciences, Inc.	2,004,453	127,703,701

Broadcasting–0.55%

CBS Corp., Class B	1,728,852	62,307,826

Building Products–1.68%

Johnson Controls International PLC	4,357,540	188,812,208

Cable & Satellite–2.63%

Charter Communications, Inc., Class A(b)	345,990	161,874,882
Comcast Corp., Class A	2,973,066	133,252,818
		295,127,700

Communications Equipment–1.70%

Cisco Systems, Inc.	4,018,529	190,920,313

Construction Machinery & Heavy Trucks–0.86%

Caterpillar, Inc.	701,040	96,603,312

Consumer Finance–0.68%

Ally Financial, Inc.	2,489,949	76,267,138

Diversified Banks–15.43%

Bank of America Corp.	18,143,551	567,348,840
Citigroup, Inc.	8,204,195	589,553,453
JPMorgan Chase & Co.	3,187,033	398,124,162
Wells Fargo & Co.	3,414,613	176,296,469
		1,731,322,924

Electrical Components & Equipment–3.02%

Eaton Corp. PLC	2,064,289	179,820,215

	Shares	Value
Electrical Components & Equipment–(continued)

Emerson Electric Co.	2,264,807	$158,876,211
		338,696,426

Fertilizers & Agricultural Chemicals–1.92%

CF Industries Holdings, Inc.	1,855,128	84,130,055
Corteva, Inc.	4,998,444	131,858,953
		215,989,008

Health Care Distributors–1.62%

Cardinal Health, Inc.	1,821,023	90,049,587
McKesson Corp.	694,365	92,350,545
		182,400,132

Health Care Equipment–0.49%

Medtronic PLC	510,247	55,565,898

Health Care Services–0.90%

CVS Health Corp.	1,513,416	100,475,688

Hotels, Resorts & Cruise Lines–1.67%

Carnival Corp.	4,359,453	186,976,939

Household Products–1.95%

Kimberly-Clark Corp.	891,637	118,480,725
Reckitt Benckiser Group PLC (United Kingdom)	1,303,138	100,746,303
		219,227,028

Independent Power Producers & Energy Traders–0.58%

Vistra Energy Corp.	2,404,190	64,985,256

Industrial Conglomerates–0.90%

General Electric Co.	10,069,704	100,495,646

Industrial Machinery–0.87%

Ingersoll-Rand PLC	772,613	98,036,864

Integrated Oil & Gas–8.38%

BP PLC, ADR (United Kingdom)	6,386,569	242,114,831
Chevron Corp.	2,124,251	246,710,511
Exxon Mobil Corp.	389,226	26,300,001
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	3,531,775	204,736,997
Suncor Energy, Inc. (Canada)	7,437,825	220,829,024
		940,691,364

Integrated Telecommunication Services–1.76%

AT&T, Inc.	5,126,611	197,323,257

Internet & Direct Marketing Retail–1.28%

eBay, Inc.	4,068,437	143,412,404

Investment Banking & Brokerage–3.23%

Goldman Sachs Group, Inc. (The)	710,389	151,582,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                                Invesco Comstock Fund

	Shares	Value
Investment Banking & Brokerage–(continued)

Morgan Stanley	4,580,393	$210,927,097
		362,509,902

IT Consulting & Other Services–0.98%

Cognizant Technology Solutions Corp., Class A	1,804,349	109,957,028

Life & Health Insurance–0.99%

MetLife, Inc.	2,370,185	110,900,956

Managed Health Care–1.90%

Anthem, Inc.	792,685	213,295,680

Multi-line Insurance–2.06%

American International Group, Inc.	4,362,041	231,013,691

Oil & Gas Exploration & Production–6.59%

Canadian Natural Resources Ltd. (Canada)	4,039,146	101,844,992
Devon Energy Corp.	5,641,560	114,410,837
Encana Corp. (Canada)	17,249,964	67,792,359
Hess Corp.	2,720,257	178,856,898
Marathon Oil Corp.	12,773,527	147,278,766
Noble Energy, Inc.	5,018,000	96,646,680
Pioneer Natural Resources Co.	266,818	32,823,950
		739,654,482

Paper Packaging–1.44%

International Paper Co.	3,690,422	161,197,633

Pharmaceuticals–5.05%

Allergan PLC	623,142	109,741,538
Bristol-Myers Squibb Co.	2,632,201	151,009,371
Mylan N.V.(b)	3,469,429	66,439,565
Novartis AG (Switzerland)	634,978	55,470,190
Sanofi, ADR (France)	3,992,821	183,989,192
		566,649,856

Property & Casualty Insurance–1.13%

Allstate Corp. (The)	1,187,344	126,357,149

Regional Banks–3.54%

Citizens Financial Group, Inc.	3,824,825	134,480,847

	Shares	Value
Regional Banks–(continued)

Fifth Third Bancorp	5,252,449	$152,741,217
PNC Financial Services Group, Inc. (The)	747,740	109,693,458
		396,915,522

Semiconductors–3.93%

Intel Corp.	3,697,813	209,037,369
NXP Semiconductors N.V. (Netherlands)	456,996	51,951,305
QUALCOMM, Inc.	2,236,014	179,864,966
		440,853,640

Systems Software–1.77%

Microsoft Corp.	1,388,683	199,095,482

Tobacco–3.48%

Altria Group, Inc.	1,890,446	84,673,076
Philip Morris International, Inc.	3,758,398	306,083,933
		390,757,009

Wireless Telecommunication Services–0.62%

Vodafone Group PLC (United Kingdom)	34,291,345	70,151,935
Total Common Stocks & Other Equity Interests (Cost $8,311,271,731)		10,635,957,740

Money Market Funds–5.43%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	213,326,517	213,326,517
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	152,383,208	152,444,161
Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	243,801,734	243,801,734
Total Money Market Funds (Cost $609,533,901)		609,572,412
TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $8,920,805,632)		11,245,530,152
OTHER ASSETS LESS LIABILITIES–(0.20)%		(22,682,249)
NET ASSETS–100.00%		$11,222,847,903

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                                Invesco Comstock Fund

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Financials	29.88%
Energy	14.97
Health Care	11.10
Industrials	8.43
Information Technology	8.38
Consumer Staples	6.78
Consumer Discretionary	5.73
Communication Services	5.56
Materials	3.36
Utilities	0.58
Money Market Funds Plus Other Assets Less Liabilities	5.23

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
11/01/2019	Barclays Bank PLC	USD	644,757	CHF	640,149	$4,152
11/01/2019	Barclays Bank PLC	USD	7,912,931	GBP	6,428,621	414,385
11/01/2019	Canadian Imperial Bank of Commerce	USD	27,590,370	CHF	27,408,825	193,538
11/01/2019	Citibank N.A.	USD	5,994,526	EUR	5,435,669	67,873
11/01/2019	Deutsche Bank AG	USD	193,826,571	EUR	174,492,772	785,162
11/01/2019	Deutsche Bank AG	USD	5,214,238	GBP	4,049,327	31,059
12/06/2019	Deutsche Bank AG	CAD	1,519,827	USD	1,161,378	7,338
11/01/2019	Goldman Sachs International	USD	5,118,526	CAD	6,824,623	63,027
11/01/2019	Goldman Sachs International	USD	3,967,978	CHF	3,944,000	29,994
11/01/2019	Goldman Sachs International	USD	18,202,559	EUR	16,574,088	282,516
11/01/2019	J.P. Morgan Chase Bank, N.A	USD	8,246,983	EUR	7,497,925	115,451
11/01/2019	Royal Bank of Canada	USD	7,788,122	CAD	10,361,197	78,553
11/01/2019	Royal Bank of Canada	USD	204,983,037	GBP	159,210,126	1,249,833
12/06/2019	Royal Bank of Canada	CAD	214,781,123	USD	163,277,020	188,849
Subtotal–Appreciation						3,511,730

Currency Risk
11/01/2019	Canadian Imperial Bank of Commerce	CAD	227,542,929	USD	171,725,977	(1,034,580)
11/01/2019	Canadian Imperial Bank of Commerce	EUR	202,937,886	USD	221,661,950	(4,674,610)
11/01/2019	Canadian Imperial Bank of Commerce	GBP	167,081,124	USD	205,902,088	(10,526,480)
12/06/2019	Canadian Imperial Bank of Commerce	CHF	27,824,736	USD	28,080,368	(192,492)
12/06/2019	Deutsche Bank AG	EUR	174,493,287	USD	194,265,121	(755,107)
11/01/2019	Goldman Sachs International	EUR	1,062,568	USD	1,160,126	(24,956)
11/01/2019	Goldman Sachs International	GBP	2,606,951	USD	3,212,383	(164,531)
11/01/2019	J.P. Morgan Chase Bank, N.A	CHF	752,265	USD	754,833	(7,726)
11/01/2019	Royal Bank of Canada	CAD	4,417,847	USD	3,346,623	(7,600)
11/01/2019	Royal Bank of Canada	CHF	31,240,709	USD	31,417,685	(250,545)
11/01/2019	Royal Bank of Canada	USD	163,252,475	CAD	214,774,957	(185,923)
12/06/2019	Royal Bank of Canada	EUR	4,639,451	USD	5,165,041	(20,184)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                                Invesco Comstock Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/06/2019	Royal Bank of Canada	GBP	159,194,798	USD	205,182,991	$(1,238,935)
Subtotal – Depreciation						(19,083,669)
Total Forward Foreign Currency Contracts						$(15,571,939)

Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                Invesco Comstock Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $8,311,271,731)	$10,635,957,740
Investments in affiliated money market funds, at value (Cost $609,533,901)	609,572,412
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,511,730
Foreign currencies, at value (Cost $611)	622
Receivable for:
Dividends	15,068,305
Fund shares sold	3,067,839
Investment for trustee deferred compensation and retirement plans	938,062
Other assets	111,332
Total assets	11,268,228,042

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	19,083,669
Payable for:
Fund shares reacquired	16,458,544
Accrued fees to affiliates	8,714,700
Accrued trustees’ and officers’ fees and benefits	13,814
Accrued other operating expenses	51,667
Trustee deferred compensation and retirement plans	1,057,745
Total liabilities	45,380,139
Net assets applicable to shares outstanding	$11,222,847,903

Net assets consist of:
Shares of beneficial interest	$8,287,388,346
Distributable earnings	2,935,459,557
$11,222,847,903

Net Assets:

Class A	$5,962,156,252
Class C	$134,324,508
Class R	$186,312,863
Class Y	$1,611,615,984
Class R5	$598,053,356
Class R6	$2,730,384,940

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	241,145,792
Class C	5,434,247
Class R	7,536,566
Class Y	65,166,391
Class R5	24,200,653
Class R6	110,507,396
Class A:
Net asset value per share	$24.72
Maximum offering price per share (Net asset value of $24.72 ÷ 94.50%)	$26.16
Class C:
Net asset value and offering price per share	$24.72
Class R:
Net asset value and offering price per share	$24.72
Class Y:
Net asset value and offering price per share	$24.73
Class R5:
Net asset value and offering price per share	$24.71
Class R6:
Net asset value and offering price per share	$24.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                Invesco Comstock Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $3,683,181)	$157,109,918
Dividends from affiliated money market funds	8,177,270
Total investment income	165,287,188

Expenses:
Advisory fees	21,527,545
Administrative services fees	809,453
Custodian fees	10,154
Distribution fees:
Class A	7,500,075
Class C	636,673
Class R	485,538
Transfer agent fees – A, C, R and Y	6,639,248
Transfer agent fees – R5	313,117
Transfer agent fees – R6	86,305
Trustees’ and officers’ fees and benefits	69,469
Registration and filing fees	121,840
Reports to shareholders	56,913
Professional services fees	31,431
Other	83,897
Total expenses	38,371,658
Less: Fees waived and/or expense offset arrangement(s)	(454,206)
Net expenses	37,917,452
Net investment income	127,369,736

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	202,797,680
Foreign currencies	(29,574)
Forward foreign currency contracts	23,856,341
226,624,447
Change in net unrealized appreciation (depreciation) of:
Investment securities	(454,241,068)
Foreign currencies	61,341
Forward foreign currency contracts	(19,314,036)
(473,493,763)
Net realized and unrealized gain (loss)	(246,869,316)
Net increase (decrease) in net assets resulting from operations	$(119,499,580)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Comstock Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019
Operations:
Net investment income	$127,369,736	$232,339,505
Net realized gain	226,624,447	720,651,130
Change in net unrealized appreciation (depreciation)	(473,493,763)	(555,280,438)
Net increase (decrease) in net assets resulting from operations	(119,499,580)	397,710,197

Distributions to shareholders from distributable earnings:
Class A	(57,075,871)	(506,804,150)
Class C	(879,766)	(31,812,508)
Class R	(1,615,638)	(17,885,215)
Class Y	(17,661,089)	(155,664,704)
Class R5	(6,936,551)	(59,044,636)
Class R6	(31,798,536)	(249,226,391)
Total distributions from distributable earnings	(115,967,451)	(1,020,437,604)

Share transactions–net:
Class A	(267,813,155)	205,489,325
Class C	(21,103,909)	(268,440,174)
Class R	(22,282,808)	(41,047,725)
Class Y	(120,808,662)	3,974,276
Class R5	(52,932,295)	(33,427,639)
Class R6	(171,527,327)	518,847,087
Net increase (decrease) in net assets resulting from share transactions	(656,468,156)	385,395,150
Net increase (decrease) in net assets	(891,935,187)	(237,332,257)

Net assets:
Beginning of period	12,114,783,090	12,352,115,347
End of period	$11,222,847,903	$12,114,783,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Comstock Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 10/31/19	$25.18	$0.25	$(0.48)	$(0.23)	$(0.23)	$–	$(0.23)	$24.72	(0.90)%		$5,962,156	0.80	%(d)	0.81	%(d)	2.08	%(d)	10%
Year ended 04/30/19	26.67	0.46	0.23	0.69	(0.41)	(1.77)	(2.18)	25.18	3.51		6,350,025	0.80		0.81		1.79		23
Year ended 04/30/18	24.03	0.36	3.23	3.59	(0.36)	(0.59)	(0.95)	26.67	15.09		6,433,646	0.81		0.81		1.38		14
Year ended 04/30/17	21.86	0.40	3.61	4.01	(0.49)	(1.35)	(1.84)	24.03	18.56		6,350,463	0.84		0.84		1.75		18
Year ended 04/30/16	26.04	0.44	(2.29)	(1.85)	(0.36)	(1.97)	(2.33)	21.86	(6.90)		6,613,286	0.84		0.85		1.87		15
Year ended 04/30/15	24.29	0.32	1.84	2.16	(0.41)	–	(0.41)	26.04	8.98		7,698,790	0.82		0.83		1.30		17
Class C
Six months ended 10/31/19	25.16	0.18	(0.47)	(0.29)	(0.15)	–	(0.15)	24.72	(1.16	)(e)	134,325	1.43	(d)(e)	1.44	(d)(e)	1.45	(d)(e)	10
Year ended 04/30/19	26.66	0.27	0.21	0.48	(0.21)	(1.77)	(1.98)	25.16	2.68	(e)	158,707	1.54	(e)	1.55	(e)	1.05	(e)	23
Year ended 04/30/18	24.02	0.16	3.24	3.40	(0.17)	(0.59)	(0.76)	26.66	14.24	(e)	468,225	1.55	(e)	1.55	(e)	0.64	(e)	14
Year ended 04/30/17	21.85	0.23	3.61	3.84	(0.32)	(1.35)	(1.67)	24.02	17.70		511,920	1.59		1.59		1.00		18
Year ended 04/30/16	26.03	0.27	(2.29)	(2.02)	(0.19)	(1.97)	(2.16)	21.85	(7.59	)(e)	532,230	1.56	(e)	1.57	(e)	1.15	(e)	15
Year ended 04/30/15	24.28	0.13	1.84	1.97	(0.22)	–	(0.22)	26.03	8.17		637,579	1.57		1.58		0.55		17
Class R
Six months ended 10/31/19	25.17	0.22	(0.47)	(0.25)	(0.20)	–	(0.20)	24.72	(0.97)		186,313	1.05	(d)	1.06	(d)	1.83	(d)	10
Year ended 04/30/19	26.67	0.40	0.21	0.61	(0.34)	(1.77)	(2.11)	25.17	3.20		212,843	1.05		1.06		1.54		23
Year ended 04/30/18	24.03	0.29	3.24	3.53	(0.30)	(0.59)	(0.89)	26.67	14.80		265,368	1.06		1.06		1.13		14
Year ended 04/30/17	21.86	0.35	3.61	3.96	(0.44)	(1.35)	(1.79)	24.03	18.27		324,055	1.09		1.09		1.50		18
Year ended 04/30/16	26.04	0.38	(2.29)	(1.91)	(0.30)	(1.97)	(2.27)	21.86	(7.14)		358,835	1.09		1.10		1.62		15
Year ended 04/30/15	24.29	0.26	1.84	2.10	(0.35)	—	(0.35)	26.04	8.71		486,154	1.07		1.08		1.05		17
Class Y
Six months ended 10/31/19	25.18	0.28	(0.47)	(0.19)	(0.26)	–	(0.26)	24.73	(0.74)		1,611,616	0.55	(d)	0.56	(d)	2.33	(d)	10
Year ended 04/30/19	26.68	0.52	0.22	0.74	(0.47)	(1.77)	(2.24)	25.18	3.73		1,765,456	0.55		0.56		2.04		23
Year ended 04/30/18	24.03	0.41	3.25	3.66	(0.42)	(0.59)	(1.01)	26.68	15.41		1,861,752	0.56		0.56		1.63		14
Year ended 04/30/17	21.86	0.46	3.61	4.07	(0.55)	(1.35)	(1.90)	24.03	18.86		3,334,930	0.59		0.59		2.00		18
Year ended 04/30/16	26.04	0.49	(2.28)	(1.79)	(0.42)	(1.97)	(2.39)	21.86	(6.67)		3,034,620	0.59		0.60		2.12		15
Year ended 04/30/15	24.29	0.39	1.84	2.23	(0.48)	–	(0.48)	26.04	9.26		3,422,401	0.57		0.58		1.55		17
Class R5
Six months ended 10/31/19	25.16	0.29	(0.47)	(0.18)	(0.27)	–	(0.27)	24.71	(0.71)		598,053	0.49	(d)	0.50	(d)	2.39	(d)	10
Year ended 04/30/19	26.66	0.54	0.22	0.76	(0.49)	(1.77)	(2.26)	25.16	3.80		665,081	0.48		0.49		2.11		23
Year ended 04/30/18	24.02	0.44	3.23	3.67	(0.44)	(0.59)	(1.03)	26.66	15.46		735,462	0.50		0.50		1.69		14
Year ended 04/30/17	21.85	0.48	3.62	4.10	(0.58)	(1.35)	(1.93)	24.02	18.98		741,550	0.51		0.51		2.08		18
Year ended 04/30/16	26.04	0.51	(2.29)	(1.78)	(0.44)	(1.97)	(2.41)	21.85	(6.61)		824,228	0.49		0.50		2.22		15
Year ended 04/30/15	24.29	0.41	1.84	2.25	(0.50)	–	(0.50)	26.04	9.36		830,574	0.49		0.50		1.63		17
Class R6
Six months ended 10/31/19	25.16	0.30	(0.47)	(0.17)	(0.28)	–	(0.28)	24.71	(0.67)		2,730,385	0.39	(d)	0.40	(d)	2.49	(d)	10
Year ended 04/30/19	26.66	0.56	0.22	0.78	(0.51)	(1.77)	(2.28)	25.16	3.90		2,962,672	0.39		0.40		2.20		23
Year ended 04/30/18	24.01	0.47	3.24	3.71	(0.47)	(0.59)	(1.06)	26.66	15.61		2,587,663	0.41		0.41		1.78		14
Year ended 04/30/17	21.85	0.50	3.61	4.11	(0.60)	(1.35)	(1.95)	24.01	19.05		702,678	0.41		0.41		2.18		18
Year ended 04/30/16	26.03	0.54	(2.29)	(1.75)	(0.46)	(1.97)	(2.43)	21.85	(6.48)		624,206	0.39		0.40		2.32		15
Year ended 04/30/15	24.28	0.44	1.83	2.27	(0.52)	–	(0.52)	26.03	9.46		595,160	0.39		0.40		1.73		17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $5,984,599, $143,964, $193,271, $1,645,534, $623,179 and $2,786,910 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.88%, 0.99%, 0.99% and 0.97% for the six months ended October 31, 2019 and the years ended April 30, 2019, 2018 and 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Comstock Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

13                      Invesco Comstock Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

14                      Invesco Comstock Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 1 billion	0.500%
Next $1 billion	0.450%
Next $1 billion	0.400%
Over $3 billion	0.350%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $440,364.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

15                                Invesco Comstock Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $241,932 in front-end sales commissions from the sale of Class A shares and $9,081 and $4,089 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $116,236 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$10,409,589,312	$226,368,428	$–	$10,635,957,740
Money Market Funds	609,572,412	–	–	609,572,412
Total Investments in Securities	11,019,161,724	226,368,428	–	11,245,530,152
Other Investments – Assets*
Forward Foreign Currency Contracts	–	3,511,730	–	3,511,730
Other Investments – Liabilities*
Forward Foreign Currency Contracts	–	(19,083,669)	–	(19,083,669)
Total Other Investments	–	(15,571,939)	–	(15,571,939)
Total Investments	$11,019,161,724	$210,796,489	$–	$11,229,958,213

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

16                                Invesco Comstock Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,511,730
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$3,511,730

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(19,083,669)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	$(19,083,669)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$418,537	$–	$418,537	$–	$–	$418,537
Canadian Imperial Bank of Commerce	193,538	(16,428,162)	(16,234,624)	–	–	(16,234,624)
Citibank N.A.	67,873	–	67,873	–	–	67,873
Deutsche Bank AG	823,559	(755,107)	68,452	–	–	68,452
Goldman Sachs International	375,537	(189,487)	186,050	–	–	186,050
J.P. Morgan Chase Bank, N.A	115,451	(7,726)	107,725	–	–	107,725
Royal Bank of Canada	1,517,235	(1,703,187)	(185,952)	–	–	(185,952)
Total	$3,511,730	$(19,083,669)	$(15,571,939)	$–	$–	$(15,571,939)

Effect of Derivative Investments for the six months ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$23,856,341
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(19,314,036)
Total	$4,542,305

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,116,026,460

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,842.

17                      Invesco Comstock Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $1,085,992,085 and $1,493,486,578, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,971,885,617
Aggregate unrealized (depreciation) of investments	(705,955,759)
Net unrealized appreciation of investments	$2,265,929,858

Cost of investments for tax purposes is $8,964,028,355.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended		Year ended
	October 31, 2019(a)		April 30, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	5,939,118	$143,998,259	19,235,509	$491,515,179
Class C	331,474	8,027,803	1,534,289	39,146,050
Class R	457,779	11,091,042	1,192,696	30,493,158
Class Y	5,678,911	137,625,453	17,771,878	453,272,484
Class R5	1,710,766	41,167,723	4,438,371	113,906,701
Class R6	8,165,086	197,360,526	38,439,425	1,012,581,472

18                      Invesco Comstock Fund

	Summary of Share Activity
	Six months ended		Year ended
	October 31, 2019(a)		April 30, 2019
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	2,115,625	$52,007,958	20,775,822	$473,525,773
Class C	32,139	790,716	1,301,913	29,369,529
Class R	65,699	1,615,539	786,138	17,883,529
Class Y	609,175	14,969,929	6,038,549	137,929,745
Class R5	275,430	6,764,304	2,581,603	59,028,810
Class R6	1,277,791	31,375,568	10,802,298	246,810,381

Automatic conversion of Class C shares to Class A shares:
Class A	387,057	9,412,026	10,774,173	251,650,707
Class C	(387,013)	(9,412,026)	(10,774,189)	(251,650,707)

Reacquired:
Class A	(19,526,658)	(473,231,398)	(39,747,406)	(1,011,202,334)
Class C	(849,551)	(20,510,402)	(3,316,074)	(85,305,046)
Class R	(1,441,782)	(34,989,389)	(3,473,453)	(89,424,412)
Class Y	(11,234,591)	(273,404,044)	(23,480,250)	(587,227,953)
Class R5	(4,218,733)	(100,864,322)	(8,171,985)	(206,363,150)
Class R6	(16,710,896)	(400,263,421)	(28,542,079)	(740,544,766)
Net increase (decrease) in share activity	(27,323,174)	$(656,468,156)	18,167,228	$385,395,150

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                      Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$991.00	$4.00	$1,021.11	$4.06	0.80%
Class C	1,000.00	988.40	7.15	1,017.95	7.25	1.43
Class R	1,000.00	990.30	5.25	1,019.86	5.33	1.05
Class Y	1,000.00	992.60	2.75	1,022.37	2.80	0.55
Class R5	1,000.00	992.90	2.45	1,022.67	2.49	0.49
Class R6	1,000.00	993.30	1.95	1,023.18	1.98	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

20                      Invesco Comstock Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Comstock Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

21                      Invesco Comstock Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22                      Invesco Comstock Fund

23                                Invesco Comstock Fund

24                                Invesco Comstock Fund

25                                Invesco Comstock Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-COM-SAR-1

Semiannual Report to Shareholders	October 31, 2019
Invesco Dividend Income Fund
Nasdaq:
A: IAUTX ∎ C: IUTCX ∎ Y: IAUYX ∎ Investor: FSTUX ∎ R5: FSIUX ∎ R6: IFUTX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts
22	Distribution Information

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                                Invesco Dividend Income Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.27%
Class C Shares	1.87
Class Y Shares	2.39
Investor Class Shares	2.26
Class R5 Shares	2.38
Class R6 Shares	2.42
S&P 500 Index▼ (Broad Market Index)	4.16
Russell 1000 Value Index▼ (Style-Specific Index)	3.07
Dow Jones U.S. Select Dividend Index⬛ (Style-Specific Index)	2.97
Lipper Equity Income Funds Index[t] (Peer Group Index)	4.01

Source(s): ▼RIMES Technologies Corp.;⬛FactSet Research Systems Inc.;[t]Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.
The Dow Jones U.S. Select Dividend Index represent the country’s leading stocks by dividend yield.

  The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                                Invesco Dividend Income Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	7.94%
10 Years	9.87
5 Years	6.04
1 Year	3.06

Class C Shares
Inception (2/14/00)	4.02%
10 Years	9.66
5 Years	6.43
1 Year	7.30

Class Y Shares
Inception (10/3/08)	9.19%
10 Years	10.77
5 Years	7.52
1 Year	9.34

Investor Class Shares
Inception (6/2/86)	8.41%
10 Years	10.48
5 Years	7.24
1 Year	9.07

Class R5 Shares
Inception (10/25/05)	8.32%
10 Years	10.87
5 Years	7.55
1 Year	9.36

Class R6 Shares
10 Years	10.76%
5 Years	7.64
1 Year	9.49

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	8.02%
10 Years	9.61
5 Years	6.90
1 Year	1.10

Class C Shares
Inception (2/14/00)	4.07%
10 Years	9.42
5 Years	7.30
1 Year	5.15

Class Y Shares
Inception (10/3/08)	9.32%
10 Years	10.52
5 Years	8.38
1 Year	7.19

Investor Class Shares
Inception (6/2/86)	8.45%
10 Years	10.24
5 Years	8.10
1 Year	6.92

Class R5 Shares
Inception (10/25/05)	8.42%
10 Years	10.62
5 Years	8.42
1 Year	7.23

Class R6 Shares
10 Years	10.51%
5 Years	8.51
1 Year	7.32

Class Y, Investor Class, Class R5 and Class R6 shares was 1.07%, 1.82%, 0.82%, 1.07%, 0.78% and 0.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reim-

bursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                                Invesco Dividend Income Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–93.64%

Aerospace & Defense–2.70%

General Dynamics Corp.	78,177	$13,821,694
Lockheed Martin Corp.	64,545	24,312,810
		38,134,504

Air Freight & Logistics–1.05%

United Parcel Service, Inc., Class B	128,564	14,806,716

Asset Management & Custody Banks–2.86%

Federated Investors, Inc., Class B	300,331	9,592,572
Waddell & Reed Financial, Inc., Class A	1,857,236	30,755,828
		40,348,400

Brewers–1.67%

Molson Coors Brewing Co., Class B	447,238	23,578,387

Electric Utilities–7.47%

American Electric Power Co., Inc.	192,675	18,186,593
Duke Energy Corp.	158,106	14,903,072
Exelon Corp.	508,913	23,150,452
Pinnacle West Capital Corp.	248,275	23,367,643
Portland General Electric Co.	453,008	25,767,095
		105,374,855

Electrical Components & Equipment–1.96%

ABB Ltd. (Switzerland)	881,298	18,496,541
Emerson Electric Co.	131,275	9,208,941
		27,705,482

Fertilizers & Agricultural Chemicals–0.59%

Nutrien Ltd. (Canada)	173,531	8,301,715

Food Distributors–1.36%

Sysco Corp.	240,020	19,170,398

Gas Utilities–3.77%

National Fuel Gas Co.	680,806	30,847,320
Southwest Gas Holdings, Inc.	256,673	22,407,553
		53,254,873

General Merchandise Stores–1.46%

Target Corp.	193,207	20,655,760

Household Products–5.75%

Kimberly-Clark Corp.	267,885	35,596,559
Procter & Gamble Co. (The)	365,682	45,531,066
		81,127,625

Industrial Machinery–1.06%

Kennametal, Inc.	482,734	14,940,617

Integrated Oil & Gas–5.45%

Exxon Mobil Corp.	360,490	24,358,309

	Shares	Value
Integrated Oil & Gas–(continued)

Royal Dutch Shell PLC, Class B (United Kingdom)	216,205	$6,226,721
Suncor Energy, Inc. (Canada)	608,506	18,092,093
TOTAL S.A. (France)	536,988	28,304,022
		76,981,145

Integrated Telecommunication Services–7.37%

AT&T, Inc.	919,622	35,396,251
BT Group PLC (United Kingdom)	5,000,048	13,262,726
Deutsche Telekom AG (Germany)	878,950	15,457,579
Verizon Communications, Inc.	660,254	39,925,559
		104,042,115

IT Consulting & Other Services–0.46%

International Business Machines Corp.	48,284	6,457,019

Motorcycle Manufacturers–1.39%

Harley-Davidson, Inc.	502,454	19,550,485

Multi-Utilities–10.07%

CMS Energy Corp.	351,801	22,487,120
Dominion Energy, Inc.	589,456	48,659,593
National Grid PLC (United Kingdom)	2,503,220	29,263,415
Public Service Enterprise Group, Inc.	196,076	12,413,572
Sempra Energy	202,698	29,291,888
		142,115,588

Packaged Foods & Meats–9.40%

Campbell Soup Co.	612,726	28,375,341
Danone S.A. (France)	118,995	9,882,233
General Mills, Inc.	859,567	43,717,578
Kraft Heinz Co. (The)	384,989	12,446,694
Nestle S.A. (Switzerland)	358,848	38,316,703
		132,738,549

Paper Packaging–2.83%

International Paper Co.	387,053	16,906,475
Sonoco Products Co.	398,590	22,998,643
		39,905,118

Pharmaceuticals–8.85%

Bayer AG (Germany)	287,079	22,272,894
Bristol-Myers Squibb Co.	385,914	22,139,886
Eli Lilly and Co.	192,433	21,927,740
GlaxoSmithKline PLC (United Kingdom)	507,167	11,623,901
Johnson & Johnson	147,909	19,529,905
Merck & Co., Inc.	316,024	27,386,640
		124,880,966

Property & Casualty Insurance–3.83%

Chubb Ltd.	167,330	25,504,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                                Invesco Dividend Income Fund

	Shares	Value
Property & Casualty Insurance–(continued)
Travelers Cos., Inc. (The)	217,830	$28,548,800
		54,053,239

Regional Banks–4.29%

Cullen/Frost Bankers, Inc.	166,617	15,008,859
M&T Bank Corp.	291,251	45,589,519
		60,598,378

Restaurants–2.88%

Darden Restaurants, Inc.	56,007	6,287,906
McDonald’s Corp.	175,029	34,428,204
		40,716,110

Semiconductors–0.58%

Microchip Technology, Inc.	87,500	8,250,375

Soft Drinks–2.89%

Coca-Cola Co. (The)	749,116	40,774,384

	Shares	Value
Specialized REITs–1.65%
Weyerhaeuser Co.	797,706	$23,300,992
Total Common Stocks & Other Equity Interests (Cost $1,053,991,972)		1,321,763,795

Money Market Funds–6.30%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(b)	31,124,718	31,124,718
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(b)	22,231,209	22,240,101
Invesco Treasury Portfolio, Institutional Class, 1.66%(b)	35,571,106	35,571,106
Total Money Market Funds (Cost $88,930,447)		88,935,925
TOTAL INVESTMENTS IN SECURITIES–99.94% (Cost $1,142,922,419)		1,410,699,720
OTHER ASSETS LESS LIABILITIES–0.06%		842,195
NET ASSETS–100.00%		$1,411,541,915

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Utilities	21.31%
Consumer Staples	21.07
Financials	10.98
Health Care	8.85
Communication Services	7.37
Industrials	6.77
Consumer Discretionary	5.73
Energy	5.45
Materials	3.42
Other Sectors, Each Less than 2% of Net Assets	2.68
Money Market Funds Plus Other Assets Less Liabilities	6.37

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/16/2019	Goldman Sachs International	EUR	13,385,622	USD	14,935,677	$(36,502)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                                Invesco Dividend Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/16/2019	JP Morgan Chase Bank, N.A.	EUR	13,409,048	USD	14,959,187	$(39,195)
Subtotal–Depreciation						(75,697)
Total Forward Foreign Currency Contracts						$(75,697)

Abbreviations:

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                                Invesco Dividend Income Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $1,053,991,972)	$1,321,763,795
Investments in affiliated money market funds, at value (Cost $88,930,447)	88,935,925
Foreign currencies, at value (Cost $153,795)	153,975
Receivable for:
Dividends	3,567,826
Investments sold	1,296,792
Fund shares sold	868,192
Investment for trustee deferred compensation and retirement plans	139,106
Other assets	61,922
Total assets	1,416,787,533

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	75,697

Payable for:
Investments purchased	1,582,809
Fund shares reacquired	1,814,819
Accrued fees to affiliates	1,488,904
Accrued trustees’ and officers’ fees and benefits	5,755
Accrued other operating expenses	124,444
Trustee deferred compensation and retirement plans	153,190
Total liabilities	5,245,618
Net assets applicable to shares outstanding	$1,411,541,915

Net assets consist of:

Shares of beneficial interest	$1,129,802,258
Distributable earnings	281,739,657
$1,411,541,915

Net Assets:

Class A	$731,589,088
Class C	$133,774,781
Class Y	$223,651,430
Investor Class	$74,722,372
Class R5	$2,625,596
Class R6	$245,178,648

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	31,937,694
Class C	5,761,145
Class Y	9,661,299
Investor Class	3,229,258
Class R5	114,581
Class R6	10,691,326
Class A:
Net asset value per share	$22.91
Maximum offering price per share (Net asset value of $22.91 ÷ 94.50%)	$24.24
Class C:
Net asset value and offering price per share	$23.22
Class Y:
Net asset value and offering price per share	$23.15
Investor Class:
Net asset value and offering price per share	$23.14
Class R5:
Net asset value and offering price per share	$22.91
Class R6:
Net asset value and offering price per share	$22.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                Invesco Dividend Income Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $358,881)	$23,149,668

Dividends from affiliated money market funds	893,767

Total investment income	24,043,435

Expenses:

Advisory fees	4,489,749

Administrative services fees	102,493

Custodian fees	14,791

Distribution fees:
Class A	926,799

Class C	708,008

Investor Class	93,916

Transfer agent fees – A, C, Y and Investor Class	969,877

Transfer agent fees – R5	1,225

Transfer agent fees – R6	19,680

Trustees’ and officers’ fees and benefits	14,346

Registration and filing fees	54,547

Reports to shareholders	43,528

Professional services fees	28,573

Other	13,917

Total expenses	7,481,449

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(52,560)

Net expenses	7,428,889

Net investment income	16,614,546

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,743,315)

Foreign currencies	160,464

Forward foreign currency contracts	568,213

(1,014,638)

Change in net unrealized appreciation (depreciation) of:
Investment securities	15,465,788

Foreign currencies	32,529

Forward foreign currency contracts	(95,677)

15,402,640

Net realized and unrealized gain	14,388,002

Net increase in net assets resulting from operations	$31,002,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                Invesco Dividend Income Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income	$16,614,546	$42,483,660

Net realized gain (loss)	(1,014,638)	81,631,057

Change in net unrealized appreciation	15,402,640	23,993,308

Net increase in net assets resulting from operations	31,002,548	148,108,025

Distributions to shareholders from distributable earnings:

Class A	(9,754,264)	(74,789,875)

Class C	(1,338,528)	(17,234,355)

Class Y	(3,362,755)	(29,436,119)

Investor Class	(988,345)	(7,473,172)

Class R5	(36,098)	(221,095)

Class R6	(3,718,536)	(27,738,032)

Total distributions from distributable earnings	(19,198,526)	(156,892,648)

Share transactions–net:

Class A	(38,663,757)	(96,000,409)

Class C	(20,224,759)	(80,484,324)

Class Y	(26,742,538)	(194,241,151)

Investor Class	(2,373,689)	(2,168,933)

Class R5	709,605	(17,802)

Class R6	(9,109,016)	(69,423,267)

Net increase (decrease) in net assets resulting from share transactions	(96,404,154)	(442,335,886)

Net increase (decrease) in net assets	(84,600,132)	(451,120,509)

Net assets:

Beginning of period	1,496,142,047	1,947,262,556

End of period	$1,411,541,915	$1,496,142,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                Invesco Dividend Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$22.70	$0.26	$0.25	$0.51	$(0.30)	$–	$(0.30)	$22.91	2.27%	$731,589	1.06	%(d)	1.07	%(d)	2.28	%(d)	2%
Year ended 04/30/19	22.98	0.58	1.45	2.03	(0.60)	(1.71)	(2.31)	22.70	9.51	764,037	1.06		1.06		2.54		4
Year ended 04/30/18	23.96	0.51	(0.42)	0.09	(0.47)	(0.60)	(1.07)	22.98	0.21	862,915	1.01		1.02		2.12		11
Year ended 04/30/17	22.32	0.41	1.80	2.21	(0.41)	(0.16)	(0.57)	23.96	10.00	1,143,946	1.03		1.05		1.74		6
Year ended 04/30/16	21.03	0.40	1.77	2.17	(0.41)	(0.47)	(0.88)	22.32	10.72	867,596	1.13		1.17		1.91		9
Year ended 04/30/15	19.88	0.41	1.37	1.78	(0.42)	(0.21)	(0.63)	21.03	9.07	413,896	1.12		1.22		1.99		4
Class C
Six months ended 10/31/19	23.01	0.17	0.26	0.43	(0.22)	–	(0.22)	23.22	1.87	133,775	1.81	(d)	1.82	(d)	1.53	(d)	2
Year ended 04/30/19	23.28	0.42	1.46	1.88	(0.44)	(1.71)	(2.15)	23.01	8.65	152,988	1.81		1.81		1.79		4
Year ended 04/30/18	24.26	0.33	(0.42)	(0.09)	(0.29)	(0.60)	(0.89)	23.28	(0.52)	236,168	1.76		1.77		1.37		11
Year ended 04/30/17	22.60	0.24	1.82	2.06	(0.24)	(0.16)	(0.40)	24.26	9.16	311,194	1.78		1.80		0.99		6
Year ended 04/30/16	21.28	0.25	1.80	2.05	(0.26)	(0.47)	(0.73)	22.60	9.94	154,584	1.88		1.92		1.16		9
Year ended 04/30/15	20.11	0.26	1.39	1.65	(0.27)	(0.21)	(0.48)	21.28	8.29	61,818	1.87		1.97		1.24		4
Class Y
Six months ended 10/31/19	22.94	0.29	0.25	0.54	(0.33)	–	(0.33)	23.15	2.39	223,651	0.81	(d)	0.82	(d)	2.53	(d)	2
Year ended 04/30/19	23.21	0.65	1.46	2.11	(0.67)	(1.71)	(2.38)	22.94	9.76	248,641	0.81		0.81		2.79		4
Year ended 04/30/18	24.19	0.58	(0.43)	0.15	(0.53)	(0.60)	(1.13)	23.21	0.48	444,633	0.76		0.77		2.37		11
Year ended 04/30/17	22.53	0.47	1.82	2.29	(0.47)	(0.16)	(0.63)	24.19	10.28	860,105	0.78		0.80		1.99		6
Year ended 04/30/16	21.22	0.47	1.78	2.25	(0.47)	(0.47)	(0.94)	22.53	11.01	249,625	0.88		0.92		2.16		9
Year ended 04/30/15	20.06	0.47	1.37	1.84	(0.47)	(0.21)	(0.68)	21.22	9.34	53,878	0.87		0.97		2.24		4
Investor Class
Six months ended 10/31/19	22.93	0.26	0.25	0.51	(0.30)	–	(0.30)	23.14	2.26	74,722	1.06	(d)	1.07	(d)	2.28	(d)	2
Year ended 04/30/19	23.20	0.59	1.46	2.05	(0.61)	(1.71)	(2.32)	22.93	9.49	76,436	1.06		1.06		2.54		4
Year ended 04/30/18	24.18	0.51	(0.42)	0.09	(0.47)	(0.60)	(1.07)	23.20	0.23	79,103	1.01		1.02		2.12		11
Year ended 04/30/17	22.52	0.41	1.82	2.23	(0.41)	(0.16)	(0.57)	24.18	10.01	97,228	1.03		1.05		1.74		6
Year ended 04/30/16	21.22	0.41	1.78	2.19	(0.42)	(0.47)	(0.89)	22.52	10.69	88,691	1.13		1.17		1.91		9
Year ended 04/30/15	20.05	0.41	1.39	1.80	(0.42)	(0.21)	(0.63)	21.22	9.11	74,957	1.12		1.22		1.99		4
Class R5
Six months ended 10/31/19	22.71	0.29	0.24	0.53	(0.33)	–	(0.33)	22.91	2.38	2,626	0.75	(d)	0.76	(d)	2.59	(d)	2
Year ended 04/30/19	22.99	0.65	1.45	2.10	(0.67)	(1.71)	(2.38)	22.71	9.82	1,863	0.77		0.77		2.83		4
Year ended 04/30/18	23.97	0.58	(0.42)	0.16	(0.54)	(0.60)	(1.14)	22.99	0.51	1,914	0.72		0.73		2.41		11
Year ended 04/30/17	22.32	0.48	1.81	2.29	(0.48)	(0.16)	(0.64)	23.97	10.38	2,376	0.72		0.74		2.05		6
Year ended 04/30/16	21.04	0.47	1.75	2.22	(0.47)	(0.47)	(0.94)	22.32	10.98	551	0.84		0.85		2.20		9
Year ended 04/30/15	19.88	0.46	1.39	1.85	(0.48)	(0.21)	(0.69)	21.04	9.44	21	0.82		0.83		2.29		4
Class R6
Six months ended 10/31/19	22.73	0.30	0.24	0.54	(0.34)	–	(0.34)	22.93	2.42	245,179	0.67	(d)	0.68	(d)	2.67	(d)	2
Year ended 04/30/19	23.00	0.67	1.46	2.13	(0.69)	(1.71)	(2.40)	22.73	9.96	252,176	0.69		0.69		2.91		4
Year ended 04/30/18	23.98	0.60	(0.42)	0.18	(0.56)	(0.60)	(1.16)	23.00	0.59	322,530	0.64		0.65		2.49		11
Year ended 04/30/17	22.34	0.50	1.80	2.30	(0.50)	(0.16)	(0.66)	23.98	10.42	83,352	0.64		0.66		2.13		6
Year ended 04/30/16	21.05	0.49	1.77	2.26	(0.50)	(0.47)	(0.97)	22.34	11.13	63,000	0.74		0.75		2.30		9
Year ended 04/30/15	19.89	0.48	1.38	1.86	(0.49)	(0.21)	(0.70)	21.05	9.49	51,080	0.78		0.79		2.33		4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $737,685, $140,885, $232,338, $74,753 , $2,431 and $244,762 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                Invesco Dividend Income Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Dividend Income Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

12                                Invesco Dividend Income Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

13                                Invesco Dividend Income Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $47,949.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

14                                Invesco Dividend Income Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $62,043 in front-end sales commissions from the sale of Class A shares and $2,593 and $2,283 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $3,138 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,128,657,060	$193,106,735	$–	$1,321,763,795
Money Market Funds	88,935,925	–	–	88,935,925
Total Investments in Securities	1,217,592,985	193,106,735	–	1,410,699,720
Other Investments – Liabilities*
Forward Foreign Currency Contracts	–	(75,697)	–	(75,697)
Total Investments	$1,217,592,985	$193,031,038	$–	$1,410,624,023

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

15                                Invesco Dividend Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(75,697)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	$(75,697)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$–	$(36,502)	$(36,502)	$–	$–	$(36,502)
JP Morgan Chase Bank, N.A.	–	(39,195)	(39,195)			(39,195)
Total	$–	$(75,697)	$(75,697)	$–	$–	$(75,697)

Effect of Derivative Investments for the six months ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$568,213
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(95,677)
Total	$472,536

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$32,475,878

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,611.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be

16                                Invesco Dividend Income Fund

compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $31,557,694 and $141,430,603, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$327,035,016
Aggregate unrealized (depreciation) of investments	(59,381,635)
Net unrealized appreciation of investments	$267,653,381

Cost of investments for tax purposes is $1,142,970,642.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	1,339,492	$30,155,469	3,006,748	$67,390,608
Class C	159,202	3,642,990	595,243	13,241,679
Class Y	975,716	22,208,859	2,611,346	60,093,396
Investor Class	39,681	906,538	83,246	1,921,271
Class R5	35,581	777,114	35,747	823,196
Class R6	817,027	18,448,110	1,842,834	41,639,938

Issued as reinvestment of dividends:

Class A	380,701	8,583,730	3,138,017	68,181,648
Class C	49,623	1,134,268	698,345	15,319,004
Class Y	117,647	2,679,732	1,140,934	25,088,792
Investor Class	38,658	880,407	319,556	7,008,383
Class R5	1,599	36,075	10,141	220,586
Class R6	160,921	3,631,626	1,252,991	27,304,918

Automatic conversion of Class C shares to Class A shares:

Class A	109,994	2,512,704	1,243,209	26,467,883
Class C	(108,491)	(2,512,704)	(1,226,483)	(26,467,883)

17                                Invesco Dividend Income Fund

	Summary of Share Activity
	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(3,547,073)	$(79,915,660)	(11,281,409)	$(258,040,548)
Class C	(986,840)	(22,489,313)	(3,566,288)	(82,577,124)
Class Y	(2,269,848)	(51,631,129)	(12,074,171)	(279,423,339)
Investor Class	(182,171)	(4,160,634)	(479,561)	(11,098,587)
Class R5	(4,647)	(103,584)	(47,112)	(1,061,584)
Class R6	(1,382,349)	(31,188,752)	(6,020,160)	(138,368,123)
Net increase (decrease) in share activity	(4,255,577)	$(96,404,154)	(18,716,827)	$(442,335,886)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Events

Effective December 10, 2019, the Fund began offering Class R shares.

Additionally, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Equity Income Fund and Invesco Oppenheimer Dividend Opportunity Fund (the “Target Funds”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of each Target Fund will receive shares of the Fund in exchange for their shares of the corresponding Target Fund, and the Target Funds will liquidate and cease operations.

18                                Invesco Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (05/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,022.70	$5.39	$1,019.81	$5.38	1.06%
Class C	1,000.00	1,018.70	9.18	1,016.04	9.17	1.81
Class Y	1,000.00	1,023.90	4.12	1,021.06	4.12	0.81
Investor Class	1,000.00	1,022.60	5.39	1,019.81	5.38	1.06
Class R5	1,000.00	1,023.80	3.82	1,021.37	3.81	0.75
Class R6	1,000.00	1,024.20	3.41	1,021.77	3.40	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

19                                Invesco Dividend Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Dividend Income Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub–Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub–Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

20                                Invesco Dividend Income Fund

group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21                                Invesco Dividend Income Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in September 2019. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
09/19/2019	Class A	$0.0411	$0.000	$0.0071	$0.0482
09/19/2019	Class C	$0.0275	$0.000	$0.0071	$0.0346
09/19/2019	Class Y	$0.0463	$0.000	$0.0071	$0.0534
09/19/2019	Investor Class	$0.0416	$0.000	$0.0071	$0.0487
09/19/2019	Class R5	$0.0470	$0.000	$0.0071	$0.0541
09/19/2019	Class R6	$0.0486	$0.000	$0.0071	$0.0557

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

22                                Invesco Dividend Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	I-DIVI-SAR-1

Semiannual Report to Shareholders	October 31, 2019
Invesco Energy Fund
Nasdaq:
A: IENAX ∎ C: IEFCX ∎ Y: IENYX ∎ Investor: FSTEX ∎ R5: IENIX ∎ R6: IENSX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg	Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website,
invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Energy Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-20.19%

Class C Shares	-20.51

Class Y Shares	-20.10

Investor Class Shares	-20.23

Class R5 Shares	-20.01

Class R6 Shares	-19.98

S&P 500 Index▼ (Broad Market Index)	4.16

MSCI World Energy Index▼ (Style-Specific Index)	-9.10

Lipper Natural Resource Funds Index⬛ (Peer Group Index)	-16.87

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The MSCI World Energy Index is designed to capture the performance of energy stocks across developed market countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Energy Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	2.71%
10 Years	-5.07
5 Years	-14.85
1 Year	-28.12

Class C Shares
Inception (2/14/00)	4.31%
10 Years	-5.25
5 Years	-14.53
1 Year	-25.27

Class Y Shares
Inception (10/3/08)	-3.13%
10 Years	-4.29
5 Years	-13.67
1 Year	-23.77

Investor Class Shares
Inception (1/19/84)	5.82%
10 Years	-4.53
5 Years	-13.88
1 Year	-23.96

Class R5 Shares
Inception (1/31/06)	-2.53%
10 Years	-4.14
5 Years	-13.51
1 Year	-23.60

Class R6 Shares
10 Years	-4.42%
5 Years	-13.67
1 Year	-23.59
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	2.99%
10 Years	-4.72
5 Years	-15.39
1 Year	-35.02

Class C Shares
Inception (2/14/00)	4.56%
10 Years	-4.90
5 Years	-15.07
1 Year	-32.42

Class Y Shares
Inception (10/3/08)	-2.76%
10 Years	-3.94
5 Years	-14.21
1 Year	-31.06

Investor Class Shares
Inception (1/19/84)	5.97%
10 Years	-4.19
5 Years	-14.43
1 Year	-31.26

Class R5 Shares
Inception (1/31/06)	-2.22%
10 Years	-3.80
5 Years	-14.05
1 Year	-30.89

Class R6 Shares
10 Years	-4.08%
5 Years	-14.23
1 Year	-30.93
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.32%, 2.07%, 1.07%, 1.32%, 0.90% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Energy Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.47%

Commodity Chemicals-1.46%
LG Chem Ltd. (South Korea)	16,701	$4,409,539

Diversified Metals & Mining-2.50%
Glencore PLC (Switzerland)	1,675,400	5,054,925

Turquoise Hill Resources Ltd. (Mongolia)(b)	5,938,084	2,479,744

		7,534,669

Integrated Oil & Gas-37.48%
BP PLC, ADR (United Kingdom)	495,612	18,788,651

Chevron Corp.	154,342	17,925,280

Exxon Mobil Corp.	194,655	13,152,838

Galp Energia SGPS S.A. (Portugal)	312,767	4,989,157

Occidental Petroleum Corp.	251,341	10,179,310

Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	311,863	18,078,698

Suncor Energy, Inc. (Canada)	610,242	18,143,707

TOTAL S.A. (France)	220,631	11,629,208

		112,886,849

Oil & Gas Drilling-2.99%
Helmerich & Payne, Inc.	210,734	7,902,525

Valaris PLC	269,080	1,105,919

		9,008,444

Oil & Gas Equipment & Services-11.92%
Baker Hughes Co.	378,079	8,090,891

Core Laboratories N.V.	73,039	3,216,637

Halliburton Co.	508,745	9,793,341

Oceaneering International, Inc.(b)	276,235	3,911,488

Schlumberger Ltd.	134,440	4,394,844

Superior Energy Services, Inc.(b)	1,111,691	444,676

Tenaris S.A., ADR (Luxembourg)	295,114	5,990,814

Tidewater, Inc., Series A, Wts. expiring 07/31/2023(b)	24,724	29,669

Tidewater, Inc., Series B, Wts. expiring 07/31/2023(b)	26,728	29,850

		35,902,210

Oil & Gas Exploration & Production-32.58%
Cabot Oil & Gas Corp.	582,734	10,862,162

	Shares	Value

Oil & Gas Exploration & Production-(continued)
Canadian Natural Resources Ltd. (Canada)	677,928	$17,093,607

Cobalt International Energy, Inc.(b)(c)	526,022	0

Concho Resources, Inc.	75,864	5,122,337

Devon Energy Corp.	417,465	8,466,190

Hess Corp.	224,845	14,783,559

Laredo Petroleum, Inc.(b)	799,604	1,887,065

Matador Resources Co.(b)	240,048	3,339,068

Noble Energy, Inc.	817,522	15,745,474

PrairieSky Royalty Ltd. (Canada)	1,252,317	12,227,467

Range Resources Corp.	1,728,280	6,964,968

Tullow Oil PLC (Ghana)	608,414	1,627,745

		98,119,642

Oil & Gas Refining & Marketing-4.58%
Phillips 66	118,087	13,794,923

Oil & Gas Storage & Transportation-3.43%
Plains All American Pipeline, L.P.	424,245	7,691,562

Western Midstream Partners, L.P.	123,306	2,621,485

		10,313,047

Specialty Chemicals-2.53%
Albemarle Corp.	125,405	7,617,100

Total Common Stocks & Other Equity Interests (Cost $560,851,043)		299,586,423

Money Market Funds-1.17%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	1,234,016	1,234,016

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	881,411	881,764

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	1,410,304	1,410,304

Total Money Market Funds (Cost $3,526,084)		3,526,084

TOTAL INVESTMENTS IN SECURITIES-100.64% (Cost $564,377,127)		303,112,507

OTHER ASSETS LESS LIABILITIES-(0.64)%		(1,940,719)

NET ASSETS-100.00%		$301,171,788

Investment Abbreviations:

ADR - American Depositary Receipt

Wts. - Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                        Invesco Energy Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By industry, based on Net Assets

as of October 31, 2019

Integrated Oil & Gas	37.48%
Oil & Gas Exploration & Production	32.58
Oil & Gas Equipment & Services	11.92
Oil & Gas Refining & Marketing	4.58
Oil & Gas Storage & Transportation	3.43
Oil & Gas Drilling	2.99
Specialty Chemicals	2.53
Diversified Metals & Mining	2.50
Commodity Chemicals	1.46
Money Market Funds Plus Other Assets Less Liabilities	0.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                        Invesco Energy Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $560,851,043)	$299,586,423

Investments in affiliated money market funds, at value (Cost $3,526,084)	3,526,084

Foreign currencies, at value (Cost $106,246)	106,574

Receivable for:
Dividends	327,687

Fund shares sold	97,244

Investment for trustee deferred compensation and retirement plans	255,690

Other assets	39,537

Total assets	303,939,239

Liabilities:

Payable for:
Investments purchased	1,247,159

Fund shares reacquired	601,598

Accrued fees to affiliates	551,528

Accrued trustees’ and officers’ fees and benefits	1,245

Accrued other operating expenses	87,162

Trustee deferred compensation and retirement plans	278,759

Total liabilities	2,767,451

Net assets applicable to shares outstanding	$301,171,788

Net assets consist of:

Shares of beneficial interest	$731,313,530

Distributable earnings (loss)	(430,141,742)

$301,171,788

Net Assets:

Class A	$177,211,108

Class C	$21,111,541

Class Y	$26,393,168

Investor Class	$72,289,278

Class R5	$3,671,133

Class R6	$495,560

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	10,547,732

Class C	1,475,661

Class Y	1,569,695

Investor Class	4,321,909

Class R5	213,009

Class R6	28,774

Class A:
Net asset value per share	$16.80

Maximum offering price per share (Net asset value of $16.80 ÷ 94.50%)	$17.78

Class C:
Net asset value and offering price per share	$14.31

Class Y:
Net asset value and offering price per share	$16.81

Investor Class:
Net asset value and offering price per share	$16.73

Class R5:
Net asset value and offering price per share	$17.23

Class R6:
Net asset value and offering price per share	$17.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                        Invesco Energy Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $361,908)	$6,421,059

Dividends from affiliated money market funds	27,639

Total investment income	6,448,698

Expenses:
Advisory fees	1,321,201

Administrative services fees	28,319

Custodian fees	7,964

Distribution fees:
Class A	258,555

Class C	132,697

Investor Class	103,417

Transfer agent fees – A, C, Y and Investor Class	569,098

Transfer agent fees – R5	2,450

Transfer agent fees – R6	244

Trustees’ and officers’ fees and benefits	10,090

Registration and filing fees	41,628

Reports to shareholders	44,436

Professional services fees	28,209

Other	12,039

Total expenses	2,560,347

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(6,812)

Net expenses	2,553,535

Net investment income	3,895,163

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	808,417

Foreign currencies	3,481

811,898

Change in net unrealized appreciation (depreciation) of:
Investment securities	(87,358,032)

Foreign currencies	3,428

(87,354,604)

Net realized and unrealized gain (loss)	(86,542,706)

Net increase (decrease) in net assets resulting from operations	$(82,647,543)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                        Invesco Energy Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:
Net investment income	$3,895,163	$6,087,231

Net realized gain (loss)	811,898	(33,229,827)

Change in net unrealized appreciation (depreciation)	(87,354,604)	(68,984,373)

Net increase (decrease) in net assets resulting from operations	(82,647,543)	(96,126,969)

Distributions to shareholders from distributable earnings:
Class A	–	(6,036,516)

Class C	–	(1,224,241)

Class Y	–	(1,152,559)

Investor Class	–	(2,607,774)

Class R5	–	(184,086)

Class R6	–	(11,017)

Total distributions from distributable earnings	–	(11,216,193)

Share transactions–net:
Class A	(22,806,626)	(20,349,179)

Class C	(5,543,018)	(42,670,624)

Class Y	(4,799,864)	(6,390,142)

Investor Class	(6,169,222)	(14,783,040)

Class R5	(1,214,809)	(665,191)

Class R6	129,332	350,070

Net increase (decrease) in net assets resulting from share transactions	(40,404,207)	(84,508,106)

Net increase (decrease) in net assets	(123,051,750)	(191,851,268)

Net assets:
Beginning of period	424,223,538	616,074,806

End of period	$301,171,788	$424,223,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                        Invesco Energy Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$21.05	$ 0.21		$ (4.46)		$ (4.25)	$ –	$ –	$ –	$16.80	(20.19)%		$177,211	1.43	%(d)	1.43	%(d)	2.23	%(d)	8%
Year ended 04/30/19	25.91	0.29		(4.61)		(4.32)	(0.54)	–	(0.54)	21.05	(16.48)		248,396	1.32		1.32		1.25		17
Year ended 04/30/18	24.54	0.49	(e)	1.44		1.93	(0.56)	–	(0.56)	25.91	8.08		323,247	1.33		1.33		2.07	(e)	9
Year ended 04/30/17	27.04	0.22		(2.41)		(2.19)	(0.31)	–	(0.31)	24.54	(8.29)		393,998	1.27		1.27		0.84		22
Year ended 04/30/16	35.41	0.27		(8.28	)(f)	(8.01)	(0.15)	(0.21)	(0.36)	27.04	(22.45	)(f)	521,910	1.26		1.27		1.05		22
Year ended 04/30/15	49.87	0.29		(10.33)		(10.04)	(0.13)	(4.29)	(4.42)	35.41	(18.60)		628,443	1.16		1.17		0.69		27
Class C
Six months ended 10/31/19	17.99	0.12		(3.80)		(3.68)	–	–	–	14.31	(20.46)		21,112	2.18	(d)	2.18	(d)	1.48	(d)	8
Year ended 04/30/19	22.17	0.10		(3.93)		(3.83)	(0.35)	–	(0.35)	17.99	(17.14)		33,036	2.07		2.07		0.50		17
Year ended 04/30/18	20.88	0.26	(e)	1.24		1.50	(0.21)	–	(0.21)	22.17	7.29		92,349	2.08		2.08		1.32	(e)	9
Year ended 04/30/17	23.05	0.02		(2.07)		(2.05)	(0.12)	–	(0.12)	20.88	(8.97)		120,722	2.02		2.02		0.09		22
Year ended 04/30/16	30.39	0.06		(7.11	)(f)	(7.05)	(0.08)	(0.21)	(0.29)	23.05	(23.03	)(f)	156,964	2.01		2.02		0.30		22
Year ended 04/30/15	43.83	(0.02)		(9.13)		(9.15)	–	(4.29)	(4.29)	30.39	(19.21)		194,893	1.91		1.92		(0.06)		27
Class Y
Six months ended 10/31/19	21.04	0.23		(4.46)		(4.23)	–	–	–	16.81	(20.10)		26,393	1.18	(d)	1.18	(d)	2.48	(d)	8
Year ended 04/30/19	25.93	0.35		(4.63)		(4.28)	(0.61)	–	(0.61)	21.04	(16.29)		38,550	1.07		1.07		1.50		17
Year ended 04/30/18	24.63	0.55	(e)	1.43		1.98	(0.68)	–	(0.68)	25.93	8.34		56,061	1.08		1.08		2.32	(e)	9
Year ended 04/30/17	27.12	0.29		(2.41)		(2.12)	(0.37)	–	(0.37)	24.63	(8.03)		63,783	1.02		1.02		1.09		22
Year ended 04/30/16	35.47	0.34		(8.31	)(f)	(7.97)	(0.17)	(0.21)	(0.38)	27.12	(22.28	)(f)	50,706	1.01		1.02		1.30		22
Year ended 04/30/15	50.00	0.38		(10.37)		(9.99)	(0.25)	(4.29)	(4.54)	35.47	(18.38)		78,476	0.91		0.92		0.94		27
Investor Class
Six months ended 10/31/19	20.96	0.21		(4.44)		(4.23)	–	–	–	16.73	(20.18)		72,289	1.43	(d)	1.43	(d)	2.23	(d)	8
Year ended 04/30/19	25.80	0.29		(4.59)		(4.30)	(0.54)	–	(0.54)	20.96	(16.47)		97,716	1.32		1.32		1.25		17
Year ended 04/30/18	24.44	0.49	(e)	1.43		1.92	(0.56)	–	(0.56)	25.80	8.07		136,141	1.33		1.33		2.07	(e)	9
Year ended 04/30/17	26.93	0.22		(2.40)		(2.18)	(0.31)	–	(0.31)	24.44	(8.29)		159,402	1.27		1.27		0.84		22
Year ended 04/30/16	35.27	0.27		(8.25	)(f)	(7.98)	(0.15)	(0.21)	(0.36)	26.93	(22.45	)(f)	210,374	1.26		1.27		1.05		22
Year ended 04/30/15	49.69	0.29		(10.29)		(10.00)	(0.13)	(4.29)	(4.42)	35.27	(18.59)		295,318	1.16		1.17		0.69		27
Class R5
Six months ended 10/31/19	21.54	0.26		(4.57)		(4.31)	–	–	–	17.23	(20.01)		3,671	0.95	(d)	0.95	(d)	2.71	(d)	8
Year ended 04/30/19	26.53	0.40		(4.73)		(4.33)	(0.66)	–	(0.66)	21.54	(16.12)		6,052	0.90		0.90		1.67		17
Year ended 04/30/18	25.23	0.61	(e)	1.46		2.07	(0.77)	–	(0.77)	26.53	8.51		8,092	0.91		0.91		2.49	(e)	9
Year ended 04/30/17	27.77	0.34		(2.46)		(2.12)	(0.42)	–	(0.42)	25.23	(7.88)		8,871	0.86		0.86		1.25		22
Year ended 04/30/16	36.24	0.40		(8.48	)(f)	(8.08)	(0.18)	(0.21)	(0.39)	27.77	(22.10	)(f)	22,298	0.84		0.85		1.47		22
Year ended 04/30/15	50.97	0.44		(10.57)		(10.13)	(0.31)	(4.29)	(4.60)	36.24	(18.30)		32,046	0.79		0.80		1.06		27
Class R6
Six months ended 10/31/19	21.53	0.25		(4.56)		(4.31)	–	–	–	17.22	(20.02)		496	0.95	(d)	0.95	(d)	2.71	(d)	8
Year ended 04/30/19	26.52	0.39		(4.72)		(4.33)	(0.66)	–	(0.66)	21.53	(16.11)		473	0.89		0.89		1.68		17
Year ended 04/30/18	25.23	0.62	(e)	1.46		2.08	(0.79)	–	(0.79)	26.52	8.55		185	0.90		0.90		2.50	(e)	9
Year ended 04/30/17(g)	26.31	0.03		(1.11)		(1.08)	–	–	–	25.23	(4.11)		10	0.81	(h)	0.81	(h)	1.30	(h)	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $205,435, $26,356, $31,114, $82,171 , $4,903 and $488 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.32 and 0.87%, $0.09 and 0.12%, $0.38 and 1.12%, $0.32 and 0.87%, $0.44 and 1.29% and $0.45 and 1.30% for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(f)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(8.35), $(7.18), $(8.38), $(8.32) and $(8.55) for Class A, Class C, Class Y, Investor Class and Class R5 shares, respectively. Total returns would have been lower.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                        Invesco Energy Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Energy Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

12                      Invesco Energy Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $1,652.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration

13                      Invesco Energy Fund

agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $13,976 in front-end sales commissions from the sale of Class A shares and $802 and $497 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $884 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$271,875,849	$27,710,574	$0	$299,586,423

Money Market Funds	3,526,084	–	–	3,526,084

Total Investments	$275,401,933	$27,710,574	$0	$303,112,507

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,160.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided

14                      Invesco Energy Fund

for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of April 30, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$12,291,622	$156,911,809	$169,203,431

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $29,464,002 and $64,695,910, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$12,991,552

Aggregate unrealized (depreciation) of investments	(279,412,042)

Net unrealized appreciation (depreciation) of investments	$(266,420,490)

Cost of investments for tax purposes is $569,532,997.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	569,852	$10,321,479	1,464,416	$34,132,389

Class C	220,415	3,432,602	236,293	4,670,105

Class Y	167,510	3,065,886	1,091,434	26,784,693

Investor Class	203,619	3,691,999	565,514	13,139,156

Class R5	27,963	519,526	100,263	2,443,016

Class R6	11,355	215,651	26,104	585,421

15                      Invesco Energy Fund

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	-	$-	291,586	$5,645,072

Class C	-	-	65,943	1,094,000

Class Y	-	-	47,535	918,856

Investor Class	-	-	129,930	2,503,751

Class R5	-	-	9,257	183,021

Class R6	-	-	545	10,764

Automatic conversion of Class C shares to Class A shares:
Class A	109,467	1,993,045	1,275,937	25,590,990

Class C	(128,330)	(1,993,045)	(1,489,808)	(25,590,990)

Reacquired:
Class A	(1,931,539)	(35,121,150)	(3,705,917)	(85,717,630)

Class C	(452,510)	(6,982,575)	(1,142,265)	(22,843,739)

Class Y	(429,977)	(7,865,750)	(1,468,924)	(34,093,691)

Investor Class	(544,385)	(9,861,221)	(1,309,220)	(30,425,947)

Class R5	(95,864)	(1,734,335)	(133,548)	(3,291,228)

Class R6	(4,538)	(86,319)	(11,686)	(246,115)

Net increase (decrease) in share activity	(2,276,962)	$(40,404,207)	(3,956,611)	$(84,508,106)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16                      Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period	(10/31/19)[2]	Period[2]	Ratio
Class A	$1,000.00	$798.10	$6.46	$1,017.95	$7.25	1.43%
Class C	1,000.00	795.40	9.79	1,014.23	10.99	2.17
Class Y	1,000.00	799.00	5.34	1,019.20	5.99	1.18
Investor Class	1,000.00	798.20	6.46	1,017.95	7.25	1.43
Class R5	1,000.00	799.90	4.30	1,020.36	4.82	0.95
Class R6	1,000.00	799.80	4.30	1,020.36	4.82	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Energy Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Energy Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Energy Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Energy Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	I-ENE-SAR-1

Semiannual Report to Shareholders	October 31, 2019
Invesco Gold & Precious Metals Fund
Nasdaq:
A: IGDAX ∎ C: IGDCX ∎ Y: IGDYX ∎ Investor: FGLDX ∎ R6: IGDSX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts
20	Distribution Information
21	Proxy Results

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance. Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg	Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website,
invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Gold & Precious Metals Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.92%

Class C Shares	24.40

Class Y Shares	25.22

Investor Class Shares	24.78

Class R6 Shares	25.15

S&P 500 Index▼ (Broad Market Index)	4.16

Philadelphia Gold & Silver Index (price only)∎ (Style-Specific Index)	34.37

Lipper Precious Metals Equity Funds Index◆ (Peer Group Index)	30.85

Source(s): ▼RIMES Technologies Corp.; ∎FactSet Research Systems Inc.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Philadelphia Gold & Silver Index (price only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in mining gold and silver.

    The Lipper Precious Metals Equity Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.07%
10 Years	-3.67
5 Years	3.81
1 Year	28.00

Class C Shares
Inception (2/14/00)	6.41%
10 Years	-3.86
5 Years	4.15
1 Year	33.09

Class Y Shares
Inception (10/3/08)	0.78%
10 Years	-2.90
5 Years	5.25
1 Year	35.99

Investor Class Shares
Inception (1/19/84)	0.41%
10 Years	-3.14
5 Years	4.95
1 Year	35.28

Class R6 Shares
10 Years	-3.02%
5 Years	5.20
1 Year	35.87

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was 1.49%, 2.24%, 1.24%, 1.49% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	4.85%
10 Years	-4.50
5 Years	-0.83
1 Year	19.10

Class C Shares
Inception (2/14/00)	6.22%
10 Years	-4.67
5 Years	-0.47
1 Year	24.24

Class Y Shares
Inception (10/3/08)	0.39%
10 Years	-3.74
5 Years	0.51
1 Year	26.23

Investor Class Shares
Inception (1/19/84)	0.30%
10 Years	-3.94
5 Years	0.32
1 Year	26.02

Class R6 Shares
10 Years	-3.84%
5 Years	0.50
1 Year	26.85

in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Gold & Precious Metals Fund

Schedule of Investments

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-98.63%

Australia-2.92%
Bellevue Gold Ltd.(a)	1,470,518	$558,357

Boart Longyear Ltd.(a)	8,083,336	36,186

Boart Longyear Ltd., Wts., expiring 09/13/2024(a)	11,188,146	15,425

Cardinal Resources Ltd.(a)	7,651,032	2,004,105

Gold Road Resources Ltd.(a)	2,621,055	2,073,204

New Century Resources Ltd.(a)	2,386,263	614,054

OceanaGold Corp.	514,925	1,235,413

		6,536,744

Canada-73.54%
Agnico Eagle Mines Ltd.	181,239	11,140,761

Alamos Gold, Inc., Class A	1,041,306	5,668,639

B2Gold Corp.(a)	2,674,614	9,402,067

Barkerville Gold Mines Ltd.(a)	3,104,400	1,072,433

Barrick Gold Corp.	615,586	10,686,573

Belo Sun Mining Corp.(a)	1,072,612	399,043

Chesapeake Gold Corp.(a)	632,320	1,579,480

Continental Gold, Inc.(a)	3,846,545	12,265,955

Detour Gold Corp.(a)	400,237	6,645,800

Franco-Nevada Corp.	103,801	10,071,952

Guyana Goldfields, Inc.(a)	2,429,714	977,715

INV Metals, Inc.(a)	2,621,042	815,904

Ivanhoe Mines Ltd., Class A(a)	2,596,982	6,447,598

Kinross Gold Corp.(a)	2,515,782	12,224,588

Lundin Gold, Inc.(a)	1,622,331	9,730,784

Osisko Mining, Inc.(a)	1,099,753	2,329,596

Premier Gold Mines Ltd.(a)	3,350,839	5,749,674

Pretium Resources, Inc.(a)	614,939	6,195,612

Progress Minerals, Inc., (Acquired 06/26/2018; Cost $1,215,733)(a)(b)(c)(d)	6,474,020	440,416

Reunion Gold Corp.(a)	6,496,007	937,090

Roxgold, Inc.(a)	3,010,234	2,216,936

Rubicon Minerals Corp.(a)	2,500,956	1,838,203

Sabina Gold & Silver Corp.(a)	947,968	1,281,135

Sandstorm Gold Ltd.(a)	1,568,662	11,195,371

SEMAFO, Inc.(a)	2,010,080	6,486,098

TMAC Resources, Inc.(a)	775,267	2,395,670

	Shares	Value
Canada-(continued)
Torex Gold Resources, Inc.(a)	1,018,386	$14,899,627

Wheaton Precious Metals Corp.	340,155	9,548,151

		164,642,871

Egypt-0.98%
Centamin PLC	1,445,992	2,186,804

Ivory Coast-3.23%
Endeavour Mining Corp.(a)	399,606	7,236,051

Mexico-2.36%
Fresnillo PLC	573,672	5,284,606

Mongolia-1.84%
Turquoise Hill Resources Ltd.(a)	10,042,724	4,117,433

Switzerland-0.79%
Glencore PLC	584,165	1,762,511

United States-12.18%
iShares® Gold Trust - ETF(a)	564,600	8,164,116

Newmont Goldcorp Corp.	272,727	10,835,444

SPDR ® Gold Trust-ETF(a)	58,000	8,260,940

		27,260,500

Zambia-0.79%
First Quantum Minerals Ltd.	209,381	1,769,350

Total Common Stocks & Other Equity Interests (Cost $224,754,266)		220,796,870

Money Market Funds-0.83%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)	653,430	653,430

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)	466,887	467,074

Invesco Treasury Portfolio, Institutional Class, 1.66%(e)	746,777	746,777

Total Money Market Funds (Cost $1,867,271)		1,867,281

TOTAL INVESTMENTS IN SECURITIES–99.46% (Cost $226,621,537)		222,664,151

OTHER ASSETS LESS LIABILITIES-0.54%		1,199,694

NET ASSETS-100.00%		$223,863,845

Investment Abbreviations:

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor’s Depositary Receipt
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Gold & Precious Metals Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2019 represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2019 represented less than 1% of the Fund’s Net Assets.

	Value 04/30/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/19	Dividend Income
Progress Minerals, Inc.	$1,208,110	$-	$-	$(767,694)	$-	$440,416	$-

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By industry, based on Net Assets

as of October 31, 2019

Gold	79.46%
Diversified Metals & Mining	6.37
Silver	4.26
Precious Metals & Minerals	4.10
Exchange-Traded Fund	3.65
Industry Type Each Less Than 1% of Net Assets	0.79
Money Market Funds Plus Other Assets Less Liabilities	1.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $223,538,533)	$220,356,454

Investments in affiliates, at value (Cost $3,083,004)	2,307,697

Foreign currencies, at value (Cost $301)	310

Receivable for:
Investments sold	2,962,191

Fund shares sold	151,808

Dividends	1,749

Investment for trustee deferred compensation and retirement plans	102,951

Other assets	31,242

Total assets	225,914,402

Liabilities:

Payable for:
Investments purchased	1,138,466

Fund shares reacquired	255,664

Accrued fees to affiliates	402,226

Accrued trustees’ and officers’ fees and benefits	805

Accrued other operating expenses	141,566

Trustee deferred compensation and retirement plans	111,830

Total liabilities	2,050,557

Net assets applicable to shares outstanding	$223,863,845

Net assets consist of:

Shares of beneficial interest	$449,745,807

Distributable earnings (loss)	(225,881,962)

$223,863,845

Net Assets:

Class A	$110,718,970

Class C	$17,449,093

Class Y	$35,104,556

Investor Class	$60,387,623

Class R6	$203,603

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	26,640,814

Class C	4,227,185

Class Y	8,234,276

Investor Class	14,441,375

Class R6	47,555

Class A:
Net asset value per share	$4.16

Maximum offering price per share (Net asset value of $4.16 ÷ 94.50%)	$4.40

Class C:
Net asset value and offering price per share	$4.13

Class Y:
Net asset value and offering price per share	$4.26

Investor Class:
Net asset value and offering price per share	$4.18

Class R6:
Net asset value and offering price per share	$4.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Gold & Precious Metals Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $44,966)	$ 452,925

Dividends from affiliated money market funds	15,119

Total investment income	468,044

Expenses:

Advisory fees	808,390

Administrative services fees	13,190

Custodian fees	21,502

Distribution fees:

Class A	132,229

Class C	82,879

Investor Class	73,436

Transfer agent fees – A, C, Y and Investor	382,345

Transfer agent fees – R6	79

Trustees’ and officers’ fees and benefits	8,864

Registration and filing fees	32,459

Reports to shareholders	53,425

Professional services fees	35,838

Other	14,398

Total expenses	1,659,034

Less: Fees waived and/or expense offset arrangement(s)	(4,162)

Net expenses	1,654,872

Net investment income (loss)	(1,186,828)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(4,219,802)

Foreign currencies	363

(4,219,439)

Change in net unrealized appreciation of:
Investment securities	50,419,340

Foreign currencies	1,456

50,420,796

Net realized and unrealized gain	46,201,357

Net increase in net assets resulting from operations	$45,014,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income (loss)	$(1,186,828)	$(1,741,586)

Net realized gain (loss)	(4,219,439)	(11,112,617)

Change in net unrealized appreciation (depreciation)	50,420,796	(14,843,386)

Net increase (decrease) in net assets resulting from operations	45,014,529	(27,697,589)

Share transactions-net:

Class A	(2,602,970)	(9,719,980)

Class C	(248,500)	(7,585,965)

Class Y	(2,270,852)	(3,145,358)

Investor Class	(2,747,160)	(8,693,917)

Class R6	45,035	(388,489)

Net increase (decrease) in net assets resulting from share transactions	(7,824,447)	(29,533,709)

Net increase (decrease) in net assets	37,190,082	(57,231,298)

Net assets:

Beginning of period	186,673,763	243,905,061

End of period	$223,863,845	$186,673,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Gold & Precious Metals Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$3.33	$(0.02)	$0.85	$0.83	$–	$4.16	24.92%	$110,719	1.52	%(d)	1.52	%(d)	(1.09	)%(d)	9%
Year ended 04/30/19	3.78	(0.03)	(0.42)	(0.45)	–	3.33	(11.90)	91,266	1.47		1.47		(0.82)		16
Year ended 04/30/18	4.16	(0.04)	(0.27)	(0.31)	(0.07)	3.78	(7.55)	113,737	1.43		1.43		(1.00)		20
Year ended 04/30/17	5.05	(0.05)	(0.46)	(0.51)	(0.38)	4.16	(9.90)	145,269	1.41		1.42		(1.00)		28
Year ended 04/30/16	4.00	(0.03)	1.08	1.05	–	5.05	26.25	160,494	1.54		1.54		(0.90)		23
Year ended 04/30/15	4.75	(0.04)	(0.71)	(0.75)	–	4.00	(15.79)	113,862	1.45		1.46		(0.89)		35

Class C
Six months ended 10/31/19	3.32	(0.04)	0.85	0.81	–	4.13	24.40	17,449	2.27	(d)	2.27	(d)	(1.84	)(d)	9
Year ended 04/30/19	3.79	(0.05)	(0.42)	(0.47)	–	3.32	(12.40)	14,345	2.22		2.22		(1.57)		16
Year ended 04/30/18	4.20	(0.07)	(0.29)	(0.36)	(0.05)	3.79	(8.51)	24,859	2.18		2.18		(1.75)		20
Year ended 04/30/17	5.07	(0.09)	(0.45)	(0.54)	(0.33)	4.20	(10.53)	31,563	2.16		2.17		(1.75)		28
Year ended 04/30/16	4.05	(0.06)	1.08	1.02	–	5.07	25.19	36,157	2.29		2.29		(1.65)		23
Year ended 04/30/15	4.84	(0.07)	(0.72)	(0.79)	–	4.05	(16.32)	27,351	2.20		2.21		(1.64)		35

Class Y
Six months ended 10/31/19	3.41	(0.02)	0.87	0.85	–	4.26	24.93	35,105	1.27	(d)	1.27	(d)	(0.84	)(d)	9
Year ended 04/30/19	3.86	(0.02)	(0.43)	(0.45)	–	3.41	(11.66)	30,122	1.22		1.22		(0.57)		16
Year ended 04/30/18	4.24	(0.03)	(0.28)	(0.31)	(0.07)	3.86	(7.30)	37,373	1.18		1.18		(0.75)		20
Year ended 04/30/17	5.15	(0.04)	(0.47)	(0.51)	(0.40)	4.24	(9.75)	45,797	1.16		1.17		(0.75)		28
Year ended 04/30/16	4.07	(0.02)	1.10	1.08	–	5.15	26.54	42,446	1.29		1.29		(0.65)		23
Year ended 04/30/15	4.82	(0.03)	(0.72)	(0.75)	–	4.07	(15.56)	19,530	1.20		1.21		(0.64)		35

Investor Class
Six months ended 10/31/19	3.35	(0.02)	0.85	0.83	–	4.18	24.78	60,388	1.52	(d)	1.52	(d)	(1.09	)(d)	9
Year ended 04/30/19	3.80	(0.03)	(0.42)	(0.45)	–	3.35	(11.84)	50,815	1.47		1.47		(0.82)		16
Year ended 04/30/18	4.19	(0.04)	(0.28)	(0.32)	(0.07)	3.80	(7.73)	67,393	1.43		1.43		(1.00)		20
Year ended 04/30/17	5.08	(0.05)	(0.46)	(0.51)	(0.38)	4.19	(9.84)	78,703	1.41		1.42		(1.00)		28
Year ended 04/30/16	4.02	(0.03)	1.09	1.06	–	5.08	26.37	97,678	1.54		1.54		(0.90)		23
Year ended 04/30/15	4.77	(0.04)	(0.71)	(0.75)	–	4.02	(15.72)	82,486	1.45		1.46		(0.89)		35

Class R6
Six months ended 10/31/19	3.42	(0.01)	0.87	0.86	–	4.28	25.15	204	1.01	(d)	1.01	(d)	(0.58	)(d)	9
Year ended 04/30/19	3.86	(0.01)	(0.43)	(0.44)	–	3.42	(11.40)	126	0.98		0.98		(0.33)		16
Year ended 04/30/18	4.25	(0.02)	(0.29)	(0.31)	(0.08)	3.86	(7.45)	543	0.99		0.99		(0.56)		20
Year ended 04/30/17(e)	4.57	(0.00)	(0.32)	(0.32)	–	4.25	(7.00)	9	0.97	(f)	0.97	(f)	(0.56	)(f)	28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $105,319, $16,501, $33,921, $58,490 and $168 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Gold & Precious Metals Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Gold & Precious Metals Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

12                      Invesco Gold & Precious Metals Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $906.

13                      Invesco Gold & Precious Metals Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended October 31, 2019, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $15,189 in front-end sales commissions from the sale of Class A shares and $32 and $736 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ 3,254,943	$ 3,281,801	$ –	$ 6,536,744
Canada	164,202,455	–	440,416	164,642,871
Egypt	–	2,186,804	–	2,186,804
Ivory Coast	7,236,051	–	–	7,236,051
Mexico	–	5,284,606	–	5,284,606
Mongolia	4,117,433	–	–	4,117,433
Switzerland	–	1,762,511	–	1,762,511
United States	27,260,500	–	–	27,260,500
Zambia	1,769,350	–	–	1,769,350
Money Market Funds	1,867,281	–	–	1,867,281
Total Investments	$209,708,013	$12,515,722	$440,416	$222,664,151

14                      Invesco Gold & Precious Metals Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,256.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of April 30, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,429,863	$194,659,389	$197,089,252

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $19,964,865 and $30,897,936, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$41,177,449

Aggregate unrealized (depreciation) of investments	(64,471,395)

Net unrealized appreciation (depreciation) of investments	$(23,293,946)

Cost of investments for tax purposes is $245,958,097.

15                      Invesco Gold & Precious Metals Fund

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019

	Shares	Amount	Shares	Amount

Sold:

Class A	3,320,603	$13,546,762	5,324,677	$18,031,730

Class C	554,219	2,308,768	611,475	2,096,303

Class Y	1,139,318	4,689,401	3,860,343	13,317,900

Investor Class	621,215	2,533,707	1,434,168	4,820,782

Class R6	14,708	62,141	40,702	150,620

Automatic conversion of Class C shares to Class A shares:

Class A	108,822	445,286	1,024,704	3,456,388

Class C	(109,381)	(445,286)	(1,024,817)	(3,456,388)

Reacquired:

Class A	(4,199,891)	(16,595,018)	(9,062,490)	(31,208,098)

Class C	(539,224)	(2,111,982)	(1,817,475)	(6,225,880)

Class Y	(1,735,778)	(6,960,253)	(4,714,293)	(16,463,258)

Investor Class	(1,349,506)	(5,280,867)	(4,005,931)	(13,514,699)

Class R6	(4,128)	(17,106)	(144,275)	(539,109)

Net increase (decrease) in share activity	(2,179,023)	$(7,824,447)	(8,473,212)	$(29,533,709)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer Gold & Special Minerals Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2020. The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

16                      Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$1,249.20	$8.59	$1,017.50	$7.71	1.52%
Class C	1,000.00	1,244.00	12.80	1,013.72	11.49	2.27
Class Y	1,000.00	1,249.30	7.18	1,018.75	6.44	1.27
Investor Class	1,000.00	1,247.80	8.59	1,017.50	7.71	1.52
Class R6	1,000.00	1,251.50	5.72	1,020.06	5.13	1.01

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Gold & Precious Metals Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Gold & Precious Metals Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Gold & Precious Metals Fund

group. The Board noted that the term

“contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Gold & Precious Metals Fund

20                      Invesco Gold & Precious Metals Fund

21                      Invesco Gold & Precious Metals Fund

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	I-GPM-SAR-1

Semiannual Report to Shareholders	October 31, 2019

Invesco Mid Cap Growth Fund
Nasdaq:
A: VGRAX ∎ C: VGRCX ∎ R: VGRRX ∎ Y: VGRDX ∎ R5: VGRJX ∎ R6: VGRFX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Mid Cap Growth Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.24%
Class C Shares	2.88
Class R Shares	3.12
Class Y Shares	3.37
Class R5 Shares	3.42
Class R6 Shares	3.45
S&P 500 Index▼ (Broad Market Index)	4.16
Russell Midcap Growth Index▼ (Style-Specific Index)	2.04
Lipper Mid-Cap Growth Funds Index∎ (Peer Group Index)	1.65

Source(s): ▼RIMES Technologies Corp.;∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.24%
10 Years	11.32
5 Years	7.49
1 Year	8.43

Class C Shares
Inception (12/27/95)	11.17%
10 Years	11.14
5 Years	7.94
1 Year	12.97

Class R Shares
Inception (7/11/08)	9.16%
10 Years	11.67
5 Years	8.44
1 Year	14.44

Class Y Shares
Inception (8/12/05)	9.11%
10 Years	12.23
5 Years	8.98
1 Year	15.01

Class R5 Shares
10 Years	12.33%
5 Years	9.10
1 Year	15.13

Class R6 Shares
10 Years	12.26%
5 Years	9.20
1 Year	15.22

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund (renamed Invesco Mid Cap Growth). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on July 15, 2013. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.20%
10 Years	10.62
5 Years	7.69
1 Year	–2.92

Class C Shares
Inception (12/27/95)	11.14%
10 Years	10.45
5 Years	8.14
1 Year	1.18

Class R Shares
Inception (7/11/08)	9.07%
10 Years	10.98
5 Years	8.64
1 Year	2.48

Class Y Shares
Inception (8/12/05)	9.03%
10 Years	11.53
5 Years	9.18
1 Year	2.98

Class R5 Shares
10 Years	11.62%
5 Years	9.30
1 Year	3.09

Class R6 Shares
10 Years	11.55%
5 Years	9.40
1 Year	3.19

includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.16%, 1.87%, 1.41%, 0.91%, 0.82% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.51%

Aerospace & Defense–3.22%

HEICO Corp.	321,412	$39,642,956

TransDigm Group, Inc.	103,446	54,441,561

		94,084,517

Apparel Retail–0.37%

Burlington Stores, Inc.(b)	55,752	10,713,862

Apparel, Accessories & Luxury Goods–2.08%

lululemon athletica, Inc.(b)	266,928	54,525,382

VF Corp.	78,244	6,438,699

		60,964,081

Application Software–9.63%

ANSYS, Inc.(b)	109,582	24,124,477

Aspen Technology, Inc.(b)	175,169	20,163,704

Atlassian Corp. PLC, Class A(b)	288,155	34,806,242

Coupa Software, Inc.(b)	169,061	23,244,197

Fair Isaac Corp.(b)	19,509	5,931,516

Paycom Software, Inc.(b)	94,775	20,047,756

RingCentral, Inc., Class A(b)	342,942	55,391,992

Splunk, Inc.(b)	175,568	21,061,137

Synopsys, Inc.(b)	433,512	58,849,254

Trade Desk, Inc. (The), Class A(b)	90,462	18,164,770

		281,785,045

Asset Management & Custody Banks–0.62%

KKR & Co., Inc., Class A	624,441	18,002,634

Automotive Retail–3.08%

CarMax, Inc.(b)	230,076	21,436,181

O’Reilly Automotive, Inc.(b)	157,493	68,589,776

		90,025,957

Biotechnology–0.53%

Exact Sciences Corp.(b)	177,813	15,469,731

Building Products–0.94%

Masco Corp.	592,448	27,400,720

Cable & Satellite–1.56%

Altice USA, Inc., Class A(b)	631,671	19,550,218

Cable One, Inc.	19,752	26,178,708

		45,728,926

Communications Equipment–1.53%

Motorola Solutions, Inc.	268,571	44,668,729

Construction Materials–0.92%

Martin Marietta Materials, Inc.	103,012	26,979,873

Data Processing & Outsourced Services–3.86%

Black Knight, Inc.(b)	246,026	15,794,869

	Shares	Value

Data Processing & Outsourced Services–(continued)

Euronet Worldwide, Inc.(b)	191,505	$26,824,105

Global Payments, Inc.	221,150	37,414,157

WEX, Inc.(b)	174,254	32,965,372

		112,998,503

Distributors–1.92%

Pool Corp.	270,312	56,062,709

Diversified Chemicals–0.23%

Huntsman Corp.	302,620	6,696,981

Diversified Support Services–2.80%

Cintas Corp.	172,006	46,212,852

Copart, Inc.(b)	433,438	35,819,316

		82,032,168

Education Services–1.82%

Bright Horizons Family Solutions, Inc.(b)	358,886	53,301,749

Electrical Components & Equipment–0.94%

AMETEK, Inc.	301,353	27,619,002

Electronic Equipment & Instruments–1.81%

Keysight Technologies, Inc.(b)	525,369	53,014,986

Environmental & Facilities Services–2.56%

Republic Services, Inc.	483,568	42,317,036

Waste Connections, Inc.	351,438	32,472,871

		74,789,907

Financial Exchanges & Data–3.09%

MarketAxess Holdings, Inc.	69,665	25,677,822

MSCI, Inc.	211,294	49,561,121

Tradeweb Markets, Inc., Class A	359,378	15,004,032

		90,242,975

Health Care Equipment–6.75%

DexCom, Inc.(b)	287,088	44,280,453

Edwards Lifesciences Corp.(b)	163,473	38,968,694

IDEXX Laboratories, Inc.(b)	163,254	46,529,022

Masimo Corp.(b)	204,887	29,870,476

Novocure Ltd.(b)	129,708	9,292,281

STERIS PLC	201,768	28,564,296

		197,505,222

Health Care Supplies–2.00%

Cooper Cos., Inc. (The)	100,589	29,271,399

West Pharmaceutical Services, Inc.	202,659	29,150,471

		58,421,870

Health Care Technology–0.89%

Veeva Systems, Inc., Class A(b)	184,245	26,131,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                      Invesco Mid Cap Growth Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.79%

Hilton Worldwide Holdings, Inc.	237,178	$22,996,779

Household Products–1.13%

Church & Dwight Co., Inc.	474,395	33,179,186

Industrial Conglomerates–2.22%

Carlisle Cos., Inc.	91,785	13,976,102

Roper Technologies, Inc.	151,262	50,969,243

		64,945,345

Industrial Machinery–1.76%

IDEX Corp.	237,791	36,983,634

Woodward, Inc.	136,930	14,604,954

		51,588,588

Industrial REITs–0.55%

Americold Realty Trust	401,515	16,096,736

Insurance Brokers–1.53%

Arthur J. Gallagher & Co.	489,637	44,664,687

Interactive Media & Services–1.64%

IAC/InterActiveCorp.(b)	210,854	47,916,572

Internet Services & Infrastructure–0.76%

Twilio, Inc., Class A(b)	231,741	22,376,911

Investment Banking & Brokerage–0.25%

LPL Financial Holdings, Inc.	90,915	7,349,569

IT Consulting & Other Services–1.84%

Booz Allen Hamilton Holding Corp.	508,838	35,806,930

EPAM Systems, Inc.(b)	101,573	17,872,785

		53,679,715

Leisure Facilities–0.69%

Planet Fitness, Inc., Class A(b)	315,260	20,069,452

Life Sciences Tools & Services–4.43%

Bio-Rad Laboratories, Inc., Class A(b)	76,870	25,491,630

Bio-Techne Corp.	111,253	23,159,537

ICON PLC (Ireland)(b)	246,208	36,167,955

IQVIA Holdings, Inc.(b)	310,657	44,865,084

		129,684,206

Metal & Glass Containers–1.27%

Ball Corp.	530,968	37,151,831

Movies & Entertainment–2.28%

Live Nation Entertainment, Inc.(b)	669,146	47,174,793

Roku, Inc.(b)	133,056	19,585,843

		66,760,636

Office REITs–0.88%

Alexandria Real Estate Equities, Inc.	162,830	25,849,263

Oil & Gas Exploration & Production–0.49%

Diamondback Energy, Inc.	166,059	14,241,220

	Shares	Value

Oil & Gas Storage & Transportation–0.47%

Cheniere Energy, Inc.(b)	224,584	$13,823,145

Packaged Foods & Meats–1.46%

McCormick & Co., Inc.	224,918	36,142,073

Simply Good Foods Co. (The)(b)	265,231	6,508,769

		42,650,842

Paper Packaging–0.52%

Avery Dennison Corp.	120,059	15,350,744

Railroads–0.96%

Kansas City Southern	199,167	28,038,730

Real Estate Services–1.04%

CBRE Group, Inc., Class A(b)	566,115	30,315,458

Regional Banks–0.66%

First Republic Bank	181,366	19,290,088

Research & Consulting Services–4.03%

CoStar Group, Inc.(b)	98,753	54,266,749

IHS Markit Ltd.(b)	413,773	28,972,385

TransUnion	419,777	34,681,976

		117,921,110

Restaurants–1.43%

Chipotle Mexican Grill, Inc.(b)	53,637	41,738,168

Semiconductor Equipment–3.93%

KLA Corp.	359,910	60,839,186

Lam Research Corp.	200,068	54,226,431

		115,065,617

Semiconductors–3.13%

Advanced Micro Devices, Inc.(b)	1,093,683	37,108,664

Marvell Technology Group Ltd.	894,482	21,816,416

Monolithic Power Systems, Inc.	217,043	32,539,087

		91,464,167

Specialized REITs–1.53%

SBA Communications Corp., Class A	186,499	44,880,984

Specialty Stores–1.06%

Tractor Supply Co.	326,020	30,978,420

Technology Distributors–1.71%

CDW Corp.	390,453	49,942,843

Trucking–0.92%

Old Dominion Freight Line, Inc.	148,331	27,008,108

Total Common Stocks & Other Equity Interests (Cost $2,572,554,102)		2,881,660,735

Money Market Funds–1.39%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	14,195,729	14,195,729

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	10,139,282	10,143,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Mid Cap Growth Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	16,223,691	$16,223,690

Total Money Market Funds (Cost $40,561,743)		40,562,757

TOTAL INVESTMENTS IN SECURITIES–99.90% (Cost $2,613,115,845)		2,922,223,492

OTHER ASSETS LESS LIABILITIES–0.10%		2,931,379

NET ASSETS–100.00%		$2,925,154,871

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Information Technology	28.20%

Industrials	20.35

Health Care	14.60

Consumer Discretionary	13.24

Financials	6.15

Communication Services	5.48

Real Estate	4.00

Materials	2.94

Consumer Staples	2.59

Energy	0.96

Money Market Funds Plus Other Assets Less Liabilities	1.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $2,572,554,102)	$2,881,660,735

Investments in affiliated money market funds, at value (Cost $40,561,743)	40,562,757

Receivable for:
Investments sold	12,688,031

Fund shares sold	770,645

Dividends	406,089

Investment for trustee deferred compensation and retirement plans	618,809

Other assets	58,751

Total assets	2,936,765,817

Liabilities:

Payable for:
Investments purchased	5,218,632

Fund shares reacquired	1,807,533

Accrued fees to affiliates	3,682,798

Accrued trustees’ and officers’ fees and benefits	2,822

Accrued other operating expenses	220,667

Trustee deferred compensation and retirement plans	678,494

Total liabilities	11,610,946

Net assets applicable to shares outstanding	$2,925,154,871

Net assets consist of:

Shares of beneficial interest	$2,032,156,169

Distributable earnings	892,998,702

$2,925,154,871

Net Assets:

Class A	$2,491,943,943

Class C	$48,883,567

Class R	$25,179,953

Class Y	$142,512,505

Class R5	$111,186,246

Class R6	$105,448,657

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	63,028,515

Class C	1,754,424

Class R	662,841

Class Y	3,414,078

Class R5	2,627,940

Class R6	2,475,338

Class A:
Net asset value per share	$39.54

Maximum offering price per share (Net asset value of $39.54 ÷ 94.50%)	$41.84

Class C:
Net asset value and offering price per share	$27.86

Class R:
Net asset value and offering price per share	$37.99

Class Y:
Net asset value and offering price per share	$41.74

Class R5:
Net asset value and offering price per share	$42.31

Class R6:
Net asset value and offering price per share	$42.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Mid Cap Growth Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $10,601)	$10,929,284

Dividends from affiliated money market funds (includes securities lending income of $168,473)	610,030

Total investment income	11,539,314

Expenses:

Advisory fees	10,062,581

Administrative services fees	199,509

Custodian fees	28,087

Distribution fees:
Class A	3,166,305

Class C	235,729

Class R	66,416

Transfer agent fees – A, C, R and Y	2,646,744

Transfer agent fees – R5	57,127

Transfer agent fees – R6	5,975

Trustees’ and officers’ fees and benefits	22,359

Registration and filing fees	67,162

Reports to shareholders	166,164

Professional services fees	44,851

Other	50,364

Total expenses	16,819,373

Less: Fees waived and/or expense offset arrangement(s)	(39,940)

Net expenses	16,779,433

Net investment income (loss)	(5,240,119)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $5,564,586)	517,551,458

Foreign currencies	(12,318)

517,539,140

Change in net unrealized appreciation (depreciation) of:
Investment securities	(417,543,158)

Foreign currencies	3,007

(417,540,151)

Net realized and unrealized gain	99,998,989

Net increase in net assets resulting from operations	$94,758,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Mid Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income (loss)	$(5,240,119)	$(14,234,493)

Net realized gain	517,539,140	234,796,378

Change in net unrealized appreciation (depreciation)	(417,540,151)	93,695,120

Net increase in net assets resulting from operations	94,758,870	314,257,005

Distributions to shareholders from distributable earnings:

Class A	–	(254,259,756)

Class C	–	(18,703,991)

Class R	–	(3,128,673)

Class Y	–	(15,190,359)

Class R5	–	(11,426,078)

Class R6	–	(9,896,881)

Total distributions from distributable earnings	–	(312,605,738)

Share transactions–net:

Class A	(98,372,534)	167,289,296

Class C	(7,201,357)	(63,321,086)

Class R	(3,102,495)	(639,069)

Class Y	(10,117,323)	13,990,046

Class R5	(10,620,897)	7,183,187

Class R6	1,048,305	10,495,555

Net increase (decrease) in net assets resulting from share transactions	(128,366,301)	134,997,929

Net increase (decrease) in net assets	(33,607,431)	136,649,196

Net assets:

Beginning of period	2,958,762,302	2,822,113,106

End of period	$2,925,154,871	$2,958,762,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Mid Cap Growth Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$38.30	$(0.07)	$1.31	$1.24	$–	$39.54	3.24%		$2,491,944	1.15	%(d)	1.16	%(d)	(0.38	)%(d)	93%
Year ended 04/30/19	38.92	(0.20)	3.97	3.77	(4.39)	38.30	11.83		2,509,975	1.16		1.16		(0.51)		53
Year ended 04/30/18	37.12	(0.21)	5.29	5.08	(3.28)	38.92	14.06		2,329,236	1.17		1.17		(0.54)		51
Year ended 04/30/17	33.16	(0.20)	5.08	4.88	(0.92)	37.12	14.94		2,221,949	1.21		1.21		(0.57)		53
Year ended 04/30/16	38.74	(0.18)	(2.66)	(2.84)	(2.74)	33.16	(7.43)		2,177,520	1.20		1.21		(0.49)		60
Year ended 04/30/15	37.30	(0.15)	5.18	5.03	(3.59)	38.74	14.39		2,482,328	1.14		1.19		(0.38)		61
Class C
Six months ended 10/31/19	27.08	(0.14)	0.92	0.78	–	27.86	2.88	(e)	48,884	1.81	(d)(e)	1.81	(d)(e)	(1.04	)(d)(e)	93
Year ended 04/30/19	29.09	(0.35)	2.73	2.38	(4.39)	27.08	11.00	(e)	54,609	1.87	(e)	1.87	(e)	(1.22	)(e)	53
Year ended 04/30/18	28.69	(0.37)	4.05	3.68	(3.28)	29.09	13.27	(e)	131,905	1.88	(e)	1.88	(e)	(1.25	)(e)	51
Year ended 04/30/17	26.01	(0.35)	3.95	3.60	(0.92)	28.69	14.11	(e)	139,950	1.93	(e)	1.93	(e)	(1.29	)(e)	53
Year ended 04/30/16	31.24	(0.35)	(2.14)	(2.49)	(2.74)	26.01	(8.12	)(e)	148,892	1.92	(e)	1.93	(e)	(1.21	)(e)	60
Year ended 04/30/15	30.95	(0.35)	4.23	3.88	(3.59)	31.24	13.59	(e)	176,447	1.86	(e)	1.91	(e)	(1.10	)(e)	61
Class R
Six months ended 10/31/19	36.84	(0.12)	1.27	1.15	–	37.99	3.12		25,180	1.40	(d)	1.41	(d)	(0.63	)(d)	93
Year ended 04/30/19	37.71	(0.28)	3.80	3.52	(4.39)	36.84	11.53		27,458	1.41		1.41		(0.76)		53
Year ended 04/30/18	36.15	(0.30)	5.14	4.84	(3.28)	37.71	13.76		28,265	1.42		1.42		(0.79)		51
Year ended 04/30/17	32.39	(0.28)	4.96	4.68	(0.92)	36.15	14.67		27,975	1.46		1.46		(0.82)		53
Year ended 04/30/16	38.01	(0.26)	(2.62)	(2.88)	(2.74)	32.39	(7.69)		29,547	1.45		1.46		(0.74)		60
Year ended 04/30/15	36.74	(0.24)	5.10	4.86	(3.59)	38.01	14.14		34,942	1.39		1.44		(0.63)		61
Class Y
Six months ended 10/31/19	40.38	(0.03)	1.39	1.36	–	41.74	3.37		142,513	0.90	(d)	0.91	(d)	(0.13	)(d)	93
Year ended 04/30/19	40.69	(0.10)	4.18	4.08	(4.39)	40.38	12.09		147,816	0.91		0.91		(0.26)		53
Year ended 04/30/18	38.58	(0.12)	5.51	5.39	(3.28)	40.69	14.33		134,312	0.92		0.92		(0.29)		51
Year ended 04/30/17	34.34	(0.12)	5.28	5.16	(0.92)	38.58	15.24		132,925	0.96		0.96		(0.32)		53
Year ended 04/30/16	39.92	(0.09)	(2.75)	(2.84)	(2.74)	34.34	(7.21)		76,291	0.95		0.96		(0.24)		60
Year ended 04/30/15	38.23	(0.05)	5.33	5.28	(3.59)	39.92	14.70		80,736	0.89		0.94		(0.13)		61
Class R5
Six months ended 10/31/19	40.91	(0.01)	1.41	1.40	–	42.31	3.42		111,186	0.81	(d)	0.81	(d)	(0.04	)(d)	93
Year ended 04/30/19	41.13	(0.07)	4.24	4.17	(4.39)	40.91	12.18		118,048	0.82		0.82		(0.17)		53
Year ended 04/30/18	38.92	(0.08)	5.57	5.49	(3.28)	41.13	14.47		109,122	0.82		0.82		(0.19)		51
Year ended 04/30/17	34.59	(0.07)	5.32	5.25	(0.92)	38.92	15.39		106,223	0.83		0.83		(0.19)		53
Year ended 04/30/16	40.14	(0.04)	(2.77)	(2.81)	(2.74)	34.59	(7.08)		91,700	0.82		0.82		(0.11)		60
Year ended 04/30/15	38.39	(0.02)	5.36	5.34	(3.59)	40.14	14.80		86,090	0.81		0.81		(0.05)		61
Class R6
Six months ended 10/31/19	41.17	0.01	1.42	1.43	–	42.60	3.48		105,449	0.72	(d)	0.73	(d)	0.05	(d)	93
Year ended 04/30/19	41.33	(0.03)	4.26	4.23	(4.39)	41.17	12.27		100,856	0.73		0.73		(0.08)		53
Year ended 04/30/18	39.06	(0.04)	5.59	5.55	(3.28)	41.33	14.58		89,273	0.73		0.73		(0.10)		51
Year ended 04/30/17	34.68	(0.04)	5.34	5.30	(0.92)	39.06	15.50		54,568	0.75		0.75		(0.11)		53
Year ended 04/30/16	40.21	(0.01)	(2.78)	(2.79)	(2.74)	34.68	(7.02)		49,485	0.73		0.73		(0.02)		60
Year ended 04/30/15	38.41	0.02	5.37	5.39	(3.59)	40.21	14.93		61,029	0.72		0.72		0.04		61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $2,519,695, $51,729, $26,427, $148,525, $113,673 and $103,918 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.91%, 0.96%, 0.96%, 0.97%, 0.98% and 0.97% for the six months ended October 31, 2019 and the years ended April 30, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Mid Cap Growth Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital growth.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

12                      Invesco Mid Cap Growth Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

13                      Invesco Mid Cap Growth Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.750%
Next $500 million	0.700%
Over $1 billion	0.650%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be

14                      Invesco Mid Cap Growth Fund

terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $22,435.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $151,709 in front-end sales commissions from the sale of Class A shares and $2,126 and $993 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $2,701 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each

15                      Invesco Mid Cap Growth Fund

transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended October 31, 2019, the Fund engaged in securities purchases of $97,640,698 and securities sales of $39,754,663, which resulted in net realized gains of $5,564,586.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,505.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $2,710,980,461 and $2,832,859,013, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$367,157,837

Aggregate unrealized (depreciation) of investments	(61,738,275)

Net unrealized appreciation of investments	$305,419,562

Cost of investments for tax purposes is $2,616,803,930.

16                      Invesco Mid Cap Growth Fund

NOTE 10–Share Information

		Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	1,857,476	$72,705,282	5,293,960	$202,811,605

Class C	135,633	3,739,218	549,888	15,462,432

Class R	76,853	2,863,050	140,001	5,253,940

Class Y	463,443	19,079,818	1,110,051	45,092,144

Class R5	186,725	7,890,293	583,744	23,421,457

Class R6	237,847	9,986,573	462,424	19,096,267

Issued as reinvestment of dividends:

Class A	-	-	7,549,869	242,879,270

Class C	-	-	780,942	17,813,390

Class R	-	-	100,990	3,127,656

Class Y	-	-	372,715	12,631,297

Class R5	-	-	332,018	11,394,869

Class R6	-	-	283,765	9,798,392

Automatic conversion of Class C shares to Class A shares:

Class A	87,577	3,423,257	1,966,180	67,063,265

Class C	(124,084)	(3,423,257)	(2,775,239)	(67,063,265)

Reacquired:

Class A	(4,457,620)	(174,501,073)	(9,109,199)	(345,464,844)

Class C	(273,815)	(7,517,318)	(1,073,590)	(29,533,643)

Class R	(159,277)	(5,965,545)	(245,158)	(9,020,665)

Class Y	(709,817)	(29,197,141)	(1,123,010)	(43,733,395)

Class R5	(444,224)	(18,511,190)	(683,592)	(27,633,139)

Class R6	(211,996)	(8,938,268)	(456,886)	(18,399,104)

Net increase (decrease) in share activity	(3,335,279)	$(128,366,301)	4,059,873	$134,997,929

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer Discovery Mid Cap Growth Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

17                      Invesco Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$1,032.40	$5.88	$1,019.36	$5.84	1.15%
Class C	1,000.00	1,028.80	9.23	1,016.04	9.17	1.81
Class R	1,000.00	1,031.20	7.15	1,018.10	7.10	1.40
Class Y	1,000.00	1,033.70	4.60	1,020.61	4.57	0.90
Class R5	1,000.00	1,034.20	4.14	1,021.06	4.12	0.81
Class R6	1,000.00	1,034.80	3.68	1,021.52	3.66	0.72

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

18                      Invesco Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Mid Cap Growth Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

19                      Invesco Mid Cap Growth Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                      Invesco Mid Cap Growth Fund

21                      Invesco Mid Cap Growth Fund

22                      Invesco Mid Cap Growth Fund

23

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                        Invesco Distributors, Inc.                                                                                     VK-MCG-SAR-1

Semiannual Report to Shareholders	October 31, 2019

Invesco Small Cap Value Fund
Nasdaq:
A: VSCAX ∎ C: VSMCX ∎ Y: VSMIX ∎ R6: SMVSX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Small Cap Value Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.54%
Class C Shares	-4.82
Class Y Shares	-4.35
Class R6 Shares	-4.33
S&P 500 Index▼ (Broad Market Index)	4.16
Russell 2000 Value Index▼ (Style-Specific Index)	-0.53
Lipper Small-Cap Value Funds Index⬛ (Peer Group Index)	-2.21

Source(s): ▼RIMES Technologies Corp.; ⬛ Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Small Cap Value Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	9.22%
10 Years	10.21
5 Years	2.80
1 Year	-1.60

Class C Shares
Inception (6/21/99)	9.12%
10 Years	10.01
5 Years	3.19
1 Year	2.65

Class Y Shares
Inception (8/12/05)	8.55%
10 Years	11.11
5 Years	4.22
1 Year	4.40

Class R6 Shares
10 Years	10.95%
5 Years	4.18
1 Year	4.52

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on February 7, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	9.22%
10 Years	9.62
5 Years	2.81
1 Year	-13.84

Class C Shares
Inception (6/21/99)	9.11%
10 Years	9.40
5 Years	3.20
1 Year	-10.19

Class Y Shares
Inception (8/12/05)	8.53%
10 Years	10.50
5 Years	4.22
1 Year	-8.64

Class R6 Shares
10 Years	10.35%
5 Years	4.19
1 Year	-8.49

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.12%, 1.87%, 0.87% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Small Cap Value Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.40%

Agricultural & Farm Machinery–2.56%

AGCO Corp.	437,594	$33,559,084

Auto Parts & Equipment–6.11%

Dana, Inc.	2,092,140	33,955,432
Delphi Technologies PLC	2,470,668	30,166,856
Motorcar Parts of America, Inc.(b)	788,109	15,021,358
Visteon Corp.(b)	9,400	874,388
		80,018,034

Building Products–8.07%

Builders FirstSource, Inc.(b)	1,041,712	23,553,108
JELD-WEN Holding, Inc.(b)	1,090,600	18,638,354
Masco Corp.	322,451	14,913,359
Masonite International Corp.(b)	54,300	3,334,563
Owens Corning	679,900	41,664,272
PGT Innovations, Inc.(b)	198,140	3,499,153
		105,602,809

Construction & Engineering–5.88%

AECOM(b)	1,121,689	44,878,777
Fluor Corp.	831,200	13,390,632
Valmont Industries, Inc.	136,500	18,726,435
		76,995,844

Construction Machinery & Heavy Trucks–1.50%

Astec Industries, Inc.	63,967	2,244,602
REV Group, Inc.	1,393,369	17,333,510
		19,578,112

Consumer Finance–0.87%

SLM Corp.	1,345,300	11,354,332

Distributors–3.11%

LKQ Corp.(b)	1,199,500	40,771,005

Diversified Chemicals–3.88%

Chemours Co. (The)	1,120,804	18,392,394
Huntsman Corp.	1,463,300	32,382,829
		50,775,223

Diversified Metals & Mining–0.00%

Ferroglobe Representation & Warranty Insurance Trust(b)(c)	1,203,948	0

Electronic Manufacturing Services–3.47%

Flex Ltd.(b)	3,730,939	43,838,533
Sanmina Corp.(b)	49,971	1,535,609
		45,374,142

Environmental & Facilities Services–2.39%

Stericycle, Inc.(b)	250,440	14,425,344

	Shares	Value

Environmental & Facilities Services–(continued)

Team, Inc.(b)	931,007	$16,907,087
		31,332,431

Health Care Distributors–1.39%

McKesson Corp.	136,400	18,141,200

Health Care Facilities–2.81%

Brookdale Senior Living, Inc.(b)	4,426,803	32,537,002
Capital Senior Living Corp.(b)	993,100	4,081,641
Hanger, Inc.(b)	6,500	146,965
		36,765,608

Home Furnishings–0.59%

Ethan Allen Interiors, Inc.	392,900	7,744,059

Homebuilding–1.15%

TopBuild Corp.(b)	145,400	15,111,422

Household Products–5.98%

Energizer Holdings, Inc.	1,126,600	47,869,234
Spectrum Brands Holdings, Inc.	605,744	30,414,406
		78,283,640

Human Resource & Employment Services–0.11%

ManpowerGroup, Inc.	7,933	721,268
TrueBlue, Inc.(b)	31,554	722,587
		1,443,855

Industrial Conglomerates–2.11%

Carlisle Cos., Inc.	181,800	27,682,686

Industrial Machinery–3.25%

Hillenbrand, Inc.	564,400	17,377,876
Timken Co. (The)	514,600	25,215,400
		42,593,276

Investment Banking & Brokerage–0.87%

Greenhill & Co., Inc.	30,222	489,596
Stifel Financial Corp.	195,100	10,921,699
		11,411,295

Life & Health Insurance–2.68%

CNO Financial Group, Inc.	2,241,318	35,076,627

Metal & Glass Containers–3.17%

Crown Holdings, Inc.(b)	570,300	41,540,652

Oil & Gas Equipment & Services–1.79%

Forum Energy Technologies, Inc.(b)	401,800	466,088
Helix Energy Solutions Group, Inc.(b)	2,080,800	17,874,072
NexTier Oilfield Solutions, Inc.(b)	1,180,977	5,101,818
		23,441,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                      Invesco Small Cap Value Fund

	Shares	Value

Oil & Gas Exploration & Production–4.41%

Noble Energy, Inc.	732,800	$14,113,728
Northern Oil and Gas, Inc.(b)	5,126,398	10,047,740
Parsley Energy, Inc., Class A	1,827,900	28,899,099
QEP Resources, Inc.	1,405,400	4,679,982
		57,740,549

Paper Packaging–3.04%

Sealed Air Corp.	953,200	39,815,164

Pharmaceuticals–2.27%

Mylan N.V.(b)	1,550,200	29,686,330

Regional Banks–2.43%

First Horizon National Corp.	1,993,767	31,840,459

Research & Consulting Services–0.56%

Resources Connection, Inc.	502,260	7,358,109

Semiconductor Equipment–2.29%

Kulicke & Soffa Industries, Inc. (Singapore)	1,260,200	29,923,449

Specialty Chemicals–1.45%

Flotek Industries, Inc.(b)	2,176,500	4,157,115
Kraton Corp.(b)	660,107	14,799,599
		18,956,714

Steel–5.10%

Allegheny Technologies, Inc.(b)	1,313,516	27,596,971
Carpenter Technology Corp.	799,404	39,186,784
		66,783,755

	Shares	Value

Thrifts & Mortgage Finance–7.43%

Axos Financial, Inc.(b)	907,312	$26,357,414
MGIC Investment Corp.	2,937,413	40,271,932
Radian Group, Inc.	1,222,586	30,686,908
		97,316,254

Trading Companies & Distributors–4.68%

Beacon Roofing Supply, Inc.(b)	658,137	20,428,573
BMC Stock Holdings, Inc.(b)	128,195	3,459,983
DXP Enterprises, Inc.(b)	160,600	5,543,912
WESCO International, Inc.(b)	635,900	31,890,385
		61,322,853
Total Common Stocks & Other Equity Interests (Cost $1,303,485,310)		1,275,340,950

Money Market Funds–2.60%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	11,898,595	11,898,595
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	8,498,253	8,501,653
Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	13,598,394	13,598,394
Total Money Market Funds (Cost $33,997,244)		33,998,642
TOTAL INVESTMENTS IN SECURITIES-100.00% (Cost $1,337,482,554)		1,309,339,592
OTHER ASSETS LESS LIABILITIES–0.00%		26,151
NET ASSETS-100.00%		$1,309,365,743

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Industrials	31.11%
Materials	16.64
Financials	14.28
Consumer Discretionary	10.96
Health Care	6.47
Energy	6.20
Consumer Staples	5.98
Information Technology	5.76
Money Market Funds Plus Other Assets Less Liabilities	2.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Small Cap Value Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $ 1,303,485,310)	$1,275,340,950
Investments in affiliated money market funds, at value (Cost $ 33,997,244)	33,998,642
Receivable for:
Investments sold	7,910,349
Fund shares sold	500,676
Dividends	469,717
Investment for trustee deferred compensation and retirement plans	263,403
Other assets	37,698
Total assets	1,318,521,435

Liabilities:

Payable for:
Investments purchased	4,784,868
Fund shares reacquired	2,222,329
Accrued fees to affiliates	1,707,077
Accrued trustees’ and officers’ fees and benefits	3,098
Accrued other operating expenses	146,460
Trustee deferred compensation and retirement plans	291,860
Total liabilities	9,155,692
Net assets applicable to shares outstanding	$1,309,365,743

Net assets consist of:

Shares of beneficial interest	$1,307,102,284
Distributable earnings	2,263,459
$1,309,365,743

Net Assets:

Class A	$546,386,500
Class C	$13,966,364
Class Y	$679,086,013
Class R6	$69,926,866

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	40,589,824
Class C	1,642,908
Class Y	47,489,309
Class R6	4,864,183
Class A:
Net asset value per share	$13.46
Maximum offering price per share (Net asset value of $13.46 ÷ 94.50%)	$14.24
Class C:
Net asset value and offering price per share	$8.50
Class Y:
Net asset value and offering price per share	$14.30
Class R6:
Net asset value and offering price per share	$14.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Small Cap Value Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends	$7,836,620

Dividends from affiliated money market funds	425,155

Total investment income	8,261,775

Expenses:

Advisory fees	4,537,350

Administrative services fees	109,222

Custodian fees	11,533

Distribution fees:
Class A	726,589

Class C	84,553

Transfer agent fees - A, C and Y	1,253,097

Transfer agent fees - R6	6,867

Trustees’ and officers’ fees and benefits	16,515

Registration and filing fees	39,922

Reports to shareholders	78,699

Professional services fees	31,110

Other	40,599

Total expenses	6,936,056

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(25,056)

Net expenses	6,911,000

Net investment income	1,350,775

Realized and unrealized gain (loss) from:

Net realized gain from Investment securities (includes net gains from securities sold to affiliates of $ 2,531,127)	36,990,274

Change in net unrealized appreciation (depreciation) of Investment securities	(118,191,402)

Net realized and unrealized gain (loss)	(81,201,128)

Net increase (decrease) in net assets resulting from operations	$(79,850,353)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income (loss)	$1,350,775	$(1,779,758)

Net realized gain	36,990,274	85,150,289

Change in net unrealized appreciation (depreciation)	(118,191,402)	(198,347,184)

Net increase (decrease) in net assets resulting from operations	(79,850,353)	(114,976,653)

Distributions to shareholders from distributable earnings:

Class A	-	(132,802,646)

Class C	-	(14,194,064)

Class Y	-	(177,702,688)

Class R6	-	(7,472,773)

Total distributions from distributable earnings	-	(332,172,171)

Share transactions-net:

Class A	(82,693,793)	(101,574,893)

Class C	(6,913,803)	(34,019,574)

Class Y	(153,646,183)	(276,425,272)

Class R6	7,011,092	49,772,898

Net increase (decrease) in net assets resulting from share transactions	(236,242,687)	(362,246,841)

Net increase (decrease) in net assets	(316,093,040)	(809,395,665)

Net assets:

Beginning of period	1,625,458,783	2,434,854,448

End of period	$1,309,365,743	$1,625,458,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Small Cap Value Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$14.10	$0.00	$(0.64)	$(0.64)	$–	$–	$–	$13.46	(4.54)%		$546,387	1.13	%(d)	1.13	%(d)	0.05	%(d)	13%
Year ended 04/30/19	18.53	(0.04)	(1.22)	(1.26)	–	(3.17)	(3.17)	14.10	(3.16)		662,115	1.12		1.12		(0.22)		43
Year ended 04/30/18	19.44	(0.06)	2.31	2.25	–	(3.16)	(3.16)	18.53	11.32		933,986	1.12		1.12		(0.31)		28
Year ended 04/30/17	16.21	(0.02)	3.60	3.58	(0.03)	(0.32)	(0.35)	19.44	22.14		1,094,070	1.10		1.11		(0.12)		32
Year ended 04/30/16	20.33	0.04	(2.37)	(2.33)	(0.01)	(1.78)	(1.79)	16.21	(11.43)		1,320,826	1.11		1.11		0.24		45
Year ended 04/30/15	22.75	(0.00)	0.95	0.95	–	(3.37)	(3.37)	20.33	5.59		1,751,109	1.13		1.13		(0.02)		44
Class C
Six months ended 10/31/19	8.93	(0.03)	(0.40)	(0.43)	–	–	–	8.50	(4.82	)(e)	13,966	1.82	(d)(e)	1.82	(d)(e)	(0.64	)(d)(e)	13
Year ended 04/30/19	13.29	(0.11)	(1.08)	(1.19)	–	(3.17)	(3.17)	8.93	(3.98)		22,059	1.87		1.87		(0.97)		43
Year ended 04/30/18	14.83	(0.15)	1.77	1.62	–	(3.16)	(3.16)	13.29	10.53	(e)	76,302	1.86	(e)	1.86	(e)	(1.05	)(e)	28
Year ended 04/30/17	12.50	(0.12)	2.76	2.65	–	(0.32)	(0.32)	14.83	21.23	(e)	95,892	1.84	(e)	1.85	(e)	(0.86	)(e)	32
Year ended 04/30/16	16.25	(0.07)	(1.90)	(1.97)	–	(1.78)	(1.78)	12.50	(12.11)		107,647	1.86		1.86		(0.51)		45
Year ended 04/30/15	19.02	(0.13)	0.73	0.60	–	(3.37)	(3.37)	16.25	4.80	(e)	151,196	1.86	(e)	1.86	(e)	(0.75	)(e)	44
Class Y
Six months ended 10/31/19	14.95	0.02	(0.67)	(0.65)	–	–	–	14.30	(4.35)		679,086	0.88	(d)	0.88	(d)	0.30	(d)	13
Year ended 04/30/19	19.37	0.01	(1.26)	(1.25)	–	(3.17)	(3.17)	14.95	(2.97)		875,875	0.87		0.87		0.03		43
Year ended 04/30/18	20.15	(0.01)	2.39	2.38	–	(3.16)	(3.16)	19.37	11.58		1,397,754	0.87		0.87		(0.06)		28
Year ended 04/30/17	16.79	0.02	3.74	3.76	(0.08)	(0.32)	(0.40)	20.15	22.45		1,445,051	0.85		0.86		0.13		32
Year ended 04/30/16	20.97	0.09	(2.45)	(2.36)	(0.04)	(1.78)	(1.82)	16.79	(11.19)		1,329,637	0.86		0.86		0.49		45
Year ended 04/30/15	23.31	0.05	0.98	1.03	–	(3.37)	(3.37)	20.97	5.81		1,614,118	0.88		0.88		0.23		44
Class R6
Six months ended 10/31/19	15.02	0.03	(0.67)	(0.64)	–	–	–	14.38	(4.26)		69,927	0.72	(d)	0.72	(d)	0.46	(d)	13
Year ended 04/30/19	19.41	0.03	(1.25)	(1.22)	–	(3.17)	(3.17)	15.02	(2.80)		65,409	0.71		0.71		0.19		43
Year ended 04/30/18	20.16	0.02	2.39	2.41	–	(3.16)	(3.16)	19.41	11.73		26,813	0.69		0.69		0.12		28
Year ended 04/30/17(f)	20.29	0.01	(0.14)	(0.13)	–	–	–	20.16	(0.64)		469	0.72	(g)	0.72	(g)	0.26	(g)	32

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $578,284, $17,775, $735,812 and $63,351 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95% for the six months ended October 31, 2019 and 0.99% for the years ended April 30, 2018, 2017 and 2015, respectively.

(f)	Commencement date of February 7, 2017. (g) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Small Cap Value Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1 – Significant Accounting Policies

Invesco Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Small Cap Value Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

12                      Invesco Small Cap Value Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.670%
Next $500 million	0.645%
Over $1 billion	0.620%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $23,711.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder

13                      Invesco Small Cap Value Fund

servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six-month period ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as

Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $14,557 in front-end sales commissions from the sale of Class A shares and $6 and $8 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $7,195 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,275,340,950	$–	$0	$1,275,340,950

Money Market Funds	33,998,642	–	–	33,998,642

Total Investments	$1,309,339,592	$–	$0	$1,309,339,592

NOTE 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended October 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $3,293,460, which resulted in net realized gains of $2,531,127.

NOTE 5 – Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,345.

NOTE 6 – Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts

14                      Invesco Small Cap Value Fund

accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $183,630,491 and $384,690,467, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$193,200,322

Aggregate unrealized (depreciation) of investments	(225,162,845)

Net unrealized appreciation (depreciation) of investments	$(31,962,523)

Cost of investments for tax purposes is $1,341,302,115.

NOTE 10 – Share Information

	Summary of Share Activity

	Six months ended		Year ended
	October 31, 2019(a)		April 30, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	2,214,272	$29,212,610	6,438,723	$99,781,448

Class C	78,015	649,800	291,115	2,707,631

Class Y	3,802,640	53,074,114	12,975,591	209,325,329

Class R6	985,870	13,620,165	4,523,594	75,108,753

Issued as reinvestment of dividends:

Class A	-	-	10,919,128	126,771,080

Class C	-	-	1,808,563	13,347,193

Class Y	-	-	12,834,262	157,989,771

Class R6	-	-	601,408	7,433,399

Automatic conversion of Class C shares to Class A shares:

Class A	313,524	4,125,172	2,045,445	26,511,273

Class C	(495,785)	(4,125,172)	(3,220,634)	(26,511,273)

15                      Invesco Small Cap Value Fund

	Summary of Share Activity

	Six months ended		Year ended
	October 31, 2019(a)		April 30, 2019
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(8,910,352)	$(116,031,575)	(22,831,931)	$(354,638,694)

Class C	(408,775)	(3,438,431)	(2,151,563)	(23,563,125)

Class Y	(14,881,752)	(206,720,297)	(39,393,058)	(643,740,372)

Class R6	(475,967)	(6,609,073)	(2,151,890)	(32,769,254)

Net increase (decrease) in share activity	(17,778,310)	$(236,242,687)	(17,311,247)	$(362,246,841)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Events

Effective December 10, 2019, the Fund began offering Class R shares.

Additionally, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Small Cap Value Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

16                      Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$954.60	$5.55	$1,019.46	$5.74	1.13%
Class C	1,000.00	951.80	8.93	1,015.99	9.22	1.82
Class Y	1,000.00	956.50	4.33	1,020.71	4.47	0.88
Class R6	1,000.00	957.40	3.54	1,021.52	3.66	0.72

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Small Cap Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Small Cap Value Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Small Cap Value Fund

group. The Board noted that the term

“contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Small Cap Value Fund

20

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-SCV-SAR-1

Semiannual Report to Shareholders	October 31, 2019
Invesco Technology Fund
Nasdaq:
A: ITYAX ∎ C: ITHCX ∎ Y: ITYYX ∎ Investor: FTCHX ∎ R5: FTPIX ∎ R6: FTPSX

2	Letters to Shareholders

3	Fund Performance

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

18	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance. Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg	Dear Shareholders:
This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website,
invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at
blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2                      Invesco Technology Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.44%

Class C Shares	2.04

Class Y Shares	2.53

Investor Class Shares	2.45

Class R5 Shares	2.62

Class R6 Shares	2.65

Nasdaq Composite Index▼ (Broad Market/Style-Specific Index)	3.00

Lipper Science & Technology Funds Index∎ (Peer Group Index)	0.79

Source(s): ▼Bloomberg LP; ⬛Lipper Inc.

The Nasdaq Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.

    The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Technology Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.72%
10 Years	12.95
5 Years	11.16
1 Year	8.62

Class C Shares
Inception (2/14/00)	-0.78%
10 Years	12.75
5 Years	11.57
1 Year	13.09

Class Y Shares
Inception (10/3/08)	13.74%
10 Years	13.87
5 Years	12.70
1 Year	15.22

Investor Class Shares
Inception (1/19/84)	10.30%
10 Years	13.68
5 Years	12.52
1 Year	15.03

Class R5 Shares
Inception (12/21/98)	5.68%
10 Years	14.23
5 Years	12.93
1 Year	15.41

Class R6 Shares
10 Years	13.72%
5 Years	12.67
1 Year	15.46

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.51%
10 Years	12.09
5 Years	10.90
1 Year	-7.37

Class C Shares
Inception (2/14/00)	-0.98%
10 Years	11.89
5 Years	11.31
1 Year	-3.60

Class Y Shares
Inception (10/3/08)	13.46%
10 Years	13.01
5 Years	12.43
1 Year	-1.73

Investor Class Shares
Inception (1/19/84)	10.20%
10 Years	12.82
5 Years	12.26
1 Year	-1.88

Class R5 Shares
Inception (12/21/98)	5.50%
10 Years	13.36
5 Years	12.67
1 Year	-1.58

Class R6 Shares
10 Years	12.85%
5 Years	12.40
1 Year	-1.55

Class Y, Investor Class, Class R5 and Class R6 shares was 1.23%, 1.98%, 0.98%, 1.11%, 0.81% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reim-

bursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Technology Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.26%

Alternative Carriers–2.53%

Intelsat S.A.(b)	980,653	$24,898,780

Application Software–5.12%

Adobe, Inc.(b)	38,887	10,807,864

salesforce.com, inc.(b)	165,352	25,875,934

Splunk, Inc.(b)	113,549	13,621,338

		50,305,136

Consumer Electronics–1.70%

Sony Corp. (Japan)	274,200	16,707,830

Data Processing & Outsourced Services–8.62%

Fidelity National Information Services, Inc.	57,974	7,638,654

Fiserv, Inc.(b)	139,748	14,832,853

Mastercard, Inc., Class A	61,730	17,087,481

PayPal Holdings, Inc.(b)	144,199	15,011,116

Visa, Inc., Class A	168,718	30,176,902

		84,747,006

Health Care Equipment–5.00%

Abbott Laboratories	153,485	12,832,881

Boston Scientific Corp.(b)	293,313	12,231,152

Intuitive Surgical, Inc.(b)	15,083	8,340,145

Teleflex, Inc.	45,466	15,795,343

		49,199,521

Interactive Home Entertainment–9.60%

Activision Blizzard, Inc.	536,306	30,049,225

Electronic Arts, Inc.(b)	134,932	13,007,445

Nintendo Co., Ltd. (Japan)	82,200	29,319,020

Sea Ltd., ADR (Taiwan)(b)	458,679	13,650,287

Take-Two Interactive Software, Inc.(b)	69,027	8,307,399

		94,333,376

Interactive Media & Services–12.65%

Alphabet, Inc., Class A(b)	41,794	52,610,287

Alphabet, Inc., Class C(b)	8,630	10,874,749

Facebook, Inc., Class A(b)	257,641	49,376,898

Match Group, Inc.(c)	157,961	11,529,574

		124,391,508

Internet & Direct Marketing Retail–13.99%

Alibaba Group Holding Ltd., ADR (China)(b)	273,483	48,316,242

Amazon.com, Inc.(b)	44,202	78,531,925

Booking Holdings, Inc.(b)	5,212	10,678,189

		137,526,356

Life Sciences Tools & Services–6.05%

10X Genomics, Inc., Class A(b)	98,793	5,729,994

	Shares	Value
Life Sciences Tools & Services–(continued)

Illumina, Inc.(b)	102,909	$30,411,668

IQVIA Holdings, Inc.(b)	83,708	12,089,109

Thermo Fisher Scientific, Inc.	37,164	11,222,785

		59,453,556

Managed Health Care–0.24%

UnitedHealth Group, Inc.	9,169	2,317,006

Movies & Entertainment–1.50%

Netflix, Inc.(b)	51,259	14,732,349

Semiconductor Equipment–5.40%

Applied Materials, Inc.	617,089	33,483,249

ASML Holding N.V., New York Shares (Netherlands)	74,933	19,630,198

		53,113,447

Semiconductors–11.78%

Broadcom, Inc.	130,971	38,354,857

NVIDIA Corp.	60,856	12,233,273

QUALCOMM, Inc.	243,138	19,558,021

Semtech Corp.(b)	471,207	23,777,105

Silicon Motion Technology Corp., ADR (Taiwan)	521,655	21,935,593

		115,858,849

Systems Software–9.39%
Microsoft Corp.	433,048	62,086,092

Palo Alto Networks, Inc.(b)	59,142	13,448,299

ServiceNow, Inc.(b)	67,910	16,791,427

		92,325,818

Technology Hardware, Storage & Peripherals–5.34%

Apple, Inc.	211,161	52,528,410

Trucking–0.35%

Lyft, Inc., Class A(b)	82,518	3,419,546

Total Common Stocks & Other Equity Interests (Cost $527,141,313)		975,858,494

Money Market Funds–1.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	3,727,123	3,727,123

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	2,662,036	2,663,101

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	4,259,569	4,259,569

Total Money Market Funds (Cost $10,649,528)		10,649,793

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.34% (Cost $537,790,841)		986,508,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Technology Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.06%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	7,852,286	$7,852,286

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	2,616,382	2,617,429

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,469,634)		10,469,715

TOTAL INVESTMENTS IN SECURITIES–101.40% (Cost $548,260,475)		996,978,002

OTHER ASSETS LESS LIABILITIES-(1.40)%		(13,801,370)

NET ASSETS-100.00%		$983,176,632

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Information Technology	45.65%

Communication Services	26.28

Consumer Discretionary	15.69

Health Care	11.29

Industrials	0.35

Money Market Funds Plus Other Assets Less Liabilities	0.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Technology Fund

Statement of Assets and Liabilities October 31, 2019 (Unaudited)
Assets:

Investments in securities, at value (Cost $527,141,313)*	$975,858,494

Investments in affiliated money market funds, at value (Cost $21,119,162)	21,119,508

Foreign currencies, at value (Cost $289)	293

Receivable for:
Investments sold	4,026,403

Dividends	332,991

Fund shares sold	257,108

Investment for trustee deferred compensation and retirement plans	195,561

Other assets	52,689

Total assets	1,001,843,047

Liabilities:

Payable for:
Investments purchased	6,200,053

Fund shares reacquired	339,230

Collateral upon return of securities loaned	10,469,634

Accrued fees to affiliates	1,288,395

Accrued trustees’ and officers’ fees and benefits	1,737

Accrued other operating expenses	153,060

Trustee deferred compensation and retirement plans	214,306

Total liabilities	18,666,415

Net assets applicable to shares outstanding	$983,176,632

Net assets consist of:

Shares of beneficial interest	$454,603,964

Distributable earnings	528,572,668

$983,176,632

Net Assets:

Class A	$444,855,246

Class C	$27,743,815

Class Y	$39,243,161

Investor Class	$470,470,651

Class R5	$279,443

Class R6	$584,316

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,744,688

Class C	693,499

Class Y	757,187

Investor Class	9,291,210

Class R5	4,602

Class R6	9,618

Class A:
Net asset value per share	$50.87

Maximum offering price per share (Net asset value of $50.87 ÷ 94.50%)	$53.83

Class C:
Net asset value and offering price per share	$40.01

Class Y:
Net asset value and offering price per share	$51.83

Investor Class:
Net asset value and offering price per share	$50.64

Class R5:
Net asset value and offering price per share	$60.72

Class R6:
Net asset value and offering price per share	$60.75

*	At October 31, 2019, securities with an aggregate value of $10,258,202 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Technology Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $24,919)	$2,417,601

Dividends from affiliated money market funds (includes securities lending income of $202,772)	341,949

Total investment income	2,759,550

Expenses:

Advisory fees	3,179,041

Administrative services fees	64,763

Custodian fees	7,877

Distribution fees:
Class A	545,327

Class C	137,341

Investor Class	487,518

Transfer agent fees– A, C, Y and Investor	1,203,330

Transfer agent fees – R5	132

Transfer agent fees – R6	181

Trustees’ and officers’ fees and benefits	12,569

Registration and filing fees	44,052

Reports to shareholders	96,386

Professional services fees	40,496

Other	27,342

Total expenses	5,846,355

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(21,231)

Net expenses	5,825,124

Net investment income (loss)	(3,065,574)

Realized and unrealized gain (loss) from:

Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,241,733)	34,139,322

Foreign currencies	45,196

34,184,518

Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,260,220)

Foreign currencies	(20,689)

(8,280,909)

Net realized and unrealized gain	25,903,609

Net increase in net assets resulting from operations	$22,838,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Technology Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income (loss)	$(3,065,574)	$(6,282,149)

Net realized gain	34,184,518	81,193,597

Change in net unrealized appreciation (depreciation)	(8,280,909)	51,310,916

Net increase in net assets resulting from operations	22,838,035	126,222,364

Distributions to shareholders from distributable earnings:

Class A	–	(29,341,022)

Class C	–	(4,044,783)

Class Y	–	(2,636,792)

Investor Class	–	(33,562,031)

Class R5	–	(14,556)

Class R6	–	(2,866)

Total distributions from distributable earnings	–	(69,602,050)

Share transactions–net:

Class A	(8,460,744)	38,822,626

Class C	(1,007,770)	(10,928,886)

Class Y	5,568,361	4,471,260

Investor Class	(16,386,940)	(1,318,955)

Class R5	9,032	79,006

Class R6	89,729	357,314

Net increase (decrease) in net assets resulting from share transactions	(20,188,332)	31,482,365

Net increase in net assets	2,649,703	88,102,679

Net assets:

Beginning of period	980,526,929	892,424,250

End of period	$983,176,632	$980,526,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$49.68	$(0.16)	$ 1.35	$ 1.19	$ –	$50.87	2.40%		$444,855	1.22	%(d)	1.22	%(d)	(0.65	)%(d)	20%
Year ended 04/30/19	46.98	(0.34)	6.66	6.32	(3.62)	49.68	14.87		443,050	1.23		1.23		(0.71)		48
Year ended 04/30/18	39.78	(0.29)	9.31	9.02	(1.82)	46.98	22.94		377,444	1.27		1.28		(0.63)		47
Year ended 04/30/17	32.99	(0.23)	9.39	9.16	(2.37)	39.78	28.80		310,505	1.43		1.43		(0.65)		49
Year ended 04/30/16	37.86	(0.26)	(2.09)	(2.35)	(2.52)	32.99	(6.83)		279,234	1.39		1.39		(0.70)		46
Year ended 04/30/15	37.61	(0.35)	5.88	5.53	(5.28)	37.86	15.27		311,682	1.40		1.40		(0.89)		67
Class C
Six months ended 10/31/19	39.21	(0.27)	1.07	0.80	–	40.01	2.04		27,744	1.97	(d)	1.97	(d)	(1.40	)(d)	20
Year ended 04/30/19	38.15	(0.57)	5.25	4.68	(3.62)	39.21	13.98		28,217	1.98		1.98		(1.46)		48
Year ended 04/30/18	32.84	(0.51)	7.64	7.13	(1.82)	38.15	22.02		39,954	2.02		2.03		(1.38)		47
Year ended 04/30/17	27.80	(0.42)	7.83	7.41	(2.37)	32.84	27.85		29,930	2.18		2.18		(1.40)		49
Year ended 04/30/16	32.53	(0.45)	(1.76)	(2.21)	(2.52)	27.80	(7.53)		27,898	2.14		2.14		(1.45)		46
Year ended 04/30/15	33.22	(0.56)	5.15	4.59	(5.28)	32.53	14.40		30,645	2.15		2.15		(1.64)		67
Class Y
Six months ended 10/31/19	50.55	(0.10)	1.38	1.28	–	51.83	2.53		39,243	0.97	(d)	0.97	(d)	(0.40	)(d)	20
Year ended 04/30/19	47.62	(0.22)	6.77	6.55	(3.62)	50.55	15.16		32,658	0.98		0.98		(0.46)		48
Year ended 04/30/18	40.21	(0.18)	9.41	9.23	(1.82)	47.62	23.22		27,364	1.02		1.03		(0.38)		47
Year ended 04/30/17	33.24	(0.14)	9.48	9.34	(2.37)	40.21	29.13		17,205	1.18		1.18		(0.40)		49
Year ended 04/30/16	38.04	(0.17)	(2.11)	(2.28)	(2.52)	33.24	(6.61)		9,256	1.14		1.14		(0.45)		46
Year ended 04/30/15	37.67	(0.25)	5.90	5.65	(5.28)	38.04	15.58		9,013	1.15		1.15		(0.64)		67
Investor Class
Six months ended 10/31/19	49.44	(0.15)	1.35	1.20	–	50.64	2.43	(e)	470,471	1.18	(d)(e)	1.18	(d)(e)	(0.61	)(d)(e)	20
Year ended 04/30/19	46.71	(0.28)	6.63	6.35	(3.62)	49.44	15.02	(e)	475,857	1.11	(e)	1.11	(e)	(0.59	)(e)	48
Year ended 04/30/18	39.53	(0.25)	9.25	9.00	(1.82)	46.71	23.03	(e)	447,456	1.19	(e)	1.20	(e)	(0.55	)(e)	47
Year ended 04/30/17	32.78	(0.21)	9.33	9.12	(2.37)	39.53	28.86	(e)	384,283	1.35	(e)	1.35	(e)	(0.57	)(e)	49
Year ended 04/30/16	37.60	(0.22)	(2.08)	(2.30)	(2.52)	32.78	(6.73	)(e)	330,298	1.30	(e)	1.30	(e)	(0.61	)(e)	46
Year ended 04/30/15	37.34	(0.31)	5.85	5.54	(5.28)	37.60	15.41	(e)	383,681	1.30	(e)	1.30	(e)	(0.78	)(e)	67
Class R5
Six months ended 10/31/19	59.18	(0.07)	1.61	1.54	–	60.72	2.60		279	0.82	(d)	0.82	(d)	(0.25	)(d)	20
Year ended 04/30/19	55.03	(0.16)	7.93	7.77	(3.62)	59.18	15.34		263	0.81		0.81		(0.29)		48
Year ended 04/30/18	46.14	(0.11)	10.82	10.71	(1.82)	55.03	23.44		163	0.85		0.85		(0.21)		47
Year ended 04/30/17	37.74	(0.05)	10.82	10.77	(2.37)	46.14	29.45		132	0.92		0.92		(0.14)		49
Year ended 04/30/16	42.75	(0.08)	(2.41)	(2.49)	(2.52)	37.74	(6.36)		465	0.87		0.87		(0.18)		46
Year ended 04/30/15	41.63	(0.16)	6.56	6.40	(5.28)	42.75	15.91		965	0.87		0.87		(0.36)		67
Class R6
Six months ended 10/31/19	59.20	(0.06)	1.61	1.55	–	60.75	2.62		584	0.79	(d)	0.79	(d)	(0.22	)(d)	20
Year ended 04/30/19	55.04	(0.15)	7.93	7.78	(3.62)	59.20	15.36		483	0.80		0.80		(0.28)		48
Year ended 04/30/18	46.14	(0.11)	10.83	10.72	(1.82)	55.04	23.47		42	0.85		0.85		(0.21)		47
Year ended 04/30/17(f)	44.75	(0.00)	1.39	1.39	–	46.14	3.10		10	0.89	(g)	0.89	(g)	(0.11	)(g)	49

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $433,809, $27,313, $33,537, $463,371 , $265 and $529 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.21%, 0.13%, 0.17%, 0.17% 0.16% and 0.15% for the six months ending October 31, 2019 and years ended April 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Technology Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

12                      Invesco Technology Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

13                      Invesco Technology Fund

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or nonroutine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $7,150.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $35,368 in front-end sales commissions from the sale of Class A shares and $0 and $1,691 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $1,481 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14                      Invesco Technology Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$929,831,644	$46,026,850	$–	$975,858,494
Money Market Funds	21,119,508	–	–	21,119,508
Total Investments	$950,951,152	$46,026,850	$–	$996,978,002

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended October 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $2,124,915, which resulted in net realized gains of $1,254,733.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,081.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $188,117,480 and $193,813,106, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

15                      Invesco Technology Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$446,996,641

Aggregate unrealized (depreciation) of investments	(2,573,778)

Net unrealized appreciation of investments	$444,422,863

Cost of investments for tax purposes is $552,555,139.

NOTE 10–Share Information

		Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	400,542	$19,794,147	1,165,594	$57,202,175

Class C	92,073	3,573,292	304,477	12,186,625

Class Y	233,844	11,725,302	345,911	17,105,926

Investor Class	123,195	6,014,694	352,388	17,112,863

Class R5	266	15,233	1,638	92,014

Class R6	1,654	101,008	7,888	384,606

Issued as reinvestment of dividends:

Class A	-	-	669,047	28,086,552

Class C	-	-	115,840	3,849,363

Class Y	-	-	57,091	2,436,631

Investor Class	-	-	774,274	32,333,688

Class R5	-	-	268	13,395

Class R6	-	-	41	2,057

Automatic conversion of Class C shares to Class A shares:

Class A	21,149	1,048,306	374,011	16,430,312

Class C	(26,859)	(1,048,306)	(472,845)	(16,430,312)

Reacquired:

Class A	(595,871)	(29,303,197)	(1,324,107)	(62,896,413)

Class C	(91,290)	(3,532,756)	(275,231)	(10,534,562)

Class Y	(122,736)	(6,156,941)	(331,510)	(15,071,297)

Investor Class	(457,827)	(22,401,634)	(1,079,268)	(50,765,506)

Class R5	(104)	(6,201)	(436)	(26,403)

Class R6	(189)	(11,279)	(544)	(29,349)

Net increase (decrease) in share activity	(422,153)	$(20,188,332)	684,527	$31,482,365

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Technology Sector Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

16                      Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (05/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,024.00	$6.23	$1,019.06	$6.21	1.22%
Class C	1,000.00	1,020.40	10.03	1,015.27	10.01	1.97
Class Y	1,000.00	1,025.30	4.95	1,020.32	4.94	0.97
Investor Class	1,000.00	1,024.50	6.02	1,019.26	6.01	1.18
Class R5	1,000.00	1,026.20	4.19	1,021.07	4.18	0.82
Class R6	1,000.00	1,026.50	4.04	1,021.22	4.02	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Technology Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Technology Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Technology Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Technology Fund

20                      Invesco Technology Fund

21                      Invesco Technology Fund

22

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	I-TEC-SAR-1

Semiannual Report to Shareholders	October 31, 2019

Invesco Technology Sector Fund
Nasdaq:
A: IFOAX ∎ C: IFOCX ∎ Y: IFODX

2	Letters to Shareholders
3	Fund Performance
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Technology Sector Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.29%
Class C Shares	2.01
Class Y Shares	2.46
Nasdaq Composite Index▼ (Broad Market/Style-Specific Index)	3.00
Lipper Science & Technology Funds Index⬛ (Peer Group Index)	0.79

Source(s): ▼Bloomberg LP.; ⬛Lipper Inc.

The Nasdaq Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Technology Sector Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	6.07%
10 Years	11.51
5 Years	11.03
1 Year	8.34

Class C Shares

Inception (7/28/97)	5.98%
10 Years	11.31
5 Years	11.46
1 Year	12.88

Class Y Shares

Inception (7/28/97)	6.59%
10 Years	12.41
5 Years	12.55
1 Year	14.96

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	5.91%
10 Years	10.74
5 Years	10.76
1 Year	–7.66

Class C Shares

Inception (7/28/97)	5.82%
10 Years	10.56
5 Years	11.21
1 Year	–3.79

Class Y Shares

Inception (7/28/97)	6.43%
10 Years	11.65
5 Years	12.30
1 Year	–2.01

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C and Class Y shares was 1.28%, 2.03% and 1.03%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Technology Sector Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-99.56%
Alternative Carriers-2.55%
Intelsat S.A.(b)	98,393	$2,498,198

Application Software-5.14%

Adobe, Inc.(b)	3,886	1,080,036

salesforce.com, inc.(b)	16,484	2,579,581

Splunk, Inc.(b)	11,354	1,362,026

		5,021,643

Consumer Electronics-1.73%
Sony Corp. (Japan)	27,700	1,687,844

Data Processing & Outsourced Services-8.67%

Fidelity National Information Services, Inc.	5,820	766,843

Fiserv, Inc.(b)	13,943	1,479,910

Mastercard, Inc., Class A	6,173	1,708,748

PayPal Holdings, Inc.(b)	14,388	1,497,791

Visa, Inc., Class A	16,900	3,022,734

		8,476,026

Health Care Equipment-5.02%

Abbott Laboratories	15,327	1,281,490

Boston Scientific Corp.(b)	29,349	1,223,853

Intuitive Surgical, Inc.(b)	1,505	832,190

Teleflex, Inc.	4,536	1,575,852

		4,913,385

Interactive Home Entertainment-9.68%

Activision Blizzard, Inc.	53,488	2,996,933

Electronic Arts, Inc.(b)	13,526	1,303,906

Nintendo Co., Ltd. (Japan)	8,300	2,960,436

Sea Ltd., ADR (Taiwan)(b)	46,067	1,370,954

Take-Two Interactive Software, Inc.(b)	6,919	832,702

		9,464,931

Interactive Media & Services-12.76%

Alphabet, Inc., Class A(b)	4,213	5,303,324

Alphabet, Inc., Class C(b)	862	1,086,215

Facebook, Inc., Class A(b)	25,751	4,935,179

Match Group, Inc.(c)	15,853	1,157,111

		12,481,829

Internet & Direct Marketing Retail-14.07%

Alibaba Group Holding Ltd., ADR (China)(b)	27,396	4,840,051

Amazon.com, Inc.(b)	4,413	7,840,401

Booking Holdings, Inc.(b)	525	1,075,604

		13,756,056

Life Sciences Tools & Services-6.08%
10X Genomics, Inc., Class A(b)	9,896	573,968

	Shares	Value

Life Sciences Tools & Services-(continued)

Illumina, Inc.(b)	10,291	$3,041,196

IQVIA Holdings, Inc.(b)	8,359	1,207,207

Thermo Fisher Scientific, Inc.	3,724	1,124,574

		5,946,945

Managed Health Care-0.24%

UnitedHealth Group, Inc.	919	232,231

Movies & Entertainment-1.49%
Netflix, Inc.(b)	5,073	1,458,031

Semiconductor Equipment-5.11%
Applied Materials, Inc.	55,911	3,033,731

ASML Holding N.V., New York Shares (Netherlands)	7,483	1,960,321

		4,994,052

Semiconductors-11.84%

Broadcom, Inc.	13,029	3,815,543

NVIDIA Corp.	6,072	1,220,593

QUALCOMM, Inc.	24,259	1,951,394

Semtech Corp.(b)	47,204	2,381,914

Silicon Motion Technology Corp., ADR (Taiwan)	52,410	2,203,841

		11,573,285

Systems Software-9.45%

Microsoft Corp.	43,281	6,205,197

Palo Alto Networks, Inc.(b)	5,924	1,347,058

ServiceNow, Inc.(b)	6,810	1,683,841

		9,236,096

Technology Hardware, Storage & Peripherals-5.38%

Apple, Inc.	21,163	5,264,508

Trucking-0.35%

Lyft, Inc., Class A(b)	8,265	342,502

Total Common Stocks & Other Equity Interests (Cost $55,907,187)		97,347,562

Money Market Funds-0.79%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	272,636	272,636

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	194,696	194,774

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	311,584	311,584

Total Money Market Funds (Cost $778,975)		778,994

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.35% (Cost $56,686,162)		98,126,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Technology Sector Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.90%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)(e)	575,740	$575,740

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)(e)	303,362	303,484

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $879,219)		879,224

TOTAL INVESTMENTS IN SECURITIES–101.25% (Cost $57,565,381)		99,005,780

OTHER ASSETS LESS LIABILITIES-(1.25)%		(1,226,073)

NET ASSETS–100.00%		$97,779,707

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Information Technology	45.59%

Communication Services	26.48

Consumer Discretionary	15.80

Health Care	11.34

Industrials	0.35

Money Market Funds Plus Other Assets Less Liabilities	0.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Technology Sector Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $55,907,187)*	$97,347,562

Investments in affiliated money market funds, at value (Cost $1,658,194)	1,658,218

Foreign currencies, at value (Cost $299)	301

Receivable for:
Investments sold	402,225

Dividends	33,389

Fund shares sold	21,373

Investment for trustee deferred compensation and retirement plans	36,956

Other assets	25,839

Total assets	99,525,863

Liabilities:
Payable for:
Investments purchased	607,229

Fund shares reacquired	51,356

Collateral upon return of securities loaned	879,219

Accrued fees to affiliates	76,005

Accrued trustees’ and officers’ fees and benefits	713

Accrued other operating expenses	91,982

Trustee deferred compensation and retirement plans	39,652

Total liabilities	1,746,156

Net assets applicable to shares outstanding	$97,779,707

Net assets consist of:
Shares of beneficial interest	$47,426,417

Distributable earnings	50,353,290

$97,779,707

Net Assets:
Class A	$92,413,135

Class C	$1,137,321

Class Y	$4,229,251

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,632,200

Class C	54,546

Class Y	156,360

Class A:
Net asset value per share	$25.44

Maximum offering price per share (Net asset value of $25.44 ÷ 94.50%)	$26.92

Class C:
Net asset value and offering price per share	$20.85

Class Y:
Net asset value and offering price per share	$27.05

* At October 31, 2019, securities with an aggregate value of $861,461 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Technology Sector Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $2,498)	$245,829

Dividends from affiliated money market funds (includes securities lending income of $16,681)	27,550

Total investment income	273,379

Expenses:

Advisory fees	326,029

Administrative services fees	6,666

Custodian fees	3,775

Distribution fees:
Class A	114,815

Class C	5,127

Transfer agent fees- A, C and Y	76,010

Trustees’ and officers’ fees and benefits	8,297

Registration and filing fees	18,307

Reports to shareholders	18,002

Professional services fees	24,586

Other	5,607

Total expenses	607,221

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(822)

Net expenses	606,399

Net investment income (loss)	(333,020)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $114,692)	4,093,419

Foreign currencies	2,595

4,096,014

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,640,510)

Foreign currencies	(2,142)

(1,642,652)

Net realized and unrealized gain	2,453,362

Net increase in net assets resulting from operations	$2,120,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:
Net investment income (loss)	$(333,020)	$(793,423)

Net realized gain	4,096,014	9,342,879

Change in net unrealized appreciation (depreciation)	(1,642,652)	4,830,784

Net increase in net assets resulting from operations	2,120,342	13,380,240

Distributions to shareholders from distributable earnings:
Class A	–	(6,004,053)

Class C	–	(675,683)

Class Y	–	(300,931)

Total distributions from distributable earnings	–	(6,980,667)

Share transactions-net:
Class A	(5,570,964)	3,403,836

Class C	(193,171)	(6,301,314)

Class Y	(182,303)	388,433

Net increase (decrease) in net assets resulting from share transactions	(5,946,438)	(2,509,045)

Net increase (decrease) in net assets	(3,826,096)	3,890,528

Net assets:

Beginning of period	101,605,803	97,715,275

End of period	$97,779,707	$101,605,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Sector Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$24.87	$(0.09)	$0.66	$ 0.57	$ –	$25.44	2.29%		$92,413	1.25	%(d)	1.25	%(d)	(0.69	)%(d)	20%
Year ended 04/30/19	23.49	(0.18)	3.30	3.12	(1.74)	24.87	14.65		95,986	1.28		1.28		(0.77)		44
Year ended 04/30/18	19.53	(0.15)	4.61	4.46	(0.50)	23.49	22.99		85,929	1.33		1.33		(0.69)		46
Year ended 04/30/17	15.58	(0.16)	4.54	4.38	(0.43)	19.53	28.52		78,058	1.67		1.67		(0.90)		49
Year ended 04/30/16	16.73	(0.15)	(1.00)	(1.15)	–	15.58	(6.87)		70,256	1.58		1.58		(0.89)		44
Year ended 04/30/15	14.49	(0.17)	2.41	2.24	–	16.73	15.46		86,451	1.58		1.58		(1.07)		66
Class C
Six months ended 10/31/19	20.44	(0.13)	0.54	0.41	–	20.85	2.01	(e)	1,137	1.81	(d)(e)	1.81	(d)(e)	(1.25	)(d)(e)	20
Year ended 04/30/19	19.77	(0.31)	2.72	2.41	(1.74)	20.44	13.79		1,309	2.03		2.03		(1.52)		44
Year ended 04/30/18	16.64	(0.27)	3.90	3.63	(0.50)	19.77	21.98	(e)	8,087	2.07	(e)	2.07	(e)	(1.43	)(e)	46
Year ended 04/30/17	13.42	(0.24)	3.89	3.65	(0.43)	16.64	27.66	(e)	7,635	2.39	(e)	2.39	(e)	(1.62	)(e)	49
Year ended 04/30/16	14.52	(0.24)	(0.86)	(1.10)	–	13.42	(7.58)		6,759	2.33		2.33		(1.64)		44
Year ended 04/30/15	12.67	(0.25)	2.10	1.85	–	14.52	14.60	(e)	8,087	2.32	(e)	2.32	(e)	(1.81	)(e)	66
Class Y
Six months ended 10/31/19	26.40	(0.06)	0.71	0.65	–	27.05	2.46		4,229	1.00	(d)	1.00	(d)	(0.44	)(d)	20
Year ended 04/30/19	24.77	(0.13)	3.50	3.37	(1.74)	26.40	14.91		4,310	1.03		1.03		(0.52)		44
Year ended 04/30/18	20.53	(0.10)	4.84	4.74	(0.50)	24.77	23.23		3,699	1.08		1.08		(0.44)		46
Year ended 04/30/17	16.32	(0.12)	4.76	4.64	(0.43)	20.53	28.82		2,291	1.42		1.42		(0.65)		49
Year ended 04/30/16	17.49	(0.11)	(1.06)	(1.17)	–	16.32	(6.69)		1,299	1.33		1.33		(0.64)		44
Year ended 04/30/15	15.10	(0.14)	2.53	2.39	–	17.49	15.83		909	1.33		1.33		(0.82)		66

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $91,339, $1,262 and $4,192 for Class A, Class C and Class Y, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.81%, 0.99%, 0.97% and 0.99% for the six months ended October 31, 2019, and for the years ended April 30, 2018, 2017 and 2015, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Sector Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of three different classes of shares: Class A, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Technology Sector Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be

12                      Invesco Technology Sector Fund

purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.670%
Next $2.5 billion	0.645%
Over $3 billion	0.620%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, and Class Y shares to 2.00%, 2.75%, and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate

13                      Invesco Technology Sector Fund

on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $553.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the six-month period ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $322 in front-end sales commissions from the sale of Class A shares and $0 and $29 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $275 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$92,699,282	$4,648,280	$–	$97,347,562
Money Market Funds	1,658,218	–	–	1,658,218
Total Investments	$94,357,500	$4,648,280	$–	$99,005,780

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each

14                      Invesco Technology Sector Fund

transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended October 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $200,037, which resulted in net realized gains of $114,892.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $269.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $18,739,671 and $23,005,874, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$41,365,210
Aggregate unrealized (depreciation) of investments	(265,957)
Net unrealized appreciation of investments	$41,099,253

Cost of investments for tax purposes is $57,906,527.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	11,770	$289,533	181,758	$ 4,345,007
Class C	4,710	95,308	14,852	291,493
Class Y	13,645	357,412	61,164	1,592,764

15                      Invesco Technology Sector Fund

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	-	$-	251,334	$5,288,077

Class C	-	-	35,448	615,010

Class Y	-	-	10,134	226,194

Automatic conversion of Class C shares to Class A shares:

Class A	10,486	259,360	286,777	6,295,142

Class C	(12,784)	(259,360)	(348,198)	(6,295,142)

Reacquired:

Class A	(249,817)	(6,119,857)	(518,544)	(12,524,390)

Class C	(1,437)	(29,119)	(47,017)	(912,675)

Class Y	(20,526)	(539,715)	(57,370)	(1,430,525)

Net increase (decrease) in share activity	(243,953)	$(5,946,438)	(129,662)	$(2,509,045)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 68% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Technology Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

16                      Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$1,022.90	$6.36	$1,018.85	$6.34	1.25%
Class C	1,000.00	1,020.10	9.19	1,016.04	9.17	1.81
Class Y	1,000.00	1,024.60	5.09	1,020.11	5.08	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Technology Sector Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Technology Sector Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Technology Sector Fund

group. The Board noted that the term

“contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Technology Sector Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	MS-TECH-SAR-1

Semiannual Report to Shareholders	October 31, 2019

Invesco Value Opportunities Fund
Nasdaq:
A: VVOAX ∎ C: VVOCX ∎ R: VVORX ∎ Y: VVOIX ∎ R5: VVONX ∎ R6: VVOSX

2	Letters to Shareholders

3	Fund Performance

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

18	Approval of Investment Advisory and Sub-Advisory Contracts

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Value Opportunities Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, April 30, 2019 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.35%

Class C Shares	-3.66

Class R Shares	-3.47

Class Y Shares	-3.19

Class R5 Shares	-3.09

Class R6 Shares	-3.08

S&P 500 Index▼ (Broad Market Index)	4.16

S&P 1500 Value Index▼ (Style-Specific Index)	4.90

Lipper Multi-Cap Value Funds Index⬛ (Peer Group Index)	1.26

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 1500 Value Index tracks the performance of US large-, mid- and small-cap value stocks.

    The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Value Opportunities Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges
Class A Shares
Inception (6/25/01)	4.85%
10 Years	8.18
5 Years	2.91
1 Year	0.96

Class C Shares
Inception (6/25/01)	4.76%
10 Years	8.04
5 Years	3.34
1 Year	5.21

Class R Shares
10 Years	8.54%
5 Years	3.82
1 Year	6.60

Class Y Shares
Inception (3/23/05)	5.17%
10 Years	9.06
5 Years	4.34
1 Year	7.11

Class R5 Shares
10 Years	9.22
5 Years	4.49
1 Year	7.33

Class R6 Shares
10 Years	8.93%
5 Years	4.32
1 Year	7.32

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of In-vesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/25/01)	4.70%
10 Years	7.66
5 Years	2.36
1 Year	-10.96

Class C Shares
Inception (6/25/01)	4.60%
10 Years	7.52
5 Years	2.80
1 Year	-7.20

Class R Shares
10 Years	8.00%
5 Years	3.28
1 Year	-5.94

Class Y Shares
Inception (3/23/05)	4.97%
10 Years	8.54
5 Years	3.79
1 Year	-5.50

Class R5 Shares
10 Years	8.67%
5 Years	3.94
1 Year	-5.38

Class R6 Shares
10 Years	8.38%
5 Years	3.76
1 Year	-5.31

includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.22%, 1.93%, 1.47%, 0.97%, 0.85% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Value Opportunities Fund

Schedule of Investments(a)

October 31, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–95.82%

Advertising–0.19%

Interpublic Group of Cos., Inc. (The)	31,000	$674,250

Omnicom Group, Inc.	8,655	668,079
		1,342,329

Agricultural & Farm Machinery–2.44%

AGCO Corp.	219,504	16,833,762

Auto Parts & Equipment–4.91%

Dana, Inc.	1,086,068	17,626,884
Delphi Technologies PLC	1,333,830	16,286,064
		33,912,948

Building Products–8.60%

Masco Corp.	604,136	27,941,290
Owens Corning	514,800	31,546,944
		59,488,234

Construction & Engineering–5.05%

AECOM(b)	714,473	28,586,065
Fluor Corp.	394,800	6,360,228
		34,946,293

Consumer Finance–1.10%

SLM Corp.	899,500	7,591,780

Distributors–4.07%

LKQ Corp.(b)	828,400	28,157,316

Diversified Banks–5.41%

Bank of America Corp.	383,294	11,985,603
Citigroup, Inc.	325,321	23,377,567
JPMorgan Chase & Co.	16,105	2,011,837
		37,375,007

Diversified Chemicals–4.24%

Chemours Co. (The)	614,575	10,085,176
Huntsman Corp.	867,700	19,202,201
		29,287,377

Electronic Manufacturing Services–3.44%

Flex Ltd.(b)	2,024,280	23,785,290

Environmental & Facilities Services–1.58%

Stericycle, Inc.(b)	190,068	10,947,917

Health Care Distributors–2.15%

McKesson Corp.	111,700	14,856,100

Health Care Facilities–2.04%

Brookdale Senior Living, Inc.(b)	1,918,485	14,100,865

	Shares	Value
Health Care Services–1.50%

Cigna Corp.	58,000	$10,350,680

Homebuilding–0.24%

D.R. Horton, Inc.	31,600	1,654,892

Hotels, Resorts & Cruise Lines–0.33%

Norwegian Cruise Line Holdings Ltd.(b)	44,500	2,258,820

Household Products–3.08%

Spectrum Brands Holdings, Inc.	423,471	21,262,479

Industrial Conglomerates–3.59%

Carlisle Cos., Inc.	163,200	24,850,464

Industrial Machinery–0.53%

Timken Co. (The)	75,200	3,684,800

Investment Banking & Brokerage–2.93%

Goldman Sachs Group, Inc. (The)	94,900	20,249,762

Life & Health Insurance–0.05%

MetLife, Inc.	8,000	374,320

Managed Health Care–2.19%

Anthem, Inc.	56,200	15,122,296

Metal & Glass Containers–4.68%

Crown Holdings, Inc.(b)	444,200	32,355,528

Oil & Gas Exploration & Production–7.75%

Apache Corp.	122,000	2,642,520
Diamondback Energy, Inc.	146,000	12,520,960
Noble Energy, Inc.	670,300	12,909,978
Parsley Energy, Inc., Class A	798,300	12,621,123
Pioneer Natural Resources Co.	104,600	12,867,892
		53,562,473

Oil & Gas Refining & Marketing–2.61%

Marathon Petroleum Corp.	281,800	18,021,110

Other Diversified Financial Services–1.97%

AXA Equitable Holdings, Inc.	632,000	13,651,200

Paper Packaging–3.78%

Sealed Air Corp.	625,900	26,143,843

Pharmaceuticals–3.21%

Mylan N.V.(b)	827,500	15,846,625
Novartis AG (Switzerland)	72,900	6,368,373
		22,214,998

Steel–2.37%

Allegheny Technologies, Inc.(b)	781,321	16,415,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Value Opportunities Fund

	Shares	Value
Systems Software–3.30%

Oracle Corp.	419,200	$22,842,208

Thrifts & Mortgage Finance–6.49%

MGIC Investment Corp.	1,942,616	26,633,265

Radian Group, Inc.	725,449	18,208,770
		44,842,035

Total Common Stocks & Other Equity Interests (Cost $637,154,531)		662,482,680

Money Market Funds–3.16%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	7,648,739	7,648,739

	Shares	Value

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	5,462,994	$5,465,180

Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	8,741,417	8,741,416

Total Money Market Funds (Cost $21,853,747)		21,855,335

TOTAL INVESTMENTS IN SECURITIES–98.98% (Cost $659,008,278)		684,338,015

OTHER ASSETS LESS LIABILITIES–1.02%		7,082,942

NET ASSETS–100.00%		$691,420,957

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2019

Industrials	21.79%

Financials	17.95

Materials	15.07

Health Care	11.09

Energy	10.36

Consumer Discretionary	9.55

Information Technology	6.74

Consumer Staples	3.08

Communication Services	0.19

Money Market Funds Plus Other Assets Less Liabilities	4.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Value Opportunities Fund

Statement of Assets and Liabilities

October 31, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $637,154,531)	$662,482,680

Investments in affiliated money market funds, at value (Cost $21,853,747)	21,855,335

Foreign currencies, at value (Cost $606)	651

Receivable for:
Investments sold	8,222,902

Dividends	453,059

Fund shares sold	155,082

Investment for trustee deferred compensation and retirement plans	497,367

Other assets	44,642

Total assets	693,711,718

Liabilities:

Payable for:
Fund shares reacquired	791,351

Accrued fees to affiliates	895,432

Accrued trustees’ and officers’ fees and benefits	1,459

Accrued other operating expenses	63,984

Trustee deferred compensation and retirement plans	538,535

Total liabilities	2,290,761

Net assets applicable to shares outstanding	$691,420,957

Net assets consist of:

Shares of beneficial interest	$658,147,519

Distributable earnings	33,273,438

$691,420,957

Net Assets:

Class A	$601,507,167

Class C	$14,375,493

Class R	$9,267,348

Class Y	$34,179,156

Class R5	$723,006

Class R6	$31,368,787

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	48,472,994

Class C	1,240,809

Class R	756,614

Class Y	2,745,543

Class R5	57,617

Class R6	2,496,060

Class A:
Net asset value per share	$12.41

Maximum offering price per share (Net asset value of $12.41 ÷ 94.50%)	$13.13

Class C:
Net asset value and offering price per share	$11.59

Class R:
Net asset value and offering price per share	$12.25

Class Y:
Net asset value and offering price per share	$12.45

Class R5:
Net asset value and offering price per share	$12.55

Class R6:
Net asset value and offering price per share	$12.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Value Opportunities Fund

Statement of Operations

For the six months ended October 31, 2019

(Unaudited)

Investment income:

Dividends	$4,184,445

Dividends from affiliated money market funds	285,585

Total investment income	4,470,030

Expenses:

Advisory fees	2,331,605

Administrative services fees	50,178

Custodian fees	1,053

Distribution fees:

Class A	752,873

Class C	62,183

Class R	24,402

Transfer agent fees– A, C, R and Y	830,240

Transfer agent fees – R5	703

Transfer agent fees – R6	3,301

Trustees’ and officers’ fees and benefits	11,657

Registration and filing fees	48,720

Reports to shareholders	10,604

Professional services fees	17,379

Other	13,162

Total expenses	4,158,060

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(23,337)

Net expenses	4,134,723

Net investment income	335,307

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(1,417,098)

Foreign currencies	(3,149)

(1,420,247)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(25,802,318)

Foreign currencies	12,878

(25,789,440)

Net realized and unrealized gain (loss)	(27,209,687)

Net increase (decrease) in net assets resulting from operations	$(26,874,380)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the six months ended October 31, 2019 and the year ended April 30, 2019

(Unaudited)

	October 31, 2019	April 30, 2019

Operations:

Net investment income (loss)	$335,307	$(9,990)

Net realized gain (loss)	(1,420,247)	53,175,770

Change in net unrealized appreciation (depreciation)	(25,789,440)	(28,833,478)

Net increase (decrease) in net assets resulting from operations	(26,874,380)	24,332,302

Distributions to shareholders from distributable earnings:

Class A	–	(68,727,018)

Class C	–	(7,256,248)

Class R	–	(1,393,943)

Class Y	–	(4,210,458)

Class R5	–	(267,250)

Class R6	–	(3,356,878)

Total distributions from distributable earnings	–	(85,211,795)

Share transactions-net:

Class A	(33,929,492)	41,564,681

Class C	(1,979,676)	(41,578,892)

Class R	(1,172,787)	(905,036)

Class Y	(1,927,135)	1,018,691

Class R5	(1,364,096)	(43,992)

Class R6	(289,445)	6,374,257

Net increase (decrease) in net assets resulting from share transactions	(40,662,631)	6,429,709

Net increase (decrease) in net assets	(67,537,011)	(54,449,784)

Net assets:

Beginning of period	758,957,968	813,407,752

End of period	$691,420,957	$758,957,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Value Opportunities Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 10/31/19	$12.84	$ 0.00	$(0.43	)(d)	$(0.43)	$ –	$ –	$ –	$12.41	(3.35	)%(d)	$601,507	1.22	%(e)	1.22	%(e)	0.07	%(e)	12%
Year ended 04/30/19	14.24	0.00	0.18		0.18	–	(1.58)	(1.58)	12.84	3.58		658,685	1.21		1.21		0.02		51
Year ended 04/30/18	13.50	0.01	1.48		1.49	–	(0.75)	(0.75)	14.24	10.87		662,211	1.21		1.21		0.04		30
Year ended 04/30/17	11.60	0.01	2.05		2.06	(0.02)	(0.14)	(0.16)	13.50	17.81		645,216	1.26		1.27		0.07		33
Year ended 04/30/16	14.45	0.02	(1.08)		(1.06)	(0.13)	(1.66)	(1.79)	11.60	(6.93)		622,026	1.25		1.25		0.17		38
Year ended 04/30/15	14.24	0.13	0.33		0.46	(0.25)	–	(0.25)	14.45	3.29		754,084	1.22		1.23		0.88		64
Class C
Six months ended 10/31/19	12.02	(0.03)	(0.40	)(d)	(0.43)	–	–	–	11.59	(3.58	)(d)	14,375	1.80	(e)(f)	1.80	(e)(f)	(0.51	)(e)	12
Year ended 04/30/19	13.54	(0.09)	0.15		0.06	–	(1.58)	(1.58)	12.02	2.83	(f)	17,027	1.92	(f)	1.92	(f)	(0.69	)(f)	51
Year ended 04/30/18	12.96	(0.09)	1.42		1.33	–	(0.75)	(0.75)	13.54	10.07	(f)	68,174	1.91	(f)	1.91	(f)	(0.66	)(f)	30
Year ended 04/30/17	11.20	(0.08)	1.98		1.90	–	(0.14)	(0.14)	12.96	17.00	(f)	82,590	1.97	(f)	1.98	(f)	(0.64	)(f)	33
Year ended 04/30/16	14.07	(0.07)	(1.05)		(1.12)	(0.09)	(1.66)	(1.75)	11.20	(7.57	)(f)	79,538	1.97	(f)	1.97	(f)	(0.55	)(f)	38
Year ended 04/30/15	13.87	0.02	0.33		0.35	(0.15)	–	(0.15)	14.07	2.53	(f)	99,994	1.95	(f)	1.96	(f)	0.15	(f)	64
Class R
Six months ended 10/31/19	12.69	(0.01)	(0.43	)(d)	(0.44)	–	–	–	12.25	(3.47	)(d)	9,267	1.47	(e)	1.47	(e)	(0.18	)(e)	12
Year ended 04/30/19	14.13	(0.03)	0.17		0.14	–	(1.58)	(1.58)	12.69	3.32		10,898	1.46		1.46		(0.23)		51
Year ended 04/30/18	13.43	(0.03)	1.48		1.45	–	(0.75)	(0.75)	14.13	10.63		12,955	1.46		1.46		(0.21)		30
Year ended 04/30/17	11.55	(0.02)	2.04		2.02	–	(0.14)	(0.14)	13.43	17.53		14,135	1.51		1.52		(0.18)		33
Year ended 04/30/16	14.41	(0.01)	(1.07)		(1.08)	(0.12)	(1.66)	(1.78)	11.55	(7.12)		16,119	1.50		1.50		(0.08)		38
Year ended 04/30/15	14.20	0.09	0.33		0.42	(0.21)	–	(0.21)	14.41	3.03		20,696	1.47		1.48		0.63		64
Class Y
Six months ended 10/31/19	12.86	0.02	(0.43	)(d)	(0.41)	–	–	–	12.45	(3.19	)(d)	34,179	0.97	(e)	0.97	(e)	0.32	(e)	12
Year ended 04/30/19	14.23	0.04	0.17		0.21	–	(1.58)	(1.58)	12.86	3.80		37,469	0.96		0.96		0.27		51
Year ended 04/30/18	13.46	0.04	1.48		1.52	–	(0.75)	(0.75)	14.23	11.13		39,323	0.96		0.96		0.29		30
Year ended 04/30/17	11.56	0.04	2.06		2.10	(0.06)	(0.14)	(0.20)	13.46	18.17		46,105	1.01		1.02		0.32		33
Year ended 04/30/16	14.39	0.05	(1.08)		(1.03)	(0.14)	(1.66)	(1.80)	11.56	(6.71)		21,016	1.00		1.00		0.42		38
Year ended 04/30/15	14.21	0.16	0.33		0.49	(0.31)	–	(0.31)	14.39	3.55		22,295	0.97		0.98		1.13		64
Class R5
Six months ended 10/31/19	12.95	0.03	(0.43	)(d)	(0.40)	–	–	–	12.55	(3.09	)(d)	723	0.82	(e)	0.82	(e)	0.47	(e)	12
Year ended 04/30/19	14.29	0.05	0.19		0.24	–	(1.58)	(1.58)	12.95	4.01		2,212	0.84		0.84		0.39		51
Year ended 04/30/18	13.50	0.06	1.48		1.54	–	(0.75)	(0.75)	14.29	11.25		2,439	0.84		0.84		0.41		30
Year ended 04/30/17	11.60	0.06	2.06		2.12	(0.08)	(0.14)	(0.22)	13.50	18.30		2,456	0.85		0.86		0.48		33
Year ended 04/30/16	14.42	0.08	(1.09)		(1.01)	(0.15)	(1.66)	(1.81)	11.60	(6.56)		2,850	0.84		0.84		0.58		38
Year ended 04/30/15	14.25	0.19	0.33		0.52	(0.35)	–	(0.35)	14.42	3.76		2,952	0.82		0.83		1.28		64
Class R6
Six months ended 10/31/19	12.97	0.03	(0.43	)(d)	(0.40)	–	–	–	12.57	(3.08	)(d)	31,369	0.74	(e)	0.74	(e)	0.55	(e)	12
Year ended 04/30/19	14.31	0.06	0.18		0.24	–	(1.58)	(1.58)	12.97	4.00		32,666	0.79		0.79		0.44		51
Year ended 04/30/18	13.50	0.08	1.48		1.56	–	(0.75)	(0.75)	14.31	11.40		28,305	0.77		0.77		0.48		30
Year ended 04/30/17(g)	13.60	0.01	(0.11)		(0.10)	–	–	–	13.50	(0.74)		10	0.76	(h)	0.76	(h)	0.57	(h)	33

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.51), $(0.48), $(0.51), $(0.51), $(0.51) and $(0.51) for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Total returns would have been lower.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $599,224, $14,823, $9,710, $34,158, $1,398 and $30,667 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.83%, 0.96%, 0.95%, 0.97%, 0.97% and 0.98% for the six months ended October 31, 2019 and the years ended April 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(g)	Commencement date of April 04, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Opportunities Fund

Notes to Financial Statements

October 31, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

11                      Invesco Value Opportunities Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

12                      Invesco Value Opportunities Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $1.5 billion	0.620%

Next $2.5 billion	0.595%

Next $2.5 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the six months ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended October 31, 2019, the Adviser waived advisory fees of $15,290.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

13                      Invesco Value Opportunities Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $24,371 in front-end sales commissions from the sale of Class A shares and $212 and $305 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended October 31, 2019, the Fund incurred $2,968 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$656,114,307	$6,368,373	$–	$662,482,680

Money Market Funds	21,855,335	–	–	21,855,335

Total Investments	$677,969,642	$6,368,373	$–	$684,338,015

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended October 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $2,027,302, which resulted in net realized gains of $873,263.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,047.

14                      Invesco Value Opportunities Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of April 30, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $77,237,769 and $112,831,279, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$106,472,074

Aggregate unrealized (depreciation) of investments	(85,588,170)

Net unrealized appreciation of investments	$20,883,904

Cost of investments for tax purposes is $663,454,111.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	1,126,279	$ 13,465,451	2,997,323	$ 38,539,069

Class C	78,390	876,001	261,349	3,284,811

Class R	40,797	487,138	84,122	1,110,544

Class Y	305,464	3,720,771	1,098,977	13,944,039

Class R5	2,587	31,825	20,827	293,122

Class R6	404,398	4,889,582	811,481	10,686,666

15                      Invesco Value Opportunities Fund

	Summary of Share Activity

	Six months ended October 31, 2019(a)		Year ended April 30, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	-	$-	6,168,261	$65,568,617

Class C	-	-	682,635	6,812,768

Class R	-	-	132,621	1,393,851

Class Y	-	-	363,569	3,868,374

Class R5	-	-	24,915	266,591

Class R6	-	-	308,054	3,302,335

Automatic conversion of Class C shares to Class A shares:

Class A	78,490	939,850	3,463,765	40,606,720

Class C	(83,951)	(939,850)	(3,690,780)	(40,606,720)

Reacquired:

Class A	(4,036,162)	(48,334,793)	(7,830,091)	(103,149,725)

Class C	(169,668)	(1,915,827)	(871,075)	(11,069,751)

Class R	(143,129)	(1,659,925)	(274,956)	(3,409,431)

Class Y	(472,667)	(5,647,906)	(1,313,108)	(16,793,722)

Class R5	(115,799)	(1,395,921)	(45,550)	(603,705)

Class R6	(426,698)	(5,179,027)	(579,271)	(7,614,744)

Net increase (decrease) in share activity	(3,411,669)	$(40,662,631)	1,813,068	$6,429,709

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16                      Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (05/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$966.50	$6.03	$1,019.00	$6.19	1.22%
Class C	1,000.00	964.20	8.89	1,016.09	9.12	1.80
Class R	1,000.00	965.30	7.26	1,017.75	7.46	1.47
Class Y	1,000.00	968.10	4.80	1,020.26	4.93	0.97
Class R5	1,000.00	969.10	4.06	1,021.01	4.17	0.82
Class R6	1,000.00	969.20	3.66	1,021.42	3.76	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17                      Invesco Value Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of Invesco Value Opportunities Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub–Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub–Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

18                      Invesco Value Opportunities Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                      Invesco Value Opportunities Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-VOPP-SAR-1

Shareholder Report for the Four Months Ended 10/31/2019

Invesco

Oppenheimer

Gold & Special

Minerals Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Gold & Special Minerals Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI World Index
6-Month	30.81%	23.61%	3.55%
1-Year	43.32	35.48	12.69
5-Year	11.33	10.08	7.58
10-Year	-1.68	-2.23	9.48

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and

3      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Northern Star Resources Ltd.	5.3%
Barrick Gold Corp.	5.2
Newmont Goldcorp Corp.	5.1
Evolution Mining Ltd.	4.5
Kirkland Lake Gold Ltd.	4.5
Ivanhoe Mines Ltd., Cl. A	3.7
Agnico Eagle Mines Ltd.	3.6
B2Gold Corp.	3.0
AngloGold Ashanti Ltd., Sponsored ADR	3.0
Gold Fields Ltd., Sponsored ADR	2.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

REGIONAL ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

5      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	30.81%	43.32%	11.33%	-1.68%
Class C (OGMCX)	11/1/95	30.35	42.23	10.50	-2.41
Class R (OGMNX)	3/1/01	30.70	42.91	11.05	-1.95
Class Y (OGMYX)	9/7/10	31.01	43.65	11.62	-5.73[1]
Class R5 (IOGYX)[2]	5/24/19	31.01	43.55	11.36	-1.66[1]
Class R6 (OGMIX)[3]	10/26/12	31.09	43.85	11.80	-6.18[1]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	23.61%	35.48%	10.08%	-2.23%
Class C (OGMCX)	11/1/95	29.35	41.23	10.50	-2.41
Class R (OGMNX)	3/1/01	30.70	42.91	11.05	-1.95
Class Y (OGMYX)	9/7/10	31.01	43.65	11.62	-5.73[1]
Class R5 (IOGYX)[2]	5/24/19	31.01	43.55	11.36	-1.66[1]
Class R6 (OGMIX)[3]	10/26/12	31.09	43.85	11.80	-6.18[1]

1. Shows performance since inception.

2. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

3. Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

6      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,308.10	$6.81
Class C	1,000.00	1,303.50	11.16
Class R	1,000.00	1,307.00	8.26
Class Y	1,000.00	1,310.10	5.35
Class R5	1,000.00	1,310.10	4.05
Class R6	1,000.00	1,310.90	4.36

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.25	5.96
Class C	1,000.00	1,015.48	9.77
Class R	1,000.00	1,018.00	7.23
Class Y	1,000.00	1,020.51	4.68
Class R5	1,000.00	1,021.11	4.07
Class R6	1,000.00	1,021.37	3.82

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.92
Class R	1.42
Class Y	0.92
Class R5	0.80
Class R6	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

9      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS October 31, 2019 Unaudited

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—0.0%
Internet & Catalog Retail—0.0%
Artemis Gold, Inc.[1]	394,000	$349,996
Industrials—1.6%
Commercial Services & Supplies—0.0%
Tomra Systems ASA	20,000	538,486
Electrical Equipment—0.9%
GrafTech International Ltd.	900,000	10,872,000
Machinery—0.7%
Sandvik AB	515,000	9,090,984
Materials—97.5%
Metals & Mining—97.5%
Adventus Mining Corp.[1]	2,000,000	1,579,227
Agnico Eagle Mines Ltd.	739,000	45,426,330
Alacer Gold Corp.[1]	6,720,000	33,265,811
Alamos Gold, Inc., Cl. A	2,195,000	11,940,800
AMG Advanced Metallurgical Group NV	367,000	9,062,007
AngloGold Ashanti Ltd., Sponsored ADR	1,723,000	38,043,840
Argonaut Gold, Inc.[1]	900,000	1,469,137
Auryn Resources, Inc.[1]	300,000	444,000
B2Gold Corp.[1]	10,870,000	38,153,700
Barrick Gold Corp.	3,831,470	66,514,321
Bellevue Gold Ltd.[1]	11,708,772	4,445,839
Bushveld Minerals Ltd.[1]	7,400,000	2,108,092
Centerra Gold, Inc.[1]	2,236,000	19,064,824
Continental Gold, Inc.[1]	5,570,000	17,761,749
Dacian Gold Ltd.[1,2]	11,540,000	11,876,445
Dundee Precious Metals, Inc.[1]	2,100,000	7,318,351
Eldorado Gold Corp.[1]	2,780,702	23,413,511
Endeavour Mining Corp.[1]	1,099,000	19,900,653
ERO Copper Corp.[1]	1,168,000	14,596,675
Evolution Mining Ltd.	20,033,732	57,878,824
Ferroglobe plc[1]	1,320,000	816,024

	Shares	Value
Metals & Mining (Continued)
First Quantum Minerals Ltd.	2,716,200	$22,952,931
Franco-Nevada Corp.	204,000	19,781,880
Fresnillo plc	590,000	5,435,017
Ganfeng Lithium Co. Ltd., Cl. H3	4,400,000	7,992,048
Gold Fields Ltd., Sponsored ADR	5,790,000	35,782,200
Gold Road Resources Ltd.[1]	18,162,220	14,365,980
Golden Star Resources Ltd.[1]	5,115,532	17,392,809
Gran Colombia Gold Corp.[1]	140,000	536,785
Great Bear Resources Ltd.[1]	10,000	53,071
Harmony Gold Mining Co. Ltd., ADR[1]	4,120,000	14,337,600
Highland Gold Mining Ltd.	3,285,000	8,702,560
Independence Group NL	1,890,000	8,281,705
Ivanhoe Mines Ltd., Cl. A1	18,930,000	46,998,026
K92 Mining, Inc.[1]	8,220,000	14,042,214
Kirkland Lake Gold Ltd.	1,216,367	57,119,656
Koza Altin Isletmeleri AS1	1,582,028	19,463,702
Largo Resources Ltd.[1]	1,590,000	1,593,501
Liberty Gold Corp.[1]	867,000	599,021
Lion One Metals Ltd.[1]	781,500	551,815
Lundin Gold, Inc.[1]	2,279,600	13,673,100
Maverix Metals, Inc.[1]	555,000	2,127,971
Metals X Ltd.[1]	3,190,000	372,111
New Century Resources Ltd.[1]	7,110,000	1,829,613
Newcrest Mining Ltd.	90,147	1,968,861
Newmont Goldcorp Corp.	1,651,923	65,630,901
Nickel Mines Ltd.[1]	14,300,000	6,295,110
Northern Star Resources Ltd.	9,940,562	68,157,397

11      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Novo Resources Corp.[1]	900,000	$1,797,130
Oceangold Corp.[4]	90,000	216,276
Oceangold Corp.[4]	4,320,000	10,364,589
Osino Resources Corp.[1]	1,440,000	819,983
Osisko Gold Royalties Ltd.	1,108,000	10,902,720
Pan American Silver Corp.	611,000	10,417,550
Pantoro Ltd.[1]	15,100,000	1,721,783
Perenti Global Ltd.	65,634	102,831
Pilbara Minerals Ltd.[1]	6,210,000	1,375,544
Polymetal International plc	1,246,000	20,452,254
Polyus PJSC, GDR[4]	339,000	19,956,833
Polyus PJSC, GDR[4]	2,000	116,573
Pretium Resources, Inc.[1]	777,000	7,828,403
Ramelius Resources Ltd.	8,170,000	7,185,038
Real Gold Mining Ltd.[1]	10,400,000	0
Red 5 Ltd.[1]	7,100,000	1,364,755
Resolute Mining Ltd.[1]	11,650,000	9,939,750
Roxgold, Inc.[1]	6,010,000	4,426,164
Royal Gold, Inc.	124,000	14,314,560
Royal Nickel Corp.[1]	18,850,000	5,510,022
Saracen Mineral Holdings Ltd.[1]	7,750,000	20,344,502
SEMAFO, Inc.[1]	4,730,000	15,262,698
Shandong Gold Mining Co. Ltd., Cl. H3	6,800,000	16,292,711
Sibanye Gold Ltd., Sponsored ADR[1]	2,790,000	21,343,500
Silver Lake Resources Ltd.[1]	14,980,000	12,106,879
SilverCrest Metals, Inc.[1]	2,370,000	13,585,529
SolGold plc[1]	19,400,000	5,290,901
SSR Mining, Inc.[1]	1,086,000	16,061,940
Teranga Gold Corp.[1]	1,510,000	6,110,622

	Shares	Value
Metals & Mining (Continued)
TMAC Resources, Inc.[1]	1,360,000	$4,202,566
Torex Gold Resources, Inc.[1]	1,311,800	19,192,458
Trevali Mining Corp.[1]	23,149,500	3,603,103
Turquoise Hill Resources Ltd.[1]	1,100,000	459,360
Wallbridge Mining Co. Ltd.[1]	100,000	45,934
Wesdome Gold Mines Ltd.[1]	5,145,100	31,446,401
Westgold Resources Ltd.[1]	11,688,294	19,203,700
Wheaton Precious Metals Corp.	659,000	18,498,130
Zhaojin Mining Industry Co. Ltd., Cl. H	10,150,000	11,434,635
		1,244,416,072
Total Common Stocks
(Cost $902,151,383)		1,265,267,538
	Units
Rights, Warrants and Certificates—0.0%
Pan American Silver Corp., Exp. 2/22/29[1]	2,300,100	0
Royal Nickel Corp., Exp. 9/21/21[1]	2,500,000	265,735
Total Rights, Warrants and Certificates
(Cost $0)		265,735
	Shares
Investment Company—1.1%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[5] (Cost $13,749,804)	13,749,804	13,749,804
Total Investments, at Value (Cost $915,901,187)	100.2%	1,279,283,077
Net Other Assets (Liabilities)	(0.2)	(3,132,013)

Net Assets	100.0%	$1,276,151,064

12      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Schedule of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2019	Gross Additions	Gross Reductions	Shares October 31, 2019
Common Stock
Metals & Mining
Dacian Gold Ltd.	10,990,000	550,000	—	11,540,000
Wesdome Gold Mines Ltd.[a]	7,285,100	40,000	2,180,000	5,145,100

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Metals & Mining
Dacian Gold Ltd.	$11,876,445	$—	$—	$7,406,487
Wesdome Gold Mines Ltd.[a]	—[a]	—	8,152,303	5,296,811

Total	$11,876,445	$—	$8,152,303	$12,703,298

a. This security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $24,284,759, which represented 1.90% of the Fund’s Net Assets.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$573,617,613	44.8%
Australia	264,688,433	20.7
United States	157,511,045	12.3
South Africa	109,507,140	8.6
Russia	49,228,220	3.9
China	35,719,394	2.8
Zambia	22,952,931	1.8
Ivory Coast	19,900,653	1.6
Turkey	19,463,702	1.5
Sweden	9,090,984	0.7
Netherlands	9,062,007	0.7
Mexico	5,435,017	0.4
United Kingdom	2,108,092	0.2
Norway	538,486	0.0
Mongolia	459,360	0.0

Total	$1,279,283,077	100.0%

13      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at October 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
Agnico Eagle Mines Ltd. Call	USD 65.000	2/21/20	USD (1)	USD 6,500	$178,961	$(291,500)
AngloGold Ashanti Ltd. Call	USD 24.000	1/17/20	USD (1)	USD 2,400	118,961	(115,000)
Endeavour Mining Corp. Put	CAD 17.000	1/17/20	CAD (1)	CAD 1,700	86,197	(20,879)
Endeavour Mining Corp. Put	CAD 21.000	4/17/20	CAD (1)	CAD 2,100	140,501	(121,479)
First Quantum Minerals Ltd. Put	CAD 9.000	4/17/20	CAD (1)	CAD 900	84,822	(50,110)
Franco-Nevada Corp. Put	USD 85.000	4/17/20	USD (1)	USD 8,500	279,000	(230,000)
Royal Gold, Inc. Put	USD 110.000	1/17/20	USD (1)	USD 11,000	270,181	(390,000)
Sibanye Stillwater Put	USD 7.500	4/17/20	USD (1)	USD 750	128,161	(107,500)
Torex Gold Resources, Inc. Call	CAD 19.000	1/17/20	CAD (1)	CAD 1,900	96,467	(130,970)
Torex Gold Resources, Inc. Put	CAD 15.000	4/17/20	CAD (1)	CAD 1,500	109,255	(58,841)

Total Exchange-Traded Options Written					$1,492,506	$(1,516,279)

Glossary:

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar

Definition
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Consolidated Financial Statements.

14      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2019 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $884,973,389)	$1,253,656,828
Affiliated companies (cost $30,927,798)	25,626,249

1,279,283,077
Cash	503,665
Cash—foreign currencies (cost $3,773,846)	3,750,672
Receivables and other assets:
Investments sold	2,688,920
Shares of beneficial interest sold	2,357,591
Dividends	1,058,966
Other	356,976

Total assets	1,289,999,867
Liabilities
Options written, at value (premiums received $1,492,506)	1,516,279
Payables and other liabilities:
Investments purchased	8,091,294
Shares of beneficial interest redeemed	2,753,074
Transfer and shareholder servicing agent fees	796,328
Distribution and service plan fees	242,476
Trustees’ compensation	140,877
Shareholder communications	98,796
Advisory fees	22,312
Administration fees	485
Other	186,882

Total liabilities	13,848,803
Net Assets	$1,276,151,064

Composition of Net Assets
Shares of beneficial interest	$2,434,193,350
Total accumulated loss	(1,158,042,286)

Net Assets	$1,276,151,064

15      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $603,561,536 and 31,233,172 shares of beneficial interest outstanding)	$19.32
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$20.44

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,047,754 and 5,267,294 shares of beneficial interest outstanding)	$17.48

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $123,819,841 and 6,748,432 shares of beneficial interest outstanding)	$18.35

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$295,280,104 and 15,260,474 shares of beneficial interest outstanding)	$19.35

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,120 and 678 shares of beneficial interest outstanding)	$19.35

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $161,428,709 and 8,268,143 shares of beneficial interest outstanding)	$19.52

See accompanying Notes to Consolidated Financial Statements.

16      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS

	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $187,625 and $317,592, respectively)	$4,036,411	$10,186,954
Affiliated companies	178,198	434,939
Interest	—	2,438

Total investment income	4,214,609	10,624,331
Expenses
Advisory fees	2,702,094	6,293,628
Administration fees	58,728	11,908
Distribution and service plan fees:
Class A	474,068	1,044,821
Class C	313,144	1,055,246
Class R	204,362	503,164
Transfer and shareholder servicing agent fees:
Class A	545,704	886,327
Class C	86,741	214,323
Class R	113,216	204,556
Class Y	255,944	337,157
Class R5	4	1
Class R6	16,467	31,096
Shareholder communications:
Class A	28,510	34,058
Class C	4,518	8,726
Class R	5,902	5,101
Class Y	13,410	13,274
Class R5	1	0
Class R6	7,455	5,233
Custodian fees and expenses	30,862	85,916
Trustees’ compensation	11,065	26,363
Borrowing fees	—	23,851
Other	55,753	147,116

Total expenses	4,927,948	10,931,865
Less waivers and reimbursements of expenses	(215,507)	(101,241)

Net expenses	4,712,441	10,830,624
Net Investment Loss	(497,832)	(206,293)

17      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$25,059,096	$(17,006,596)
Affiliated companies	8,152,303	(5,031,778)
Option contracts written	2,204,536	2,495,362
Foreign currency transactions	(23,851)	(94,789)

Net realized gain (loss)	35,392,084	(19,637,801)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	39,997,067	147,803,063
Affiliated companies	12,703,298	14,326,680
Translation of assets and liabilities denominated in foreign currencies	(20,179)	(374)
Option contracts written	419,892	(651,009)

Net change in unrealized appreciation/(depreciation)	53,100,078	161,478,360
Net Increase in Net Assets Resulting from Operations	$87,994,330	$141,634,266

See accompanying Notes to Consolidated Financial Statements.

18      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF CHANGES IN NET ASSETS

	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018
Operations
Net investment loss	$(497,832)	$(206,293)	$(4,698,053)
Net realized gain (loss)	35,392,084	(19,637,801)	17,357,410
Net change in unrealized appreciation/(depreciation)	53,100,078	161,478,360	(31,991,535)

Net increase (decrease) in net assets resulting from operations	87,994,330	141,634,266	(19,332,178)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	—	—	(15,015,096)
Class B	—	—	(12,596)
Class C	—	—	(3,055,344)
Class R	—	—	(3,538,235)
Class Y	—	—	(4,678,986)
Class R5	—	—	—
Class R6	—	—	(2,554,953)

Total distributions from distributable earnings	—	—	(28,855,210)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	28,541,256	(21,157,820)	(56,120,555)
Class B	—	—	(2,841,055)
Class C	(3,766,428)	(45,910,870)	(10,261,568)
Class R	1,118,211	(15,199,193)	(16,322,727)
Class Y	47,132,253	50,764,653	2,019,862
Class R5	—	10,000	—
Class R6	16,280,325	10,483,870	31,655,578
Total beneficial interest transactions	89,305,617	(21,009,360)	(51,870,465)
Net Assets
Total increase (decrease)	177,299,947	120,624,906	(100,057,853)
Beginning of period	1,098,851,117	978,226,211	1,078,284,064

End of period	$1,276,151,064	$1,098,851,117	$978,226,211

See accompanying Notes to Consolidated Financial Statements.

19      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$17.87	$15.51	$16.28	$19.82	$12.63	$19.89
Income (loss) from investment operations:
Net investment loss[1]	(0.01)	0.00[2]	(0.06)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.46	2.36	(0.25)	(2.40)	7.25	(6.91)
Total from investment operations	1.45	2.36	(0.31)	(2.49)	7.19	(6.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.46)	(1.05)	0.00	(0.29)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.02)
Total dividends and/or distributions to shareholders	0.00	0.00	(0.46)	(1.05)	0.00	(0.31)
Net asset value, end of period	$19.32	$17.87	$15.51	$16.28	$19.82	$12.63

Total Return, at Net Asset Value[3]	8.11%	15.22%	(1.88)%	(12.12)%	56.93%	(34.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,562	$532,925	$490,065	$570,847	$793,452	$499,903
Average net assets (in thousands)	$586,615	$436,791	$534,962	$671,123	$501,940	$630,815
Ratios to average net assets:[4]
Net investment loss	(0.15)%	0.00%[5]	(0.39)%	(0.48)%	(0.44)%	(0.29)%
Expenses excluding specific expenses listed below	1.22%	1.18%	1.17%	1.16%	1.18%	1.22%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.22%	1.18%	1.17%	1.16%	1.18%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.17%	1.16%	1.15%	1.17%	1.16%
Portfolio turnover rate[7]	19%	35%	44%	65%	69%	79%

20      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	1.22%
Year Ended June 30, 2019	1.18%
Year Ended June 30, 2018	1.17%
Year Ended June 30, 2017	1.16%
Year Ended June 30, 2016	1.18%
Year Ended June 30, 2015	1.22%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

21      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$16.20	$14.17	$14.91	$18.26	$11.73	$18.44
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.10)	(0.17)	(0.20)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	1.33	2.13	(0.22)	(2.21)	6.67	(6.37)
Total from investment operations	1.28	2.03	(0.39)	(2.41)	6.53	(6.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.35)	(0.94)	0.00	(0.18)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	0.00	(0.35)	(0.94)	0.00	(0.19)
Net asset value, end of period	$17.48	$16.20	$14.17	$14.91	$18.26	$11.73

Total Return, at Net Asset Value[2]	7.90%	14.33%	(2.62)%	(12.80)%	55.67%	(35.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,048	$88,904	$121,350	$138,114	$179,529	$122,325
Average net assets (in thousands)	$93,122	$105,744	$131,364	$156,883	$115,882	$157,102
Ratios to average net assets:[3]
Net investment loss	(0.90)%	(0.76)%	(1.15)%	(1.22)%	(1.19)%	(1.05)%
Expenses excluding specific expenses listed below	1.98%	1.93%	1.93%	1.92%	1.94%	1.98%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.98%	1.93%	1.93%	1.92%	1.94%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.92%	1.92%	1.91%	1.93%	1.92%
Portfolio turnover rate[6]	19%	35%	44%	65%	69%	79%

22      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	1.98%
Year Ended June 30, 2019	1.93%
Year Ended June 30, 2018	1.93%
Year Ended June 30, 2017	1.92%
Year Ended June 30, 2016	1.94%
Year Ended June 30, 2015	1.98%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

23      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$16.98	$14.77	$15.54	$18.98	$12.12	$19.11
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.04)	(0.10)	(0.12)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	1.39	2.25	(0.25)	(2.31)	6.95	(6.63)
Total from investment operations	1.37	2.21	(0.35)	(2.43)	6.86	(6.71)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.42)	(1.01)	0.00	(0.27)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	0.00	(0.42)	(1.01)	0.00	(0.28)
Net asset value, end of period	$18.35	$16.98	$14.77	$15.54	$18.98	$12.12

Total Return, at Net Asset Value[2]	8.07%	14.96%	(2.23)%	(12.34)%	56.60%	(35.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,820	$113,589	$114,608	$136,979	$176,396	$102,624
Average net assets (in thousands)	$121,651	$100,857	$128,644	$158,070	$108,402	$123,329
Ratios to average net assets:[3]
Net investment loss	(0.40)%	(0.25)%	(0.65)%	(0.73)%	(0.70)%	(0.54)%
Expenses excluding specific expenses listed below	1.48%	1.43%	1.43%	1.42%	1.43%	1.48%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.48%	1.43%	1.43%	1.42%	1.43%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.42%	1.42%	1.41%	1.42%	1.42%
Portfolio turnover rate[6]	19%	35%	44%	65%	69%	79%

24      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	1.48%
Year Ended June 30, 2019	1.43%
Year Ended June 30, 2018	1.43%
Year Ended June 30, 2017	1.42%
Year Ended June 30, 2016	1.43%
Year Ended June 30, 2015	1.48%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

25      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$17.88	$15.48	$16.26	$19.81	$12.59	$19.85
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.04	(0.02)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.46	2.36	(0.25)	(2.41)	7.24	(6.90)
Total from investment operations	1.47	2.40	(0.27)	(2.46)	7.22	(6.91)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.51)	(1.09)	0.00	(0.34)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	0.00	(0.51)	(1.09)	0.00	(0.35)
Net asset value, end of period	$19.35	$17.88	$15.48	$16.26	$19.81	$12.59

Total Return, at Net Asset Value[2]	8.22%	15.50%	(1.65)%	(11.91)%	57.35%	(34.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$295,280	$229,569	$147,282	$152,334	$146,710	$102,438
Average net assets (in thousands)	$275,508	$165,432	$154,822	$140,430	$101,745	$128,207
Ratios to average net assets:[3]
Net investment income (loss)	0.10%	0.24%	(0.15)%	(0.28)%	(0.19)%	(0.04)%
Expenses excluding specific expenses listed below	0.98%	0.93%	0.93%	0.92%	0.94%	0.98%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.98%	0.93%	0.93%	0.92%	0.94%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.91%	0.93%	0.92%
Portfolio turnover rate[6]	19%	35%	44%	65%	69%	79%

26      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	0.98%
Year Ended June 30, 2019	0.93%
Year Ended June 30, 2018	0.93%
Year Ended June 30, 2017	0.92%
Year Ended June 30, 2016	0.94%
Year Ended June 30, 2015	0.98%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

27      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Four Months Ended October 31, 2019 (Unaudited)	Period Ended June 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$17.87	$14.75
Income (loss) from investment operations:
Net investment income[2]	0.01	0.01
Net realized and unrealized gain	1.47	3.11
Total from investment operations	1.48	3.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Tax return of capital distribution	0.00	0.00
Total dividends and/or distributions to shareholders	0.00	0.00
Net asset value, end of period	$19.35	$17.87

Total Return, at Net Asset Value[3]	8.28%	21.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13	$12
Average net assets (in thousands)	$13	$11
Ratios to average net assets:[4]
Net investment income	0.21%	0.35%
Expenses excluding specific expenses listed below	0.81%	0.80%
Interest and fees from borrowings	0.00%	0.00%
Total expenses[5]	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%
Portfolio turnover rate[6]	19%	35%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	0.81%
Period Ended June 30, 2019	0.80%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

28      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class R6	Four Months Ended October 31, 2019 (Unaudited)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$18.03	$15.58	$16.37	$19.94	$12.65	$19.96
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.06	0.00[2]	(0.02)	(0.00)[2]	0.02
Net realized and unrealized gain (loss)	1.47	2.39	(0.26)	(2.42)	7.29	(6.94)
Total from investment operations	1.49	2.45	(0.26)	(2.44)	7.29	(6.92)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.53)	(1.13)	0.00	(0.38)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	0.00	0.00	(0.53)	(1.13)	0.00	(0.39)
Net asset value, end of period	$19.52	$18.03	$15.58	$16.37	$19.94	$12.65

Total Return, at Net Asset Value[3]	8.26%	15.73%	(1.53)%	(11.75)%	57.63%	(34.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,429	$133,853	$104,921	$77,158	$69,889	$39,359
Average net assets (in thousands)	$153,327	$103,114	$89,461	$69,428	$40,868	$44,106
Ratios to average net assets:[4]
Net investment income (loss)	0.28%	0.41%	0.02%	(0.09)%	(0.02)%	0.16%
Expenses excluding specific expenses listed below	0.75%	0.76%	0.75%	0.73%	0.75%	0.78%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.75%	0.76%	0.75%	0.73%	0.75%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[7]	0.75%	0.75%[7]	0.73%[7]	0.74%	0.72%
Portfolio turnover rate[8]	19%	35%	44%	65%	69%	79%

29      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Four Months Ended October 31, 2019	0.75%
Year Ended June 30, 2019	0.76%
Year Ended June 30, 2018	0.75%
Year Ended June 30, 2017	0.73%
Year Ended June 30, 2016	0.75%
Year Ended June 30, 2015	0.78%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

30      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Gold & Special Minerals Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective July 31, 2019, the Fund’s fiscal year end changed from June 30 to April 30.

The Fund will seek to gain exposure to the commodity market through investments in the Invesco Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in gold bullion and other precious metals, Gold ETFs, commodity-linked derivatives related to gold or other special mineral (including commodity futures, financial futures, options and swap contracts). The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

31      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty,

32      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on

33      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three

34      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of

35      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a

36      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

“swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

37      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1.0 billion	0.59
Next $2.0 billion	0.58
Next $4.0 billion	0.57
Over $10 billion	0.56

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the four months ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.65% annualized.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.17%, 1.92%, 1.42%, 0.92%, 0.80% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

38      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

For the four months ended October 31, 2019, the Adviser waived advisory fees of $8,774 and reimbursed fund expenses of $104,003, $19,180, $25,268, and $58,282 for Class A, Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the four months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the four months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the four months ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the four months ended October 31, 2019, IDI advised the Fund that IDI retained $40,180 in front-end sales

39      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

commissions from the sale of Class A shares and $21,847 and $1,167 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$349,996	$—	$—	$349,996
Industrials	10,872,000	9,629,470	—	20,501,470

40      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Materials	$869,192,369	$375,223,703	$—	$1,244,416,072
Rights, Warrants and Certificates	265,735	—	—	265,735
Investment Company	13,749,804	—	—	13,749,804

Total Assets	$894,429,904	$384,853,173	$—	$1,279,283,077

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(1,516,279)	$—	$(1,516,279)

Total Liabilities	$—	$(1,516,279)	$—	$(1,516,279)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Options written, at value	$1,516,279

41      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Effect of Derivative Investments for the Four Months Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$2,204,536

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$419,892

The table below summarizes the four months ended average notional value of options written during the period.

Equity Options Written
Average notional amount	$45,336,289
Average contracts	14,750

Note 6 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,932
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2019	53,880

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had

42      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the four months ended October 31, 2019 was $288,907,294 and $182,354,691, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$450,215,872
Aggregate unrealized (depreciation) of investments	(86,879,426)

Net unrealized appreciation of investments	$363,336,446

Cost of investments for tax purposes is $915,901,187.

43      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

	Four Months Ended October 31, 2019[1]		Year Ended June 30, 2019[2]		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	5,375,135	$103,738,911	9,458,270	$144,671,146	8,124,876	$131,219,591
Automatic conversion
Class C to Class A shares	182,543	3,479,844	—	—	—	—
Dividends and/or distributions reinvested	—	—	—	—	923,828	14,171,529
Redeemed	(4,151,021)	(78,677,499)	(11,237,201)	(165,828,966)	(12,501,998)	(201,511,675)

Net increase (decrease)	1,406,657	$28,541,256	(1,778,931)	$(21,157,820)	(3,453,294)	$(56,120,555)

Class B
Sold	—	$—	—	$—	1,933	$30,143
Dividends and/or distributions reinvested	—	—	—	—	806	11,726
Redeemed[3]	—	—	—	—	(190,342)	(2,882,924)

Net increase (decrease)	—	$—	—	$—	(187,603)	$(2,841,055)

Class C
Sold	637,576	$11,053,702	1,216,119	$16,312,847	1,588,420	$23,408,868
Dividends and/or distributions reinvested	—	—	—	—	202,287	2,846,178
Automatic conversion Class C to Class A shares	(201,707)	(3,479,844)	—	—	—	—
Redeemed	(656,937)	(11,340,286)	(4,294,484)	(62,223,717)	(2,486,030)	(36,516,614)

Net increase (decrease)	(221,068)	$(3,766,428)	(3,078,365)	$(45,910,870)	(695,323)	$(10,261,568)

44      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Four Months Ended October 31, 2019[1]		Year Ended June 30, 2019[2]		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R
Sold	1,291,943	$23,361,814	2,255,361	$31,565,148	2,961,901	$45,632,841
Dividends and/or distributions reinvested	—	—	—	—	222,740	3,260,909
Redeemed	(1,233,558)	(22,243,603)	(3,323,388)	(46,764,341)	(4,243,717)	(65,216,477)

Net increase (decrease)	58,385	$1,118,211	(1,068,027)	$(15,199,193)	(1,059,076)	$(16,322,727)

Class Y
Sold	4,927,339	$94,662,841	10,082,276	$149,305,227	5,766,922	$92,733,982
Dividends and/or distributions reinvested	—	—	—	—	260,683	3,985,837
Redeemed	(2,509,823)	(47,530,588)	(6,756,704)	(98,540,574)	(5,878,169)	(94,699,957)

Net increase (decrease)	2,417,516	$47,132,253	3,325,572	$50,764,653	149,436	$2,019,862

Class R5[4]
Sold	—	$—	678	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	678	$10,000	—	$—

Class R6
Sold	2,071,255	$39,872,782	5,773,319	$85,525,000	3,847,471	$61,147,391
Dividends and/or distributions reinvested	—	—	—	—	166,122	2,554,953
Redeemed	(1,228,736)	(23,592,457)	(5,082,586)	(75,041,130)	(1,992,793)	(32,046,766)

Net increase (decrease)	842,519	$16,280,325	690,733	$10,483,870	2,020,800	$31,655,578

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

45      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Commencement date after the close of business on May 24, 2019.

Note 10 – Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Gold & Special Minerals Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco Gold & Precious Metals Fund (the “Target Fund”) in exchange for shares of the Fund.

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

46      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund	reports and prospectuses
● Quarterly	statements
● Daily	confirmations
● Tax	forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

47      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INVESCO’S PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

48      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

49      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INVESCO’S PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

50      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

51      INVESCO OPPENHEIMER GOLD & SPECIAL MINERALS FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾  Fund reports and prospectuses

◾  Quarterly statements

◾  Daily confirmations

◾  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GSM-SAR-1 122719

Semiannual Report 10/31/2019

Invesco

Oppenheimer

Small Cap Value

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Small Cap Value Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Value Index
6-Month	-5.71%	-10.90%	-0.53%
1-Year	-2.98	-8.35	3.22
Since Inception (12/7/15)	3.47	1.99	9.00

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

AECOM	3.7%
Energizer Holdings, Inc.	3.6
Flex Ltd.	3.3
Crown Holdings, Inc.	3.2
Carpenter Technology Corp.	3.1
MGIC Investment Corp.	3.0
Owens Corning	3.0
LKQ Corp.	2.9
Sealed Air Corp.	2.9
CNO Financial Group, Inc.	2.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Thrifts & Mortgage Finance	7.7%
Machinery	7.4
Building Products	6.9
Construction & Engineering	6.3
Auto Components	6.2
Containers & Packaging	6.0
Household Products	6.0
Chemicals	5.4
Metals & Mining	5.2
Trading Companies & Distributors	4.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	6-Month	1-Year	Since Inception
Class A (OVSAX)	12/7/15	-5.71%	-2.98%	3.47%
Class C (OVSCX)	12/7/15	-5.95	-3.66	2.71
Class R (OVSRX)	12/7/15	-5.83	-3.23	3.22
Class Y (OVSYX)	12/7/15	-5.58	-2.72	3.72
Class R5 (IOSDX)[1]	5/24/19	-5.61	-2.88	3.50
Class R6 (OVSIX)[2]	12/7/15	-5.49	-2.67	3.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19
	Inception Date	6-Month	1-Year	Since Inception
Class A (OVSAX)	12/7/15	-10.90%	-8.35%	1.99%
Class C (OVSCX)	12/7/15	-6.89	-4.59	2.71
Class R (OVSRX)	12/7/15	-5.83	-3.23	3.22
Class Y (OVSYX)	12/7/15	-5.58	-2.72	3.72
Class R5 (IOSDX)[1]	5/24/19	-5.61	-2.88	3.50
Class R6 (OVSIX)[2]	12/7/15	-5.49	-2.67	3.81

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

5      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$ 1,000.00	$ 942.90	$ 6.12
Class C	1,000.00	940.50	9.81
Class R	1,000.00	941.70	7.35
Class Y	1,000.00	944.20	4.90
Class R5	1,000.00	943.90	4.17
Class R6	1,000.00	945.10	4.56

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.85	6.36
Class C	1,000.00	1,015.08	10.18
Class R	1,000.00	1,017.60	7.64
Class Y	1,000.00	1,020.11	5.09
Class R5	1,000.00	1,020.21	4.99
Class R6	1,000.00	1,020.46	4.73

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class R	1.50
Class Y	1.00
Class R5	0.98
Class R6	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

8      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS October 31, 2019 Unaudited

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—10.8%

Auto Components—6.2%

Dana, Inc.	50,456	$818,901

Delphi Technologies plc	58,889	719,035

Motorcar Parts of America, Inc.[1]	19,322	368,277

Visteon Corp.[1]	220	20,464

		1,926,677

Distributors—2.9%

LKQ Corp.[1]	26,383	896,758

Household Durables—1.7%

Ethan Allen Interiors, Inc.	9,653	190,261

TopBuild Corp.[1]	3,260	338,812

		529,073

Consumer Staples—6.0%

Household Products—6.0%

Energizer Holdings, Inc.	26,217	1,113,960

Spectrum Brands Holdings, Inc.	14,951	750,690

		1,864,650

Energy—5.9%

Energy Equipment & Services—1.8%

Forum Energy Technologies, Inc.[1]	9,662	11,208

Helix Energy Solutions Group, Inc.[1]	48,881	419,888

NexTier Oilfield Solutions, Inc.[1]	27,735	119,815

		550,911

Oil, Gas & Consumable Fuels—4.1%

Noble Energy, Inc.	16,153	311,107

Northern Oil & Gas, Inc.[1]	120,510	236,200

Parsley Energy, Inc., Cl. A	40,103	634,028

QEP Resources, Inc.	33,726	112,307

		1,293,642

Financials—14.9%

Capital Markets—0.9%

Greenhill & Co., Inc.	710	11,502

Stifel Financial Corp.	4,770	267,025

		278,527

	Shares	Value

Commercial Banks—2.6%

First Horizon National Corp.	51,243	$818,351

Consumer Finance—0.9%

SLM Corp.	31,853	268,839

Insurance—2.8%

CNO Financial Group, Inc.	54,897	859,138

Thrifts & Mortgage Finance—7.7%

Axos Financial, Inc.[1]	22,153	643,544

MGIC Investment Corp.	68,387	937,586

Radian Group, Inc.	31,887	800,364

		2,381,494

Health Care—6.4%

Health Care Providers & Services—4.2%

Brookdale Senior Living, Inc.[1]	108,137	794,807

Capital Senior Living Corp.[1]	23,912	98,278

McKesson Corp.	3,025	402,325

		1,295,410

Pharmaceuticals—2.2%

Mylan NV1	35,160	673,314

Industrials—30.8%

Building Products—6.9%

Builders FirstSource, Inc.[1]	24,766	559,959

JELD-WEN Holding, Inc.[1]	26,743	457,038

Masco Corp.	493	22,801

Masonite International Corp.[1]	1,291	79,280

Owens Corning	15,242	934,030

PGT Innovations, Inc.[1]	4,610	81,413

		2,134,521

Commercial Services & Supplies—2.4%

Stericycle, Inc.[1]	5,945	342,432

Team, Inc.[1]	21,756	395,089

		737,521

Construction & Engineering—6.3%

AECOM[1]	28,333	1,133,603

Fluor Corp.	19,516	314,403

Valmont Industries, Inc.	3,753	514,874

		1,962,880

10      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value

Industrial Conglomerates—2.3%

Carlisle Cos., Inc.	4,721	$718,867

Machinery—7.4%

AGCO Corp.	9,663	741,055

Astec Industries, Inc.	1,524	53,477

Hillenbrand, Inc.	15,000	461,850

REV Group, Inc.	34,665	431,233

Timken Co. (The)	12,410	608,090

		2,295,705

Professional Services—0.7%

ManpowerGroup, Inc.	168	15,275

Resources Connection, Inc.	12,618	184,854

TrueBlue, Inc.[1]	748	17,129

		217,258

Trading Companies & Distributors—4.8%

Beacon Roofing Supply, Inc.[1]	16,229	503,748

BMC Stock Holdings, Inc.[1]	2,963	79,971

DXP Enterprises, Inc.[1]	3,891	134,317

WESCO International, Inc.[1]	15,516	778,128

		1,496,164

Information Technology—5.8%

Electronic Equipment, Instruments, & Components—3.4%

Flex Ltd.[1]	86,984	1,022,062

Sanmina Corp.[1]	1,189	36,538

		1,058,600

Semiconductors & Semiconductor Equipment—2.4%

Kulicke & Soffa Industries, Inc.	30,871	733,032

	Shares	Value

Materials—16.6%

Chemicals—5.4%

Chemours Co. (The)	26,333	$432,125

Flotek Industries, Inc.[1]	44,052	84,139

Huntsman Corp.	35,884	794,113

Kraton Corp.[1]	15,715	352,330

		1,662,707

Containers & Packaging—6.0%

Crown Holdings, Inc.[1]	13,421	977,586

Sealed Air Corp.	21,368	892,541

		1,870,127

Metals & Mining—5.2%

Allegheny Technologies, Inc.[1]	32,082	674,043

Carpenter Technology Corp.	19,426	952,263

		1,626,306

Total Common Stocks (Cost $29,391,757)		30,150,472

Investment Company—2.9%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%[2] (Cost $910,055)	910,055	910,055

Total Investments, at Value (Cost $30,301,812)	100.1%	31,060,527

Net Other Assets (Liabilities)	(0.1)	(32,007)

Net Assets	100.0%	$31,028,520

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019 Unaudited

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $29,391,757)	$30,150,472
Affiliated companies (cost $910,055)	910,055

31,060,527
Cash	10,000
Receivables and other assets:
Investments sold	194,119
Shares of beneficial interest sold	15,543
Dividends	10,658
Other	12,470

Total assets	31,303,317

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	108,429
Investments purchased	101,152
Transfer and shareholder servicing agent fees	19,525
Distribution and service plan fees	9,481
Shareholder communications	8,959
Trustees’ compensation	1,233
Advisory fees	677
Administration fees	10
Other	25,331

Total liabilities	274,797

Net Assets	$31,028,520

Composition of Net Assets
Shares of beneficial interest	$33,439,837
Total accumulated loss	(2,411,317)

Net Assets	$31,028,520

12      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $19,896,231 and 1,871,708 shares of beneficial interest outstanding)	$10.63

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$11.25

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,348,729 and 412,240 shares of beneficial interest outstanding)	$10.55

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,013,590 and 471,506 shares of beneficial interest outstanding)	$10.63

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,727,827 and 162,363 shares of beneficial interest outstanding)	$10.64

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,280 and 967 shares of beneficial interest outstanding)	$10.63

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $31,863 and 2,995 shares of beneficial interest outstanding)	$10.64

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended October 31, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $344)	$317,382
Affiliated companies	9,374
Interest	561

Total investment income	327,317
Expenses
Advisory fees	125,553
Administration fees	1,912
Distribution and service plan fees:
Class A	24,567
Class C	24,066
Class R	12,036
Transfer and shareholder servicing agent fees:
Class A	39,719
Class C	9,327
Class R	9,470
Class Y	3,829
Class R5	3
Class R6	2
Shareholder communications:
Class A	6,147
Class C	1,473
Class R	1,552
Class Y	636
Class R5	3
Class R6	10
Registration fees	44,735
Legal, auditing and other professional fees	19,280
Trustees’ compensation	6,142
Custodian fees and expenses	1,990
Borrowing fees	118
Other	667

Total expenses	333,237
Less waivers, reimbursement of expenses and offset arrangement(s)	(112,830)

Net expenses	220,407
Net Investment Income	106,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions in unaffiliated companies	(1,117,981)
Net change in unrealized appreciation/(depreciation) on investment transactions	(1,004,160)
Net Decrease in Net Assets Resulting from Operations	$(2,015,231)

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019
Operations
Net investment income	$106,910	$241,855
Net realized gain (loss)	(1,117,981)	(1,791,220)
Net change in unrealized appreciation/(depreciation)	(1,004,160)	(353,329)

Net decrease in net assets resulting from operations	(2,015,231)	(1,902,694)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(100,946)	(771,702)
Class C	(6,086)	(186,018)
Class R	(17,849)	(163,630)
Class Y	(12,746)	(104,689)
Class R5	(62)	—
Class R6	(208)	(1,454)

Total distributions from distributable earnings	(137,897)	(1,227,493)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(202,917)	6,114,252
Class C	(1,104,264)	1,571,322
Class R	295,108	1,617,544
Class Y	(322,140)	883,055
Class R5	10,000	—
Class R6	171	(775)

Total beneficial interest transactions	(1,324,042)	10,185,398
Net Assets
Total increase (decrease)	(3,477,170)	7,055,211
Beginning of period	34,505,690	27,450,479

End of period	$31,028,520	$34,505,690

See accompanying Notes to Financial Statements.

15      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.33	$12.38	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.04	0.10	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.69)	(0.69)	0.36	2.04	0.10
Total from investment operations	(0.65)	(0.59)	0.43	2.10	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.11)	(0.04)	(0.07)	(0.04)
Distributions from net realized gain	0.00	(0.35)	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.05)	(0.46)	(0.18)	(0.07)	(0.04)
Net asset value, end of period	$10.63	$11.33	$12.38	$12.13	$10.10

Total Return, at Net Asset Value[4]	(5.71)%	(4.54)%	3.56%	20.87%	1.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,896	$21,433	$17,238	$27,101	$5,922
Average net assets (in thousands)	$20,129	$21,982	$22,295	$16,833	$5,052
Ratios to average net assets:[5]
Net investment income	0.81%	0.80%	0.54%	0.50%	0.98%
Expenses excluding specific expenses listed below	1.95%	1.67%	1.66%	1.69%	2.86%
Interest and fees from borrowings	0.00%6	0.00%6	0.00%6	0.00%	0.00%
Total expenses[7]	1.95%	1.67%	1.66%	1.69%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate[8]	116%	107%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.95%
Year Ended April 30, 2019	1.67%
Year Ended April 30, 2018	1.66%
Year Ended April 30, 2017	1.69%
Period Ended April 29, 2016	2.87%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Class C	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.23	$12.30	$12.10	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.00[4]	0.01	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.67)	(0.70)	0.37	2.06	0.13
Total from investment operations	(0.67)	(0.69)	0.34	2.02	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.03)	0.00	(0.01)	(0.02)
Distributions from net realized gain	0.00	(0.35)	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.01)	(0.38)	(0.14)	(0.01)	(0.02)
Net asset value, end of period	$10.55	$11.23	$12.30	$12.10	$10.09

Total Return, at Net Asset Value[5]	(5.95)%	(5.34)%	2.81%	20.01%	1.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,349	$5,822	$4,771	$4,885	$289
Average net assets (in thousands)	$4,779	$5,607	$4,476	$2,387	$123
Ratios to average net assets:[6]
Net investment income (loss)	0.05%	0.05%	(0.23)%	(0.31)%	(0.46)%
Expenses excluding specific expenses listed below	2.71%	2.45%	2.52%	2.52%	3.97%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	2.71%	2.45%	2.52%	2.52%	3.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	1.96%
Portfolio turnover rate[9]	116%	107%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	2.71%
Year Ended April 30, 2019	2.45%
Year Ended April 30, 2018	2.52%
Year Ended April 30, 2017	2.52%
Period Ended April 29, 2016	3.98%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]

Per Share Operating Data
Net asset value, beginning of period	$11.33	$12.38	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.03	0.07	0.03	0.02	(0.00)[4]
Net realized and unrealized gain (loss)	(0.69)	(0.69)	0.36	2.07	0.13
Total from investment operations	(0.66)	(0.62)	0.39	2.09	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.02)	(0.04)	(0.03)
Distributions from net realized gain	0.00	(0.35)	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.04)	(0.43)	(0.16)	(0.04)	(0.03)
Net asset value, end of period	$10.63	$11.33	$12.38	$12.15	$10.10

Total Return, at Net Asset Value[5]	(5.83)%	(4.77)%	3.21%	20.72%	1.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,014	$5,024	$3,804	$2,468	$205
Average net assets (in thousands)	$4,793	$4,478	$3,124	$1,124	$57
Ratios to average net assets:[6]
Net investment income (loss)	0.56%	0.55%	0.25%	0.21%	(0.03)%
Expenses excluding specific expenses listed below	2.21%	1.97%	2.04%	2.12%	3.71%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	2.21%	1.97%	2.04%	2.12%	3.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.45%
Portfolio turnover rate[9]	116%	107%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	2.21%
Year Ended April 30, 2019	1.97%
Year Ended April 30, 2018	2.04%
Year Ended April 30, 2017	2.12%
Period Ended April 29, 2016	3.72%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Class Y

Per Share Operating Data
Net asset value, beginning of period	$11.34	$12.40	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.06	0.13	0.10	0.08	0.05
Net realized and unrealized gain (loss)	(0.69)	(0.70)	0.36	2.06	0.09
Total from investment operations	(0.63)	(0.57)	0.46	2.14	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.14)	(0.07)	(0.09)	(0.04)
Distributions from net realized gain	0.00	(0.35)	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.49)	(0.21)	(0.09)	(0.04)
Net asset value, end of period	$10.64	$11.34	$12.40	$12.15	$10.10

Total Return, at Net Asset Value[4]	(5.58)%	(4.38)%	3.80%	21.31%	1.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,728	$2,193	$1,600	$2,454	$154
Average net assets (in thousands)	$1,949	$3,740	$1,706	$1,285	$137
Ratios to average net assets:[5]
Net investment income	1.05%	1.05%	0.80%	0.65%	1.14%
Expenses excluding specific expenses listed below	1.71%	1.40%	1.51%	1.45%	2.67%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.71%	1.40%	1.51%	1.45%	2.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[8]	116%	107%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.71%
Year Ended April 30, 2019	1.40%
Year Ended April 30, 2018	1.51%
Year Ended April 30, 2017	1.45%
Period Ended April 29, 2016	2.68%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019 (Unaudited) [1]
Per Share Operating Data
Net asset value, beginning of period	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized gain	0.30
Total from investment operations	0.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	(0.06)
Net asset value, end of period	$10.63

Total Return, at Net Asset Value[3]	3.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	1.05%
Expenses excluding specific expenses listed below	1.39%
Interest and fees from borrowings	0.00%
Total expenses[5]	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%
Portfolio turnover rate[6]	116%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	1.39%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Class R6	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.33	$12.39	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.06	0.13	0.11	0.11	0.04
Net realized and unrealized gain (loss)	(0.68)	(0.69)	0.36	2.03	0.11
Total from investment operations	(0.62)	(0.56)	0.47	2.14	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.15)	(0.07)	(0.11)	(0.05)
Distributions from net realized gain	0.00	(0.35)	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.50)	(0.21)	(0.11)	(0.05)
Net asset value, end of period	$10.64	$11.33	$12.39	$12.13	$10.10

Total Return, at Net Asset Value[4]	(5.49)%	(4.31)%	3.89%	21.30%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32	$34	$37	$12	$10
Average net assets (in thousands)	$32	$36	$18	$11	$9
Ratios to average net assets:[5]
Net investment income	1.12%	1.12%	0.88%	0.96%	0.98%
Expenses excluding specific expenses listed below	1.33%	1.27%	1.29%	1.38%	2.47%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.33%	1.27%	1.29%	1.38%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%	0.93%	0.93%	0.93%
Portfolio turnover rate[8]	116%	107%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2019	1.33%
Year Ended April 30, 2019	1.27%
Year Ended April 30, 2018	1.29%
Year Ended April 30, 2017	1.38%
Period Ended April 29, 2016	2.48%

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated a Oppenheimer Small Cap Value Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion in to Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

22      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies

23      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

24      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions are declared and paid quarterly, if any. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax

25      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

26      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Fee Schedule*
Up to $500 million	0.80%
Next $500 million	0.75
Next $4 billion	0.70
Over $5 billion	0.65

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

During the six months ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.79% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $17,656 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.25%, 2.00%, 1.50%, 1.00%, 0.98% and 0.93%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

During the six months ended October 31, 2019, the Adviser waived advisory fees of $446

27      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

and reimbursed fund expenses of $71,151, $16,885, $17,217, $6,962, $17 and $63 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class R, Class Y and Class R6 shares to 1.25%, 2.00%, 1.50% 1.00% and 0.93%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. During the six months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. During the six months ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded

28      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended October 31, 2019, IDI advised the Fund that IDI retained $5,142 in front-end sales commissions from the sale of Class A shares and $116 from Class C shares, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $1,857 in front–end sales commissions from the sale of Class A shares and $7 from Class C shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 4 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the period ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $89.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended October 31, 2019 was $35,959,435 and $38,088,250, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

30      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,481,950

Aggregate unrealized (depreciation) of investments	(1,723,235)

Net unrealized appreciation of investments	$758,715

Cost of investments for tax purposes is $30,301,812.

Note 8 – Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2019		Year Ended April 30, 2019
	Shares	Amount	Shares	Amount
Class A
Sold	204,252	$2,146,447	1,624,701	$19,742,029
Automatic Conversion	101,438	1,065,582	—	—
Class C to Class A Shares
Dividends and/or distributions reinvested	9,466	100,853	71,907	769,370
Redeemed	(335,791)	(3,515,799)	(1,196,688)	(14,397,147)
Net increase (decrease)	(20,635)	$(202,917)	499,920	$6,114,252

Class C
Sold	61,486	$639,965	234,139	$2,800,274
Dividends and/or distributions reinvested	577	6,081	17,913	186,010
Automatic Conversion
Class C to Class A Shares	(102,218)	(1,065,582)	—	—
Redeemed	(65,893)	(684,728)	(121,745)	(1,414,962)
Net increase (decrease)	(106,048)	$(1,104,264)	130,307	$1,571,322

Class R
Sold	76,515	$799,399	180,314	$2,164,385
Dividends and/or distributions reinvested	1,664	17,742	15,417	163,363
Redeemed	(50,247)	(522,033)	(59,395)	(710,204)
Net increase (decrease)	27,932	$295,108	136,336	$1,617,544

Class Y
Sold	22,398	$237,544	482,873	$6,217,022
Dividends and/or distributions reinvested	1,195	12,746	9,447	104,655
Redeemed	(54,578)	(572,430)	(428,076)	(5,438,622)
Net increase (decrease)	(30,985)	$(322,140)	64,244	$883,055

Class R5[1]
Sold	967	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	967	$10,000	—	$—

31      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended October 31, 2019		Year Ended April 30, 2019
	Shares	Amount	Shares	Amount
Class R6
Sold	93	$964	405	$5,000
Dividends and/or distributions reinvested	13	140	89	956
Redeemed	(94)	(933)	(527)	(6,731)
Net increase (decrease)	12	$171	(33)	$(775)

1. Commencement date after the close of business on May 24, 2019.

Note 9 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 10 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Small Cap Value Fund (the “Fund”) would transfer all of its assets and liabilities to Invesco Small Cap Value Fund (the “Acquiring

32      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

Fund”).

Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

33      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Sector Funds (Invesco Sector Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Small Cap Value Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its

34      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

35      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over the one-year period ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers,

36      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered

37      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

39      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

40      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

41      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

42      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

43      INVESCO OPPENHEIMER SMALL CAP VALUE FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎  Fund reports and prospectuses

∎  Quarterly statements

∎  Daily confirmations

∎  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-SCV-SAR-1	12272019

ITEM 2.      CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 3, 2020